Exhibit 10.3

                         Everett Mutual Bank 401(k) Plan


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                           EVERETT MUTUAL SAVINGS BANK
                           401(k) EMPLOYEE SAVINGS AND
                               PROFIT SHARING PLAN
                                    AND TRUST

                      Originally Effective January 1, 1986

                       Restatement and Amendment Effective
                                 January 1, 1989



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                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----
1.  INTRODUCTION TO DEFERRED RETIREMENT PLAN ..............................    1
    1.1   Purpose .........................................................    1
    1.2   Diversion Prohibited ............................................    2
    1.3   Effective Date ..................................................    2
    1.4   Contractual Rights ..............................................    2
    1.5   Special Rules for Owner-Employee Plans ..........................    2

2.  DEFINITIONS ...........................................................    3
    2.1   Anniversary Date ................................................    3
    2.2   Annual Additions ................................................    3
          (A) Employer Contributions and Forfeitures ......................    3
          (B) Related Employer Contributions and Forfeitures ..............    3
          (C) Voluntary Employee Contributions ............................    3
          (D) Individual Medical Account Allocations ......................    3
    2.3   Beneficiary .....................................................    4
    2.4   Board of Directors ..............................................    4
    2.5   Break In Service ................................................    4
    2.6   Committee .......................................................    4
    2.7   Company .........................................................    4
    2.8   Compensation ....................................................    4
          (A) Excluded Amounts ............................................    5
          (B) Special Rule for Self-Employed Individuals ..................    6
    2.9   Computation Period ..............................................    6
    2.10  Continuous Employment ...........................................    6
    2.11  Date of Employment ..............................................    7
    2.12  Designated Beneficiary ..........................................    7
    2.13  Distributive Share ..............................................    7
    2.14  Earliest Retirement Date ........................................    7
    2.15  Elective Deferral ...............................................    7
    2.16  Employee ........................................................    7
          (A) General Definition ..........................................    7
          (B) Highly Compensated Employee .................................    8
          (C) Leased Employee .............................................    9
          (D) Owner-Employee ..............................................    9
          (E) Self-Employed Individual ....................................    9
    2.17  Employer Real Property ..........................................    9
    2.18  Employer Security ...............................................   10
    2.19  ERISA ...........................................................   10
    2.20  Fiduciary .......................................................   10
    2.21  Five Percent Owner ..............................................   10
    2.22  Former Participant ..............................................   10

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Section                                                                     Page
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    2.23  Hour of Service .................................................   10
          (A) Hours of Service for the Performance of Duties ..............   10
          (B) Hours of Service When No Duties Performed ...................   10
          (C) Special Rule Applicable to Family Absences ..................   11
          (D) Miscellaneous Hours of Service Provisions ...................   11
    2.24  Inactive Status .................................................   12
    2.25  Leave of Absence ................................................   12
    2.26  Matching Employer Contributions .................................   12
    2.27  Maximum Annual Addition Per Plan Limitation Year ................   12
          (A) Maximum Annual Addition .....................................   12
          (B) Limitation Year .............................................   13
          (C) Miscellaneous ...............................................   16
    2.28  Nonelective Employer Contributions ..............................   16
    2.29  Normal Retirement Date ..........................................   16
    2.30  Participant .....................................................   16
    2.31  Party in Interest ...............................................   16
          (A) Fiduciary ...................................................   16
          (B) Services ....................................................   16
          (C) Employer ....................................................   17
          (D) Employee Organization .......................................   17
          (E) Majority Stockholder ........................................   17
          (F) Partnership .................................................   17
          (G) Unincorporated Enterprise ...................................   17
          (H) Relative ....................................................   17
          (I) Trust or Estate .............................................   17
          (J) Officer, Et Cetera ..........................................   17
          (K) Ten Percent Partner .........................................   17
          (L) Change in Applicable Law ....................................   17
    2.32  Permanent Disability ............................................   18
    2.33  Plan Year .......................................................   18
    2.34  Plan Administrator ..............................................   18
    2.35  Qualified Joint and Survivor Annuity ............................   18
    2.36  Qualified Nonelective or Matching Contributions .................   18
          (A) Qualified Nonelective Contribution ..........................   18
          (B) Qualified Matching Contribution .............................   18
    2.37  Qualified Preretirement Survivor Annuity ........................   18
    2.38  Qualifying Employer Real Property ...............................   19
          (A) Geographically Dispersed ....................................   19
          (B) Multiple Usage ..............................................   19
          (C) Leased Real Property ........................................   19
          (D) Diversification .............................................   19
    2.39  Qualifying Employer Security ....................................   19
    2.40  Retired Participant .............................................   19
    2.41  Taxable Year ....................................................   19
    2.42  Terminated Participant ..........................................   19

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Section                                                                     Page
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    2.43  Top-Heavy Definitions ...........................................   19
          (A) Determination Date and Year For Determining
              Top-Heavy Status ............................................   19
          (B) Key Employee ................................................   19
          (C) Non-Key Employee ............................................   20
          (D) Aggregation Group ...........................................   20
          (E) Top-Heavy Plan ..............................................   21
          (F) Top-Heavy Group .............................................   21
          (G) Top-Heavy Ratio .............................................   21
          (H) Sum of Account Balances .....................................   23
          (I) Super Top-Heavy Plan and/or Super Top-Heavy Group ...........   23
          (J) Compensation as Defined for Top-Heavy Purposes ..............   23
          (K) Determination Date ..........................................   24
          (L) Valuation Date ..............................................   24
    2.44  Trust ...........................................................   24
    2.45  Trust Fund ......................................................   24
    2.46  Trustee .........................................................   24
    2.47  Trustee Responsibility ..........................................   24
    2.48  Year of Service .................................................   24

3.  COMMITTEE .............................................................   24
    3.1   General Administration ..........................................   24
    3.2   Appointment of Committee Members ................................   25
    3.3   Resignation from Committee ......................................   25
    3.4   Committee Officers and Employees ................................   25
    3.5   Compensation ....................................................   25
    3.6   Committee Determinations ........................................   25
    3.7   Powers and Duties ...............................................   26
          (A) Construction ................................................   26
          (B) Eligibility .................................................   26
          (C) Permanent Disability ........................................   26
          (D) Benefits, Loans and Hardship Payments .......................   26
          (E) Procedures and Regulations ..................................   26
          (F) Certification to Trustee ....................................   26
          (G) Information Accumulation ....................................   27
          (H) Compliance with Applicable Reporting Requirements ...........   27
          (I) Limitations .................................................   27
          (J) Investments .................................................   27
          (K) Annual Report ...............................................   29
    3.8   Communications With Trustee .....................................   29
    3.9   Company Indemnification of Committee ............................   29
    3.10  Joint Meetings ..................................................   30
    3.11  Legal Disability of Benefit Recipient ...........................   30
    3.12  Location of Recipient ...........................................   30

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Section                                                                     Page
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    3.13  Participants' Accounts ..........................................   31
          (A) Employer Contribution Accounts ..............................   31
          (B) Employee Contributions ......................................   32
    3.14  Annual Allocations ..............................................   32
          (A) Deductions ..................................................   33
          (B) Allocations of Employer Contributions .......................   33
          (C) Allocations of Employee Contributions .......................   33
          (D) Adjustments .................................................   33
          (E) Allocation of Insurance Dividends and Credits ...............   33
          (F) Costs .......................................................   33
    3.15  Allocation Report to Participants ...............................   33

4.  PARTICIPATION AND MEMBERSHIP ELIGIBILITY ..............................   34
    4.1   Eligibility Requirements ........................................   34
          (A) Minimum Age .................................................   34
          (B) Year of Service .............................................   34
          (C) Union Exception .............................................   34
          (D) Nonresident Aliens ..........................................   34
    4.2   Voluntary Membership and Participation ..........................   34
    4.3   Membership Application ..........................................   34
          (A) Execution of Membership Application .........................   34
          (B) Modifications to and Limitations On Participant
              Contributions ...............................................   35
          (C) Failure to Designate Beneficiaries ..........................   35
    4.4   Entry Dates .....................................................   36
          (A) Entry Date for Eligibility to Receive Employer
              Contributions ...............................................   36
          (B) Entry Date for Eligibility to Make Elective Participant
              Contributions ...............................................   36
          (C) No Employer Allocations Prior to Participation in the Plan ..   36
    4.5   Termination and Rehiring ........................................   37
    4.6   Affiliated Company ..............................................   37
    4.7   Communication ...................................................   37
    4.8   Limitations .....................................................   37
    4.9   Minimum Plan Participation Requirements .........................   37

5.  EMPLOYER CONTRIBUTIONS ................................................   38
    5.1   Determination of Amount .........................................   38
          (A) Nonelective Discretionary Employer Contributions ............   38
          (B) Elective 401(k) Employer Contributions ......................   38
          (C) Matching Employer Contributions .............................   38
    5.2   Funding Policy and Method .......................................   38
          (A) Nonelective Employer Contributions ..........................   38
          (B) Elective Employer and Basic After-Tax Employee
              Contributions ...............................................   39

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Section                                                                     Page
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    5.3   Limitation on Maximum Employer Contribution .....................   39
          (A) Maximum Annual Limitations ..................................   39
          (B) Maximum Employer Contribution ...............................   39
          (C) Allocation of Excess Annual Additions .......................   39
          (D) Creation of a Suspense Account ..............................   40
          (E) Coordination of Annual Addition Reallocations ...............   40
    5.4   Forfeitures .....................................................   41
    5.5   Reversion to Employer Prohibited ................................   41
    5.6   Allocation of Employer Contributions ............................   41
          (A) Nonelective Discretionary Employer Contributions ............   41
          (B) Matching Employer Contributions .............................   42
    5.7   Actual Deferral Percentage Tests ................................   42
          (A) Maximum Annual Allocation of Elective Employer
              Contributions ...............................................   42
          (B) Coordination of Actual Deferral Percentage and Actual
              Compensation Percentage Tests ...............................   43
          (C) Definitions .................................................   43
          (D) Family Aggregation ..........................................   44
          (E) Aggregation of Cash or Deferred Plans .......................   45
          (F) Adjustments to Actual Deferral Percentage Tests .............   45
          (G) Impermissible Treatment of Excess Contributions .............   48
          (H) Miscellaneous Provisions ....................................   48
    5.8   Diversion of Employer Contributions .............................   50
          (A) Exceptions Whereby Reversion of Plan Assets Is Not
              Prohibited ..................................................   50
          (B) Applicable Rules Concerning Reversion of Plan Funds .........   50

6.  CONTRIBUTIONS BY PARTICIPANTS .........................................   52
    6.1   Voluntary Employee Contributions ................................   52
          (A) After-Tax Contributions .....................................   52
          (B) Participant Salary Reduction Contributions ..................   52
    6.2   Salary Reduction Election .......................................   52
          (A) Elections ...................................................   52
          (B) Vesting .....................................................   53
          (C) Distributions from Elective Accounts ........................   53
          (D) Dollar Limitations on Funding ...............................   54
          (E) Suspension of Elective Deferrals Due to Prior Hardship
              Distribution ................................................   55
          (F) Cumulation of Elective Deferral Amounts .....................   55
          (G) Additional Benefits to Participants .........................   56
          (H) Self-Directed Account Treatment .............................   56
          (I) Segregation of Elective Accounts ............................   56
          (J) Elective Contribution Election Requirements .................   56
    6.3   Limitations on Amount ...........................................   58
          (A) General Limitations .........................................   58

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Section                                                                     Page
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          (B) Average Contribution Percentage Tests Applicable to
              Employee Contributions ......................................   58
          (C) Adjustment to Actual Contribution Percentage Tests ..........   62
    6.4   Immediate Vesting ...............................................   64
    6.5   Contribution Prohibited .........................................   65
    6.6   Accounts ........................................................   65
    6.7   Methods of Contribution .........................................   65
    6.8   Payroll Deduction Procedure .....................................   65
          (A) Percentage ..................................................   65
          (B) Change in Deduction Percentage ..............................   65
    6.9   Withdrawal of Participant Contributions .........................   65

7.  MANAGEMENT OF TRUST FUNDS AND TRUST AGREEMENT .........................   66
    7.1   Appointment of Trustee ..........................................   66
    7.2   Title to Assets .................................................   66
    7.3   Company Notification to Trustee .................................   66
          (A) Company Contributions .......................................   66
          (B) Voluntary Payroll Deductions ................................   66
    7.4   Determination of Fair Market Value ..............................   67
    7.5   Statement of Accounts ...........................................   67
    7.6   Payment of Benefits .............................................   67
    7.7   Investment of Trust Fund Assets; General Powers and Duties ......   68
          (A) Cash Reserves ...............................................   68
          (B) Prudent Man Rule ............................................   68
          (C) Committee Advice ............................................   68
          (D) General Powers ..............................................   68
          (E) Delegation to Reorganization Committee ......................   68
          (F) Exercise of Ownership Rights ................................   69
          (G) Principal or Income .........................................   69
          (H) Execute Documents ...........................................   69
          (I) Employment of Agents ........................................   69
          (J) Borrow Money ................................................   69
          (K) Compromise and Settlement ...................................   69
          (L) Payment of Taxes ............................................   70
          (M) Diversification .............................................   70
          (N) Life Insurance ..............................................   70
          (O) Earmarked Investments .......................................   71
    7.8   Prohibited Transactions .........................................   72
          (A) Property ....................................................   72
          (B) Loans .......................................................   72
          (C) Provisions ..................................................   72
          (D) Transfer ....................................................   72
          (E) Employer Property ...........................................   72
    7.9   Prohibited Transactions; Exemptions .............................   72
    7.10  Segregated Account ..............................................   72

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Section                                                                     Page
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    7.11  Third Party Dealings ............................................   72
    7.12  Payment of Expenses .............................................   73
    7.13  Voting by Co-Trustees ...........................................   73
    7.14  Reports .........................................................   73
    7.15  Liability of Trustee ............................................   73
          (A) Prudent Man Standard ........................................   73
          (B) Reliance on Instructions ....................................   73
          (C) Indemnification .............................................   74
          (D) Bond Waived .................................................   74
          (E) Liability Insurance .........................................   74
    7.16  Resignation or Removal ..........................................   74
          (A) Resignation .................................................   74
          (B) Removal .....................................................   74
          (C) Settlement of Accounts ......................................   74
          (D) Company to Fill Vacancy .....................................   75
    7.17  Transfer of Interest or Rollovers ...............................   75
    7.18  Authorization to Sign ...........................................   75

8.  RETIREMENT BENEFITS ...................................................   76
    8.1   Determination of Amount .........................................   76
          (A) Previous Plan Year End Value ................................   76
          (B) Adjustments for Significant Increases or Decreases in
              Value of Plan Assets ........................................   76
    8.2   Mode of Distribution ............................................   76
          (A) Life Annuity ................................................   76
          (B) Qualified Preretirement Survivor Annuity ....................   78
          (C) Lump Sum ....................................................   79
          (D) Installments ................................................   79
          (E) Uniform Availability of Benefits ............................   79
          (F) Distribution to Designated Beneficiaries ....................   79
          (G) Notice and Election .........................................   80
          (H) Commencement of Benefits and Required Beginning Dates .......   83
          (I) Minimum Required Distributions ..............................   87
          (J) Definitions .................................................   88
          (K) Involuntary Distributions ...................................   90
          (L) Taxable Distributions .......................................   90
          (M) Rehire of Participant in Pay Status .........................   90
    8.3   Segregated Account ..............................................   91
    8.4   Nonalienation of Plan Benefits and Qualified Domestic
          Relations Orders ................................................   91
          (A) Nonalienation of Plan Benefits ..............................   91
          (B) Limited Exception to Alienation of Benefits for a
              Qualified Domestic Relations Order ..........................   91

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Section                                                                     Page
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    8.5   Hardship Distributions ..........................................   96
          (A) Written Application .........................................   96
          (B) Burden on Participant .......................................   96
          (C) Definition of Hardship ......................................   96
          (D) Effective Date ..............................................   97
          (E) Participant Status ..........................................   97
          (F) Limitation on Hardship Distributions ........................   97
    8.6   Retirement Benefits .............................................   98
          (A) Benefits on Normal Retirement ...............................   98
          (B) Benefits on Optional Early Retirement .......................   98
    8.7   Benefits on Death ...............................................   98
    8.8   Distribution Events and Distribution Limitations ................   98
          (A) Disposition of Corporation or Substantially All of
              Employer's Assets ...........................................   98
          (B) Plan Termination ............................................   99
          (C) Hardship ....................................................   99
    8.9   Benefits on Permanent Disability ................................   99
    8.10  Benefits on Termination .........................................   99
    8.11  Vesting .........................................................  100
          (A) Years Before Attainment of Minimum Age for Vesting Purposes .  100
          (B) Failure to Make Mandatory Contributions .....................  100
          (C) Break in Service Years ......................................  100
          (D) Prebreak Years of Service ...................................  100
    8.12  Break in Service Rules ..........................................  101
          (A) Years of Service After Break ................................  101
          (B) Years of Service Before Break ...............................  101
          (C) Non-Vested Participants -- Greater of: Rule of Parity or
              Five Years ..................................................  102
          (D) Special Account Rule ........................................  102
    8.13  Forfeitures .....................................................  103
          (A) General Allocation of Forfeitures ...........................  103
          (B) Return to Service by a Participant Whose Account Was
              Forfeited ...................................................  103
          (C) Years of Service for Vesting Purposes .......................  105
          (D) Account Restoration .........................................  105
          (E) Vested Rights ...............................................  105
    8.14  Loans ...........................................................  106
    8.15  Effect of Payments ..............................................  106
    8.16  Top-Heavy Plans .................................................  106
          (A) Top-Heavy Vesting Schedule ..................................  106
          (B) Excess Compensation Amounts .................................  108
          (C) Combined Plan Fraction ......................................  108
          (D) Defined Contribution Minimum Benefit ........................  108
          (E) Multiple Employer Plans .....................................  110

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Section                                                                     Page
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9.  AMENDMENT, TERMINATION, MERGERS, CONSOLIDATIONS, ETC. .................  110
    9.1   Plan Amendments .................................................  110
    9.2   Successor Company ...............................................  111
    9.3   Termination of Trust ............................................  111
    9.4   Contributions Permanently Discontinued ..........................  112
    9.5   Partial Termination .............................................  112
    9.6   Merger or Consolidation .........................................  112

10. MISCELLANEOUS .........................................................  112
    10.1  No Contribution Obligation ......................................  112
          (A) Employer ....................................................  112
          (B) Employee ....................................................  112
    10.2  Partial Invalidity ..............................................  113
    10.3  Headings ........................................................  113
    10.4  Counterparts ....................................................  113
    10.5  Gender ..........................................................  113
    10.6  Retroactive Amendments ..........................................  113
    10.7  Construction ....................................................  113
    10.8  Division of Powers ..............................................  113
          (A) Company .....................................................  113
          (B) Committee ...................................................  113
          (C) Trustee .....................................................  114
    10.9  Appeals Procedure ...............................................  114
          (A) Error .......................................................  115
          (B) Arbitrary or Capricious Exercise of Discretion ..............  115
          (C) Existence of Substantial Evidence ...........................  115
    10.10 Plan Transfer Provisions ........................................  115
          (A) Roll Over Provisions ........................................  115
          (B) Trust to Trust Transfers from Other Qualified Plans .........  115
          (C) Participant's Transfer Account ..............................  116
          (D) No Forfeiture of Participant's Transfer Account .............  116
          (E) Additional Benefits at Retirement Date or Other Date on
              Which Participant is Entitled to Benefits ...................  116
          (F) Segregation of Transfer Funds ...............................  116
          (G) General Investment of Transfer Funds ........................  116
          (H) Self-Directed Investment of Transferred Funds ...............  117
          (I) Amounts Transferred From Another Qualified Corporate or
              Noncorporate Plan ...........................................  117
          (J) Qualified Corporate or Noncorporate Plan ....................  117
          (K) Assets Received .............................................  117
          (L) Miscellaneous ...............................................  118
          (M) Definitions .................................................  118
    10.11 Governing Law ...................................................  119

                           EVERETT MUTUAL SAVINGS BANK
                           401(k) EMPLOYEE SAVINGS AND
                               PROFIT SHARING PLAN
                                    AND TRUST

     This is a Deferred Retirement Plan of EVERETT MUTUAL SAVINGS BANK (a stock savings bank, previously known as Everett Federal Savings and Loan Association) and MUTUAL BANCSHARES (a mutual holding company), hereinafter referred to as the "Employer" or the "Company," and Trust Agreement between said Employer and the undersigned "Trustees."

                              W I T N E S S E T H:

     WHEREAS, the Employer is desirous of amending its existing 401(k) Profit Sharing Plan and Trust to comply with applicable statutes and regulations;

     WHEREAS, pursuant to this Plan the Employer will from time to time contribute funds and property into a trust fund for the exclusive benefit of its eligible employees and their beneficiaries;

     WHEREAS,   the  Employer  will  pay  certain   expenses   incurred  in  the
administration of said Plan and the management of its Trust Fund Assets;

     WHEREAS, the Employer desires the Trustees to hold, invest, reinvest and otherwise manage such Trust Fund assets; and,

     WHEREAS, the Trustees are willing to hold, invest, reinvest and manage such Trust Fund assets as set forth herein.

     NOW, THEREFORE, in consideration of the promises and the mutual terms and conditions set forth herein, the Employer and the Trustees do hereby covenant and agree as follows:

                                   ARTICLE 1.
                    INTRODUCTION TO DEFERRED RETIREMENT PLAN

     1.1 Purpose. The purpose of this Plan and Trust Agreement is to enable the Employer to establish a program of retirement benefits exclusively for its eligible Employees and their beneficiaries. It is intended that this Deferred Retirement Plan and Trust Agreement shall qualify under the provisions of
Section 401 of the Internal Revenue Code of 1986 (I.R.C.), as amended; shall be tax exempt under I.R.C. ss. 501; shall conform to the requirements of the Employment Retirement Income Security Act of 1974 (ERISA), and all subsequent amendments thereto. The Plan and Trust Agreement and any subsequent amendments shall be interpreted in accordance with such intent.

     1.2 Diversion Prohibited. It shall be impossible at any time before the satisfaction of all liabilities with respect to employees and their beneficiaries under the trust for any part of the principal contributed to the Trust Fund under this Plan, or income thereon, to be used for, or diverted to, any purpose other than for the exclusive purpose of providing retirement benefits for participating Employees or their beneficiaries and defraying reasonable expenses of Plan administration; except as provided pursuant to I.R.C. ss. 415 suspense account provisions or ERISA ss. 403(c)(2).

     1.3 Effective Date. The effective date of this amended and restated Plan and Trust shall be January 1, 1989. Notwithstanding the preceding provisions of this Section 1.3, those provisions of this amendment and restatement which comply with the requirements of the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987 and the final regulations issued pursuant to the Retirement Equity Act of 1984, to the extent applicable to Plan Years beginning before 1989, shall be effective on the first day of the Plan Year beginning in 1987, or earlier if required by statute.

     The Company's Plan and Trust was originally adopted effective on January 1, 1986.

     1.4 Contractual Rights. The establishment of this Plan shall not be considered as giving an Employee the right to be retained at the service of the Employer.

     1.5 Special Rules for Owner-Employee Plans. If this Plan provides contributions or benefits for one or more owner-employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the Plan established for such other trades or businesses must, when looked at as a single plan, satisfy I.R.C. ss.ss. 401(a) and (d) for the employees of this and all other trades or businesses.

     If the Plan provides contributions or benefits for one or more owner-employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies I.R.C. ss.ss. 401(a) and (d) and which provides contributions and benefits not less favorable than provided for owner-employees under this Plan.

     If an individual is covered as an owner-employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the Plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

     For purposes of the preceding paragraphs, an owner-employee, or two or more owner-employees, will be considered to control a trade or business if the owner-employee, or two or more owner-employees together:

          (A) Own the entire  interest in an  unincorporated  trade or business;
     or,

          (B) In the case of a partnership, own more than fifty percent (50%) of either the capital interest or the profits interest in the partnership.

     For purposes of the preceding sentence, an owner-employee, or two or more owner-employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or such two or more owner-employees, are considered to control within the meaning of the preceding sentence.


                                   ARTICLE 2.
                                   DEFINITIONS

     2.1 Anniversary Date. "Anniversary Date" is the date on which the Plan Year ends. Under this Plan, the Anniversary Date shall be December 31 of each year.

     2.2 Annual Additions. "Annual Additions" shall mean with respect to any one Limitation Year the sum of the following:

          (A) Employer Contributions and Forfeitures. Employer contributions and forfeitures, if any, allocated to the Participant pursuant to this Plan;

          (B)  Related   Employer   Conributions   and   Forfeitures.   Employer
     contributions and forfeitures, if any, credited to the Participant's account under any related Plan;

          (C) Voluntary Employer Contributions. For Limitation Years commencing before December 31, 1986, if the Employee Participant made any voluntary contributions during said Plan Year, the lesser of:

               (1) One-half (1/2) of said voluntary Participant's contribution; or,

               (2) The amount of the Participant's voluntary contribution in excess of six percent (6%) of his Compensation for such year shall be included.

          For Limitation Years commencing after December 31, 1986, all Voluntary Employee Contributions shall be included as Annual Additions (the annual addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as annual additions); and,

          (D) Individual Medical Account Allocations. Amounts allocated, after March 31, 1984, to an individual medical account, as defined in I.R.C. ss.ss. 415(l)(1) and (2), which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in I.R.C. ss. 419A(d)(3), under a welfare benefit fund, as defined in I.R.C. ss. 419(e), maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

     All defined contribution plans of the Employer will be considered as a single defined contribution plan in determining annual additions.

     2.3 Beneficiary. "Beneficiary" includes any persons designated by a Participant to receive benefits from the Trust after said Participant's death, or, in lieu of such designation, the person designated by the Committee to receive benefits from the Trust after a Participant's death as provided in
Section 4.3 below. Whenever the rights of Participants or retired Participants are determined by the Committee pursuant to this Agreement, their respective Beneficiaries, Heirs, Executors and Administrators shall be bound by such determination.

     2.4 Board of Directors. "Board of Directors" means the Board of Directors of the corporate Employer (if applicable) adopting this Plan. If the adopting Employer is not a corporation then the "Board of Directors" shall refer to the managing partner or partners of any partnership, or the sole proprietor of a sole proprietorship.

     2.5 Break In Service. A "Break in Service" occurs when a Participant does not complete more than 500 Hours of Service during a Computation Period.

     2.6 Committee. The "Committee" shall mean the Committee provided for herein and charged with the administration of the Plan. The Committee shall have the authority to control the operation and administration of the Plan.

     2.7 Company.  The word  "Company"  shall be  interchangeable  with the word
"Employer." As used herein, the terms "Company" and "Employer" shall mean the entity or entities adopting this Plan and Trust Agreement, in writing, with the consent of the Board of Directors. All trades or businesses (whether or not incorporated) which are under common control (as defined in I.R.C. ss.ss. 414(b) or (c) as modified by I.R.C. ss. 415(h)), and affiliated service groups (as defined in I.R.C. ss. 414(m)), of which the Employer is a part, and any other entity required to be aggregated with the Employer pursuant to the regulations under I.R.C. ss. 414(o), shall be considered a single Employer for purposes of determining Hours of Service and Years of Service for eligibility for Participation and vesting, and for purposes of determining applicable limitations on benefits and contributions.

     2.8 Compensation. "Compensation" means, except as expressly provided for herein, a Participant's earned income, wages, salaries, W-2 earnings and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan, which compensation is currently includible in gross income as defined under I.R.C. ss. 415(c)(3) and earned during the applicable Plan Year.

     Compensation shall include any amount contributed by the Employer pursuant to an I.R.C. ss. 401(k) salary reduction election agreement, if applicable, and which is not includible in the gross income of the Participant under I.R.C. ss.ss. 125, 129, 401(k), 402(a)(8), 402(h) or 403(b).

     For purposes of applying the limitations of this Section, compensation for a limitation year is the Compensation actually paid and includible in gross income of the Participant for such Plan Year.

          (A) Excluded Amounts. Compensation excludes the following amounts:

               (1) Designated Pay. Compensation excludes payments for overtime, bonuses, commissions, incentive payments and other special pay. Compensation also excludes compensation amounts not paid in cash, relocation or moving allowances, tuition allowances, reimbursements for expenses, termination or severance pay, lump sum vacation and sick leave pay provided upon termination from employment, living allowances, income included pursuant to I.R.C. ss. 79 and compensatory pay for board meeting participation.

               (2) Employer Contributions. Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

               (3) Non-Qualified Stock Option Amounts. Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (4) Sale, Exchange or Disposition of Stock Options. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

               (5) Compensation in Excess of $200,000.00. For Plan Years commencing after December 31, 1988, the maximum amount of annual compensation which shall be taken into account for all purposes under this Plan shall be $200,000.00, as adjusted by the Secretary at the same time and in the same manner as provided under I.R.C. ss. 415(d). In determining the compensation of a Participant for purposes of this limitation, the rules of I.R.C. ss. 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the calendar year. If, as a result of the application of such rules the adjusted $200,000.00 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level, if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation; and,

               (6) Compensation Earned Prior to Entry Date. Compensation earned prior to a Participant's entry into the Plan, as defined herein, shall be excluded.

          (B) Special Rules for Self-Employed Individuals. In the case of an Employee within the meaning of I.R.C. ss. 401(c)(1), Compensation shall be defined in the same manner as described above except the Participant's "earned income," as defined under I.R.C. ss. 401(c)(12) without regard to I.R.C. ss. 911, shall be substituted in lieu of reference to "compensation of the Participant from the Employer," as described under I.R.C. ss. 415(c)(3)(A). Earned income, in general, means the net earnings from self employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under I.R.C. ss. 404. For Plan Years commencing after December 31, 1989, net earnings shall be determined with regard to the deduction allowed to the Employer by I.R.C. ss. 164(f). For Limitation Years commencing after December 31, 1991, for purposes of applying the limitations of this Section, compensation for a Limitation Year is the compensation actually paid or includible in the gross income of the self-employed individual during such Limitation Year.

     2.9 Computation Period. "Computation Period" means a twelve (12) consecutive month period used to determine participation, eligibility, vesting, retention of eligibility and accrual of benefits. For purposes of determining Years of Service for eligibility and Breaks in Service, the Computation Period for eligibility, and all subsequent eligibility computation periods, and for all Breaks in Service, shall be the twelve (12) consecutive month period beginning on the date the Employee first performs an Hour of Service for the Employer and each anniversary date thereafter, as applicable. For purposes of the accrual of benefits, vesting and retention of eligibility, the Computation Period shall coincide with the Plan Year as defined below.

     2.10 Continuous Employment. "Continuous Employment" means employment without a "Break In Service." Authorized leaves of absence, under the terms hereinafter set forth, shall not be deemed a "Break In Service." All absences must be authorized by the Company and Committee in writing; provided further, that all determinations of authorized leaves of absence shall be made in a non-discriminatory fashion so that all persons under similar circumstances will be treated alike in the granting of authorization for such leaves of absence.

     2.11 Date of Employment. "Date of Employment" means the first date on which an Employee completes an Hour of Service, provided, however, that in the case of a Break in Service, the Date of Employment shall be the first date thereafter on which such Employee completes an Hour of Service.

     2.12 Designated Beneficiary. A "Designated Beneficiary" is any individual or entity deemed designated as a beneficiary by the Employee Participant.

     2.13 Distributive Share. "Distributive Share" means the amount payable to a Participant or his Beneficiary upon his retirement, disability, death or other termination from employment.

     2.14 Earliest Retirement Date. "Earliest Retirement Date" means the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits. The Earliest Retirement Date under this Plan is the date on which the Participant is fully vested, has attained the age of fifty-five (55) and completed at least ten (10) Years of Service.

     2.15 Elective Deferral. "Elective Deferral" shall mean any Employer contributions made to the Plan at the election of the Participant pursuant to ss. 6.2 below, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in I.R.C. ss. 401(k) of the Code, any simplified employee cash or deferred arrangement as described in I.R.C. ss. 402(h)(l)(B), any eligible deferred compensation plan under I.R.C. ss. 457, any plan as described under I.R.C. ss. 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under I.R.C. ss. 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess annual additions; provided, all Elective Deferrals must satisfy the discrimination requirements of Treas. Reg. ss. 1.401(k)-1(b)(3), which is incorporated herein by reference.

     2.16  Employee.

          (A) General Definition. "Employee" shall mean any person employed by the Employers maintaining this Plan or of any other Employer required to be aggregated with such Employer under I.R.C. ss.ss. 414(b), (c), (m) or (o). The term "Employee" excludes any person who renders services as an independent contractor and any person who has not been classified by the Employer as an Employee. The term Employee shall also include any leased employee deemed to be an employee of any Employer described herein as provided under I.R.C. ss.ss. 414(n) or (o).

          (B)  Highly  Compensated   Employee.   The  term  "Highly  Compensated
     Employee"   includes  highly   compensated   active  employees  and  highly
     compensated former employees.

          For the purposes of this Plan, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to this Plan, whether or not such deferral election was made or suspended pursuant to this Plan.

          A highly compensated active employee includes any employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of $75,000.00 (as adjusted pursuant to I.R.C. ss. 415(d)); (ii) received compensation from the Employer in excess of $50,000.00 (as adjusted pursuant to I.R.C. ss. 415(d)) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under I.R.C. ss. 415(b)(1)(A). The term Highly Compensated Employee also includes: (i) employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year," and Employees who are one of the one hundred (100) employees who received the most compensation from the Employer during the determination year; and (ii) Employees who are five percent (5%) owners at any time during the look-back year or determination year.

          If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

          For the above purposes, the determination year shall be the Plan Year. The look-back year shall be the twelve (12) month period immediately preceding the determination year.

          A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

          If an Employee is, during a determination year or look-back year, a family member of either a five percent (5%) owner who is an active or former employee, or a Highly Compensated Employee who is one of the ten
     (10) most highly compensated employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the five percent (5%) owner, or top-ten highly compensated employee, shall be aggregated. In such case, the family member and five percent (5%) owner, or top-ten highly compensated employee, shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and five percent (5%) owner, or top-ten highly compensated employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or Former Employee and the spouses of such lineal ascendants and descendants.

          The determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, the top one hundred (100) employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with I.R.C. ss. 414(g) and the regulations thereunder.

          (C) Leased Employee. The term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with I.R.C. ss. 414(n)(6)) on a substantially full time basis for a period of at least one (1) year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided to a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

          A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in I.R.C. ss. 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludible from the employee's gross income under I.R.C. ss.ss. 125, 402(a)(8), 402(h) or 403(b), (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated workforce.

          (D) Owner-Employee. "Owner-employee" means an individual who is a sole proprietor, or who is a partner owning more than ten percent (10%) of either the capital or profits interest of the partnership.

          (E) Self-Employed Individual. "Self-employed individual" means an individual who has earned income for the taxable year from the trade or business for which the Plan is established; also, an individual who would have had earned income but for the fact that the trade or business had no net profits for the taxable year.

     2.17 Employer Real Proerty. "Employer Real Property" means real property (and related personal property) which is leased to an Employer of Employees covered by the Plan, or to an Affiliate of such Employer. For purposes of determining the time at which a Plan acquires Employer Real Property for the purposes of this Plan, such property shall be deemed to be acquired by the Plan on the date on which the Plan acquired the property or on the date on which the lease to the Employer is entered into, whichever is later.

     2.18 Employer Security. "Employer Security" means a security issued by an Employer of Employees covered by the Plan, or by an Affiliate of such Employer as defined by ERISA ss. 407(d)(1). A contract to which ERISA ss. 408(b)(5) applies shall not be treated as an Employer Security for purposes of this Plan.

     2.19 ERISA. "ERISA" refers to Public Law No. 93-406, commonly known as the Employment Retirement Income Security Act of 1974 (and also as the Pension Reform Act of 1974), as it now exists, or as it may hereinafter be amended.

     2.20 Fiduciary. "Fiduciary" for purposes of this Plan includes the Company, Committee and Trustee, but only with respect to the specific duties of said parties as set forth in this Plan. A Fiduciary shall include a Fiduciary under ERISA ss. 3(21), who is any person or party exercising discretionary authority or control affecting the management of a plan or its assets, or rendering investment advice for a fee or other compensation, direct or indirect, with respect to assets of a plan.

     2.21 Five Percent Owner. A "Five Percent (5%) Owner" is defined as the owner of over a five percent (5%) interest in the stock, capital, profits or total combined voting power of the corporate or noncorporate Employer; and, the attribution rules of I.R.C. ss. 318 shall be used to attribute ownership under this Section.

     2.22 Former Participant. "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

     2.23 Hour of Service. Each Employee will be credited with an Hour of Service for:

          (A) Hours of Service for the Performance of Duties. Each hour for which an employee is paid, or entitled to payment, for the performance of duties for the Employer. These Hours of Service will be credited to the Employee for the applicable Computation Period in which the duties are performed.

          (B) Hours of Service When No Duties Performed. Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence, no more than 501 hours of service are required to be credited under this paragraph to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period). Hours of Service under this paragraph will be calculated and credited pursuant to Department of Labor Regulations ss. 2530.200b-2, which are incorporated herein by reference.

          (C) Special Rule Applicable to Family Absences. Solely for purposes of determining whether a Break in Service has occurred, maternity or paternity absences will be included in determining hours of service for participation and vesting in each Computation Period.

               (1) A maternity or paternity absence shall include: any absence by reason of pregnancy of the Participant; birth of a child by the Participant; placement of a child with Participant in connection with the adoption of such child by such Participant; or, for purposes of caring for such child for a period beginning immediately following such birth or placement; provided, that the Participant promptly furnishes to the Plan Administrator information establishing that the absence from work is for a maternity or paternity absence and states the estimated number of days of his/her absence.

               (2) Hours of service included herein are hours of service which would otherwise be credited to the Participant for a similar absence, or eight (8) hours of service per day if it is not possible to determine hours of service for such absence; but in no event shall hours credited by reason of a maternity or paternity absence exceed 501 hours per Plan Year, nor shall the Participant be entitled to the benefits of this provision for more than one (1) year for each maternity or paternity leave of absence.

               (3) Hours of service are to be credited in the year in which absence begins only if a Participant would be prevented from incurring a Break in Service thereby; otherwise, such hours of service will be credited in the immediately following Computation Period.

          (D) Miscellaneous Hours of Service Provisions. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same hours of service shall not be credited both under paragraph (A), (B) or (C) as the case may be, and under this paragraph (D). These Hours will be credited to the Employee for the Computation Period or Periods to which the award or agreement pertains rather than the Computation Period in which the award, agreement or payment is made.

     Hours of Service will be credited for employment with other members of an affiliated service group as defined under I.R.C. ss. 414(m), a controlled group of corporations as defined under I.R.C. ss. 414(b) or a group of trades or businesses under common control as defined under I.R.C. ss. 414(c) of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to I.R.C. ss. 414(o) and the regulations thereunder. Hours of Service will also be credited for any individual considered an Employee for purposes of the Plan under I.R.C. ss. 414(n) or 414(o) and the regulations thereunder.

     2.24 Inactive Status. "Inactive Status" is the status of a Participant who failed to accumulate 1,000 Hours of Service during a Plan Year, but did accumulate more than 500 Hours of Service during such Plan Year. In any such year, said Participant shall not be deemed to have completed a Year of Service and shall not share in the allocation of Company contributions or forfeitures for such year, except as provided in Section 8.16(E) below; provided, however, that said Participant shall continue to share in the income and loss allocations incurred by the Trust during such year. In the event a Participant on Inactive Status subsequently accumulates 1,000 Hours of Service in a subsequent Plan Year, said Participant shall revert to active status with full rights and privileges under this Plan.

     2.25 Leave of Absence. All leaves of absence must be authorized by the Company and the Committee in writing; provided, further, that all determinations of authorized leaves of absence shall be made in a non-discriminatory fashion so that all persons under similar circumstances will be treated alike in the granting of authorization for such leaves of absence.

     2.26 Matching Employer Contributions. "Matching Employer Contributions" refers to Employer contributions made to the Plan on behalf of a Participant on account of Participant contributions or Elective contributions made by such Participant.

     2.27 Maximum Annual Addition Per Plan Limitation Year. "Maximum Annual Addition" means the limit on Annual Additions imposed by I.R.C. ss. 415 on all qualified deferred compensation plans in each Limitation Year as defined below.

          (A) Maximum Annual Addition. Pursuant to said limitation, the maximum aggregate Annual Addition to the account of any Participant in any Limitation Year shall not exceed the lesser of the maximum permissible amount (as described below) or any other limitation contained in this Plan.

               (1) Dollar Limitation. Thirty Thousand Dollars ($30,000.00); or, if greater, one-quarter (3) of the defined benefit dollar limitation, as adjusted for cost of living increases, as in effect under I.R.C. ss. 415(b)(1)(A) as in effect for the Limitation Year; or,

               (2) Percentage Limitation. Twenty-five percent (25%) of the Compensation paid to the Participant by the Employer in the Plan Year; provided, the Compensation limitation described herein shall not apply to any contribution for medical benefits made within the meaning of I.R.C. ss.ss. 401(h) or 419(A)(f)(2) which are otherwise treated as Annual Additions under I.R.C. ss.ss. 415(l)(1) or 419(A)(d)(2), respectively.

               (3) 415 Safe-Harbor Compensation. Wages, salaries and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances), and excluding the following:

                    (a) Employer contributions to a plan of deferred compensation which are not includible in the employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

                    (b) Amounts  realized  from the exercise of a  non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                    (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and,

                    (d) Other amounts which  received  special tax benefits,  or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in I.R.C. ss. 403(b) (whether or not amounts are actually excludible from the gross income of the employee).

          (B) Limitation  Year. The "Limitation  Year" shall refer to the twelve
     (12) consecutive month period from January 1 to December 31, chosen by the Employer. All qualified plans maintained by the Employer shall use the same Limitation Year. If the Limitation Year is amended to a different twelve
     (12) consecutive month period, then the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, then the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by: [number of months in the short limitation year/12]. Such Limitation Year shall be identical to the Employer's Plan Year as defined below, unless otherwise provided herein.

               (1) Participation in Both Defined Contribution and Defined Benefit Plans. In any case in which an individual is or was a Participant in both a Defined Benefit Plan and a Defined Contribution Plan maintained by the same Employer, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any year may not exceed 1.0 in any Limitation Year.

               (2)  Defined   Benefit  Plan  Fraction.   For  purposes  of  this
          subsection, the Defined Benefit Plan Fraction for any year is a fraction:

                    (a) The  numerator of which is the sum of the  Participant's projected annual benefits to the Participant under all qualified defined benefit plans (whether or not terminated) maintained by the Employer (determined as of the close of the Limitation Year); and,

                    (b) The denominator of which is the lesser of:

                         (i) The  product of 1.25 (1.0 if for such year the Plan
                    is a "Top-Heavy Plan," except in the event the conditions of I.R.C. ss. 416(h)(2) are met), multiplied by the dollar limitation on the annual benefit in effect under I.R.C. ss.ss. 415 (b) and (d) determined for such Limitation Year; or

                         (ii) The  product  of 1.4,  multiplied  by one  hundred
                    percent (100%) of the Participant's highest average Compensation with the Employer for the three (3) highest consecutive Years of Service during which the Participant was an active Participant in such Plan, including any adjustments as provided under I.R.C. ss. 415(b).

          Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of I.R.C. ss. 415 for all Limitation Years beginning before January 1, 1987.

               (3) Defined Contribution Plan Fraction. For purposes of this subsection, the Defined Contribution Plan Fraction for any Limitation Year is a fraction:

                    (a) The numerator of which is the sum of the Annual Additions credited to the Participants' account under this Plan and all qualified defined contribution plans maintained by the Employer in which the Employee participates, as of the close of the Limitation Year and all prior Limitation Years (including Annual Additions attributable to the Participant's non-deductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds, as defined in I.R.C. ss. 419(e), and individual medical accounts as defined in I.R.C. ss. 415(l)(2) maintained by the Employer; and,

                    (b) The denominator of which is the sum of the lesser of the following maximum aggregate amounts determined for such Limitation Year and for each prior Limitation Years of Service with the Employer regardless of whether a defined contribution plan was maintained by the Employer:

                         (i) The  product of 1.25 (1.0 if for such year the Plan
                    is a "Top-Heavy Plan," except in the event the conditions of I.R.C. ss. 416(h) are met), multiplied by the dollar limitation in effect under I.R.C. ss. 415(c)(1)(A) for such Limitation Year; or,

                         (ii) The product of 1.4, multiplied by the amount which
                    may be taken into account under I.R.C. ss. 415(c)(1)(B) with respect to such Participant under such Plan for such Limitation Year.

               If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the I.R.C. ss. 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

          (C) Miscellaneous.

               (1) Determination During Plan Year. Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, provided any such estimates shall be uniformly determined for all similarly situated Participants.

               (2) End of Year Determination. As soon as administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year will be determined based on the Participant's actual Compensation for such Limitation Year.

               (3) Excess Allocations. In the event of an excess allocation, any such excess allocation or contribution shall be reduced so that the Annual Addition for the Limitation Year will equal the maximum permissible amount, all as more particularly described under Article 5 below.

     2.28 Nonelective Employer Contributions. "Nonelective Employer Contributions" means Employer contributions to the Plan, if any, excluding contributions made pursuant to the Participant's deferral election provided for below, nondiscretionary matching contributions made pursuant to this Plan, if any, and any Qualified Nonelective Contributions.

     2.29 Normal Retirement Date. "Normal Retirement Date" means the attainment of the Normal Retirement Age of sixty-two (62) by such Participant, provided such Participant retires at such age for reasons other than total and permanent disability. If a Participant continues working after the attainment of the Normal Retirement Date then pursuant to Section 8.6 below, the Participant's normal retirement date shall be his actual retirement date.

     2.30 Participant. The words "Participant" and "Member" for purposes of this Plan shall be interchangeable. Member and Participant refer to an Employee who meets the eligibility requirements of Article 4, who participates in the Plan and has not become ineligible to participate or elected not to participate in the Plan, and any beneficiary or alternate payee of such Participant.

     2.31 Party in Interest. A "Party in Interest" for purposes of the prohibited transactions provisions is any one of the following:

          (A) Fiduciary. Any Fiduciary including, but not limited to, any Administrator, officer, Trustee, custodian, counsel, Employee of the Plan;

          (B) Services. Any person providing services to the Plan;

          (C) Employer. Any Employer whose Employees are covered by the Plan;

          (D) Employee Organization. An employee organization, such as a labor union, any of whose members are covered by the Plan;

          (E) Majority Stockholder. An owner, direct or indirect, of fifty percent (50%) or more of the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of a corporation Employer or employee organization any of whose Employees or Members are covered by the Plan;

          (F) Partnership. An owner, direct or indirect, of 50% or more of the capital or profits interest of a partnership which is an Employer or Employee Organization or whose Employees or Members are covered by the Plan;

          (G) Unincorporated Enterprise. An owner, direct or indirect, of fifty percent (50%) or more of the beneficial interest of a trust or
     Unincorporated Enterprise which is an Employer or Employee organization whose Employees or Members are covered by the Plan;

          (H) Relative. A relative (spouse, ancestor, lineal descendant, or spouse of a lineal descendant) of any individual listed above (Section 3(15) Public Law No. 93-406);

          (I) Trust or Estate. A corporation, partnership or trust or estate of which (or in which) fifty percent (50%) or more of the stock (voting power or value) of that corporation's value of shares of all classes of stock of a corporation Employer or employee organization any of whose Employees or Members are covered by the Plan;

          (J) Officer, Et Cetera. An Employee, Officer, Director or an individual having power and responsibilities similar to those of Officers or Directors, or a ten percent (10%) or more shareholder, directly or indirectly, of the Plan or of a person who is a Party in Interest other than a Fiduciary or relative.

          (K) Ten Percent Partner. A ten percent (10%) or more partner or joint venturer of a person who is a Party in Interest (other than a Fiduciary, relative, Employer, officer, director or ten (10%) percent shareholder of a Party in Interest).

          (L) Change in Applicable Law. In the event a change in ERISA ss. 3(14) or other applicable law would include additional persons or entities as Parties in Interest other than as set forth above, then such additional persons or entities shall be deemed to be Parties in Interest under this Plan. In the event a change in ERISA ss. 3(14) or other applicable law would exclude persons or entities set forth above as Parties in Interest, then said persons or entities shall not be deemed to be Parties in Interest under this Plan.

     2.32  Permanent  Disability.  "Permanent  Disability"  means  a  mental  or physical disability as defined in I.R.C. ss. 72(m)(7) which renders a Participant permanently incapable to perform the usual duties of his normal employment position or the duties of such other employment position which the Company may make available to the Participant and for which said Participant is qualified by reason of his training, education or experience. The Committee shall make the determination of whether a Participant is permanently disabled and may request certification of such Permanent Disability claim by a physician, pursuant to the procedures set forth in Article 3.

     2.33 Plan Year. "Plan Year" means the twelve (12) consecutive month period designated as the Taxable Year of the Employer for purposes of this Plan, January 1 to December 31, and shall be identical to the Limitation Year as set forth above, unless otherwise provided herein.

     2.34 Plan Administrator. The Plan Administrator shall be the Employer unless a different person is designated Plan Administrator in a resolution adopted by the Board of Directors of the Employer.

     2.35 Qualified Joint and Survivor Annuity. "Qualified Joint and Survivor Annuity" means an annuity for the life of the Participant with a Survivor Annuity for the life of his designated beneficiary which is not less than fifty percent (50%) of and is not greater than one hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and his designated beneficiary, and which is the actuarial equivalent of a single annuity for the life of the Participant and, which is the amount of the benefit which can be purchased with the Participant's vested account balance. If the benefit payable to the survivor is not designated by the Participant, then the normal form of benefit shall be a joint and 50% survivor annuity. Such term also includes any annuity in a form having the effect of an annuity described in the preceding sentence.

     2.36 Qualified Nonelective or Matching Contributions.

          (A) Qualified Nonelective Contribution. "Qualified Nonelective Contribution" means any Nonelective Employer Contributions to the Plan that are made pursuant to Section 5.1, if any, which are used to satisfy the "Actual Deferral Percentage" tests and meet the additional requirements of Treas. Reg. ss. 1.401(k)-1(g)(7)(iii).

          (B) Qualified Matching Contribution. "Qualified Matching Contribution" means any Employer matching contribution to the Plan, if any, which is used to satisfy the "Actual Deferral Percentage" tests and meet the additional requirements of Treas. Reg. ss. 1.401(k)-1(g)(7)(iii).

     2.37 Qualified Preretirement Survivor Annuity. A "Qualified Preretirement Survivor Annuity" is an annuity for the life of the surviving spouse of the Employee Participant or for a designated beneficiary, the actuarial equivalent of which is not less than fifty percent (50%) of the account balance of the Employee participant as of the date of his death.

     2.38 Qualifying Employer Real Property. "Qualifying Employer Real Property" includes parcels of Employer Real Property:

          (A) Geographically Dispersed. If a substantial number of the parcels are dispersed geographically;

          (B)  Multiple   Usage.  If  each  parcel  of  real  property  and  the
     improvements thereon are suitable (or adaptable without excessive cost) for more than one use;

          (C) Leased Real Property. Even if all of such real property is leased to one lessee (which may be the Employer, or an Affiliate of the Employer); and,

          (D) Diversification. If such acquisition and retention complies with the provisions of ERISA to the extent it requires diversification.

     2.39 Qualifying Employer Security. "Qualifying Employer Security" means an Employer Security which is stock or a marketable obligation (as defined in ERISA).

     2.40 Retired Participant. "Retired Participant" is a Participant who has been certified to the Trustee by the Committee as "retired" and entitled to receive retirement benefits from the Trust.

     2.41 Taxable Year. The "Taxable Year" shall be the twelve month period from January 1 to December 31, or such other Taxable Year of the Employer as may be elected and specified. The Taxable Year shall be as provided above regardless of the Plan or Limitation Years of the Employer.

     2.42 Terminated Participant. A "Terminated Participant" is a Participant for whom service is no longer being credited under the Plan.

     2.43 Top-Heavy Definitions.

          (A) Determination Date and Year for Determining Top-Heavy Status. The "Determination Date" shall mean the last day of the preceding plan year except in the case of the initial plan year of a plan in which event the "Determination Date" shall be the last day of the initial plan year. The "Determination Year" shall be the plan year.

          (B) Key Employee. The term "Key Employee" means an Employee, or Former Employee, who at any time during the determination period is or was:

               (1) Officer. An officer of the Employer, provided such officer's annual compensation exceeds fifty percent (50%) of the dollar limitation in effect under I.R.C. ss. 415(b)(1)(A). For the purpose of clause (1), no more than fifty (50) Employees (or, if less, the greater of three (3) or ten percent

          (10%) of the Employees) shall be treated as officers.

               (2) Top Ten (10) Key Employees. One of the top ten (10) Employees having an annual Compensation from the Employer for a Plan Year greater than one hundred percent (100%) of the annual dollar limitation in effect under I.R.C. ss. 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning, within the meaning of I.R.C. ss. 318) one of the ten (10) largest interests in the Employer as provided in Treas. Reg. ss.ss.
          1.416-1(T-12) and (T-19). Provided further, if two (2) or more Employees have the same percentage ownership interest in the Employer, then the one having the higher compensation will be treated as having the larger interest;

               (3) Five Percent (5%) Owner. A five percent (5%) owner of the Employer; or

               (4) One Percent (1%) Owner. A one percent (1%) owner of the Employer having an annual compensation from the Employer for a Plan Year of more than $150,000.00.

               (5) Beneficiary of Key Employee. The term "Key Employee" includes the Beneficiary of a Key Employee.

          For purposes of the above definition of "Key Employee," annual compensation means compensation as defined in I.R.C. ss. 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Participant Employee's gross income under I.R.C. ss.ss. 125, 402(a)(8), 402(h) or 403(b). The determination period is the Plan Year containing the determination date and the four (4) preceding plan years. For purposes of determining an Employee's percentage ownership in the Employer, the aggregation rules of I.R.C. ss.ss. 414(b), (c) and (m) shall not apply for purposes of determining ownership in the Employer. The determination of who is a Key Employee will be made in accordance with I.R.C. ss. 416(i)(l) and the regulations thereunder.

          (C) Non-Key Employee. A Non-Key Employee is any Employee who is not a Key Employee.

          (D) Aggregation Group. For purposes of determining Top-Heavy status, the term "Required Aggregate Group" includes each qualified Plan of the Employer in which at least one Key Employee participates or participated at any time during the Plan Year which contains the Determination Date (regardless of whether such Plan was terminated). In addition, each other qualified Plan of the Employer which, during this period, enables any Plan in which a Key Employee participates to meet the requirements of I.R.C. ss. 410 or 401(a)(4) shall be part of the Required Aggregation Group.

          A "Permissive Aggregation Group" shall refer to all plans of the Employer which are required to be aggregated, plus any other plans of the Employer that are not part of a required aggregation group but that continue to satisfy the requirements of I.R.C. ss.ss. 401(a)(4) and 410 when considered together with the required aggregation group.

          Each Plan of an Employer required or permitted to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if such group is a Top-Heavy Group.

          (E) Top-Heavy Plan. A "Top-Heavy Plan" means, with respect to any Plan year:

               (1) Defined Benefit Plan. Any defined benefit plan or required and/or permissive aggregation group if, as of the Determination Date, the present value of the accumulated accrued benefits under the Plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the Plan for all Employees; and

               (2) Defined Contribution Plan. Any defined contribution plan or required and/or permissive aggregation group if, as of the Determination Date, the aggregate of the accounts of Key Employees under the Plan exceeds sixty percent (60%) of the aggregate of the accounts of all Employees under such Plan. In addition, all distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding years are to be added to the present value of accrued benefits to determine Top-Heavy status of the Plan. See Treas. Reg. ss. 1.416-1(T-30). Provided that, effective for Plan Years beginning after December 31, 1984, if any individual has not performed services for the Employer maintaining the Plan at any time during the five (5) year period ending on the determination date, then any accrued benefit for such individual (and the account of such individual) shall not be taken into account for purposes of determining whether the Plan is Top-Heavy. See I.R.C. ss. 416(g)(4)(E).

          (F) Top-Heavy Group. The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group, and any aggregate of the accounts of Key Employees under all defined contribution plans included in such group, exceeds sixty percent (60%) of a similar sum determined for all Employees.

          (G) Top-Heavy Ratio. If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer
     has not maintained any defined benefit plan which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, the top-heavy ratio for this Plan alone, or for the required or permissive aggregation group as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date(s) (including any part of any account balance distributed in the five (5) year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five (5) year period ending on the determination date(s)), both computed in accordance with I.R.C. ss. 416 and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under I.R.C. ss. 416 and the regulations thereunder.

          If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five
     (5) year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with the preceding paragraph, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with the preceding paragraph, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with I.R.C. ss. 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the determination date.

          For purposes of the two preceding paragraphs, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the twelve
     (12) month period ending on the determination date, except as provided in I.R.C. ss. 416, and the regulations thereunder, for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one (1) hour of service with any employer maintaining the plan at any time during the five (5) year period ending on the determination date, will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with I.R.C. ss. 416 and the regulations thereunder. Deductible employee contributions, if any, will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

          The accrued benefit of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of I.R.C. ss. 411(b)(1)(C).

          (H)  Sum of  Account  Balances.  In  determining  the  Sum of  Account
     Balances under a defined contribution plan both Employer and Employee contributions are to be taken into account. Provided, however, accumulated tax deductible Employee contributions permitted under I.R.C. ss. 219 are to be disregarded. In addition, if any lump sum rollover contribution is accepted from an unrelated plan in a plan-to-plan transfer, such contribution shall not be deemed a part of the Participant's Account Balance, effective for contributions received in Plan Years commencing after December 31, 1983. See Treas. Reg. ss. 1.416-1(T-32).

          In addition, the following special rules shall apply to determine Top-Heavy status:

               (1) Rollover Contributions to Plan Not Taken Into Account. Except to the extent provided in applicable regulations, any rollover contribution, or similar transfer, initiated by the Employee and made after December 31, 1983, to a Plan shall not be taken into account with respect to the Transferee Plan for purposes of determining whether such Plan is a Top-Heavy Plan, or whether any aggregation group which includes such Plan is a Top-Heavy group.

               (2) Benefits Not Taken Into Account if Employee Ceases to be a Key Employee. If any individual is a Non-Key Employee with respect to any Plan for any Plan Year, but such individual was a Key Employee with respect to such Plan for any prior Plan Year, any accrued benefit for such Employee, and the account of such Employee, shall not be taken into account.

          (I) Super Top-Heavy Plan and/or Super Top-Heavy Group. A Super Top-Heavy Plan and/or a Super Top-Heavy Group is defined in the same manner as a Top-Heavy Plan or Top-Heavy Group defined above in subsection (E) and
     (F) except ninety percent (90%) shall be substituted for sixty percent (60%) in said definitions.

          (J) Compensation as Defined for Top-Heavy Purposes. Compensation shall be defined, for purposes of determining Top-Heavy Key Employee status, minimum benefits and the $200,000.00 limitation, as Compensation that would be stated on an Employee Participant's Form W-2 for the calendar year that ends with or within the Plan Year. Such definition of Compensation shall be used for all Top-Heavy purposes and shall apply to all applicable provisions in Section 8.16 below.

          (K) Determination Date. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the plan, the last day of that year.

          (L) Valuation Date. For purposes of computing the top-heavy ratio, the valuation date shall be the last day of the Plan Year of each year.

     2.44 Trust. "Trust" means the legal entity resulting from this Agreement between the Employer and the Trustee, wherein the contributions of the Employer and Participants (if applicable), shall be received, held, invested and distributed to the Participants and their respective Beneficiaries.

     2.45 Trust Fund. "Trust Fund" includes all assets held by the Trustee pursuant to this Agreement, including contributions by the Employer and Participants, the income, accumulations and profits therefrom, and such other assets as the Trustee may hold pursuant to this Agreement.

     2.46 Trustee. "Trustee" includes the entity or entities who agree to serve as Trustee pursuant to this Agreement, and any duly appointed successor Trustees. The initial Trustee has signified its willingness and agreement to serve as Trustee and administer the Trust Funds according to the terms and conditions set forth in this Agreement and in compliance with all applicable laws and regulations by signing this Agreement as Trustee.

     2.47 Trustee Responsibility. "Trustee Responsibility" means any responsibility set forth herein which imposes a duty or responsibility upon the Trustee concerning the investment, management and control of the Trust Fund and any other responsibilities imposed upon Trustees by operation of law.

     2.48 Year of Service. A "Year of Service" shall mean a Computation Period, twelve (12) consecutive month period, during which an Employee has completed at least one (1) Hour of Service for the Employer. If the Employer adopts and maintains the Plan of a predecessor employer, service with such employer will be treated as service for the Employer. Service while employed for an affiliate or subsidiary of Employer, prior to its having become an affiliate or subsidiary, shall also be included.


                                   ARTICLE 3.
                                   COMMITTEE

     3.1 General Administration. The general administration of the Plan shall be performed by a Committee. The number of Committee members shall be determined by the Board of Directors or other governing body of the Employer. All references herein to the Board of Directors of the Employer shall include the applicable governing body of the Employer if no Board of Directors exists.

     3.2 Appointment of Committee Members. The Committee and such appointees shall serve on the Committee at the pleasure of the Board. Any vacancies on the Committee shall be promptly filled by the Board; provided, however, that if a vacancy is not filled by the Board within ninety (90) days, the remaining Committee members may fill such vacancy by a majority vote. The initial members of the Committee are set forth in the resolution of the Board of Directors adopting this Plan.

     3.3 Resignation from Committee. A person may resign from the Committee by giving written notice of such resignation to the Board and the Trustee. Said resignation shall become effective thirty (30) days after receipt by both the Board and the Trustee, or at such earlier time as agreed to by all parties.

     3.4 Commitee Officers and Employees. The members of the Committee shall elect a Chairman from their number and a Secretary who need not be a member of the Committee. The Secretary shall keep minutes of the Committee proceedings including, without limitation, all Committee actions and determinations, and all dates, records and documents pertaining to the Committee's administration of the Plan. The Committee may also employ, and suitably compensate, attorneys, accountants, physicians, advisors, clerical and other employees, as it may deem necessary in the performance of its duties, and may delegate to them such powers and duties as the Committee deems desirable. Any officers, agents or employees of the Committee may also perform services for the Company.

     3.5 Compensation. No member of the Committee who is also an Employee of the Company shall receive any compensation for his services on the Committee. No bond or other security shall be required of any Committee member.

     3.6 Committee Determinations. All actions and determinations of the Committee shall be made by a majority vote of the Committee. A majority of the Committee shall be necessary to constitute a quorum. The Committee may act at a meeting with reasonable advance notice to all members or in writing without a meeting. Either the Committee Chairman or Committee Secretary shall execute any certificate or other documentation of a Committee determination. A member of the Committee may not vote on any matter relating specifically to himself unless he is the sole member of the Committee; on such matters in which one member is disqualified, a majority of the remaining Committee members shall be necessary. The Committee's determination shall be made in a nondiscriminatory manner, and the Committee must treat all Employee Participants and Beneficiaries alike. The Committee shall state, in writing, its decision to deny a claim to benefits under the Plan. The Committee shall deliver or mail a copy of its decision to a Participant or Beneficiary whose claim it has denied. The Committee shall write the decision to the best of its abilities in terms that may be understood without legal or actuarial counsel. At the same time, in writing, the Committee shall notify the Participant or Beneficiary of the means by which he may obtain review of said decision.

     3.7 Powers and Duties. The Committee shall be charged with the general administration of the Plan and shall enforce the Plan in accordance with the terms hereof, the I.R.C. and applicable rules and regulations. The Committee shall administer the Plan in accordance with its terms and shall have the power to determine all questions arising in connection with the administration, interpretation and application of the Plan as determined to be necessary, convenient or appropriate in its sole discretion. Any such determination by the Committee shall be conclusive and binding upon all persons. The Committee may establish procedures, correct any defect, supply any information or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified Plan under the terms of I.R.C. ss. 401(a), and shall comply with the terms of the I.R.C. and all regulations issued pursuant thereto. The Committee shall have all powers necessary or appropriate to accomplish and fulfill its duties under this Plan.

          (A) Construction. To construe and interpret the Plan, although it may seek legal counsel, accounting advice or opinions from appropriate Federal Agencies, and to publish such rules for regulation as deemed necessary or convenient for regulation of the Plan as are consistent with the terms of the Plan.

          (B)   Eligibility.   To  determine  all  questions   relating  to  the
     eligibility of Employees to become Participants and of Participants to remain Participants.

          (C) Permanent Disability. To determine all claims of permanent disability, in its sole discretion, including, without limitation, the establishment of procedures and proof of disability claims. The Committee may require examination of claimants by independent physicians as well as certification by a Participant's personal physician.

          (D) Benefits, Loans and Hardship Payments. To determine the nature, amount, manner and time of payment of benefits including, without limitation, loans or hardship payments which may be made under this Plan, subject to the terms and conditions of this Plan, the I.R.C. and applicable rules and regulations.

          (E) Procedures and Regulations. To make and publish such rules and procedures for the regulation of this Plan as are not inconsistent herewith, including, without limitation, application forms for Participants and Beneficiaries and the preparation and distribution of notification and waiver forms to Participants with respect to annuity payments available from the Plan, if any.

          (F) Certification to Trustee. To communicate to the Trustee, by way of certification, all facts relating to the retirement, death, disability, termination of employment or other status of any Participant or former Participant.

          (G) Information Accmulation. To receive from the Company, Participants and Trustees such reports and information as may be prepared by such persons. The Committee shall review and retain all Trustee financial reports including, without limitation, records of receipts and disbursements of the Trust Fund.

          (H) Compliance with Applicable Reporting Requirements. To comply with the Internal Revenue Code and other applicable laws and regulations relating to reporting requirements, including, without limitation, the maintenance of such records as are necessary to demonstrate compliance with all applicable I.R.C. ss. 401(k) and regulations thereunder. Records maintained shall also demonstrate the extent to which Qualified Nonelective and Qualified Matching Employer Contributions are taken into account in order to determine compliance with I.R.C. ss. 401(k).

          (I) Limitations. The Committee shall have no power to add to independently, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan or to waive or fail to apply any requirements of eligibility for a benefit under this Plan.

          (J) Investments.

               (1) Investments in General. In all matters relating to the investment of the Trust Fund, the Committee may act in the limited capacity as an advisor to the Trustee or investment manager. Said Trustee or investment manager may follow the investment recommendations of the Committee but is not obligated to do so, if in its opinion such recommendation is not in the best interests of the Plan and the Trust Fund. Provided that, the Committee may provide for self-directed investments by Plan Participants. All self-directed investments, if allowable by the Employer, shall be made available to Plan Participants on a uniform and non-discriminatory basis. In such event, the provisions of Sections 7.7(O) and 3.7(J)(2) below shall apply in full.

               (2) Self-Directed Investments. The Committee may provide Participants with the ability to self-direct their investments. An individually directed account means an account under a Plan that provides for individual accounts and which allows the Participant to invest or control the manner in which his account will be invested. The determination by any Participant to exercise control over all or a portion of the Participant's account shall be made by written notice to the Trustee and shall be effective as of the first day of the Plan Year coincident with or next following the giving of said notice, unless the Trustee agrees to an earlier effective date. The Committee shall develop self-directed investment procedures to administer the provisions contained herein, which procedures shall be uniformly applied, without discrimination, and shall provide Participants with reasonable opportunities to self-direct their own investments.

               If a  Participant,  through the Trustee or its Agent,  invests or reinvests all or any portion of his accounts after December 31, 1981, in "Collectibles," the amount invested shall be considered a distribution to the Participant in the amount of the fair market value to such account of such Collectible and shall be included in the Participant's gross income for the Participant's taxable year in which such investment is made. For purposes of the above, the term "Collectible" means any work of art; any rug or antique; any metal or gem; any stamp or coin; any alcoholic beverage; any musical instrument; any historical documents, objects or clothes; or any other tangible personal property acquired for a Participant's account which the Commissioner determines to be a Collectible for purposes of I.R.C. ss. 408. For Plan Years commencing after December 31, 1986, Collectibles shall exclude gold coins described in 31 U.S.C. ss. 5112(a)(7), (8), (9) or (10) and 31 U.S.C. ss. 5112(e), and any other item expressly excluded from the definition of "Collectible" as determined in the I.R.C.

               The acquisition of a Collectible includes the purchase, exchange, contribution or any other method by which an individually-directed investment account may, directly or indirectly, acquire a Collectible. Any Collectible acquired on or before December 31, 1981, may continue to be held by the Trustee for such Participant's account after December 31, 1981; provided, however, that the proceeds of any sale or other disposition of such Collectible shall not be used to acquire any other Collectible after December 31, 1981. Should a Collectible be acquired by a Participant after December 31, 1981, such Collectible shall be deemed a distribution and the premature withdrawal penalty provisions of I.R.C. ss.ss. 72(m)(5) and 408(f)(1) shall apply in full; provided, that when a Collectible is actually distributed from an individually-directed account, any amounts previously included in income shall not be included in gross income at the time the Collectible is actually distributed to the Participant.

               (3) Direct Allocation of Costs, Expenses and Income to Self-Directed Accounts. All costs and expenses incurred in the investment of an individual Participant's account shall be charged to the account of said individual Participant on a uniform and reasonable basis. Notwithstanding any provision in this Plan to the contrary, Participants' accounts which are invested at the direction of the Participants pursuant to this subsection shall be credited with the actual income, earnings, gains, appreciation, depreciation, expenses or losses realized or incurred in such account. In the event the investment philosophy of any Participant requires the expenditure of an inordinate amount of time by the Trustee, then, in such an event, said individual Participant's account may be charged a reasonable amount to compensate said Trustee and/or the Plan.

               The Plan Administrator and/or Trustee may refuse to follow the directions of a Participant if in the reasonable opinion of the Trustee and/or Plan Administrator, based upon the advice of the attorneys and/or accountants of said Trustee and/or Plan Administrator, that said investment is not legally permissible. The decision of the Plan Administrator and/or Trustee shall be final.

          (K) Annual Report. The Committee shall prepare annually a report showing in reasonable summary the financial condition of the Trust Fund and giving a brief account of the operation of the Plan for the past year and any further information which the Board of Directors may require. Such annual report shall be submitted to the Board of Directors and a copy shall be filed in the office of the Secretary of the Committee.

     3.8 Communications With Trustee. To assist the Committee in performing its functions, the Company agrees to provide the Committee with full and timely information concerning the compensation of all Participants, their status including retirement, death, disability, termination of employment or of participation; and such other pertinent facts as the Committee may require. In turn, the Committee shall advise the Trustee in writing of such facts as may be pertinent to the Trustee's management of the Trust. Either the Committee Chairman or the Committee Secretary shall represent the Committee in its dealings with the Trustee. They shall issue all written instruments to, and conduct all necessary transactions with the Trustee. The Trustee is hereby authorized to accept such written communications and instructions from the Committee Chairman or the Committee Secretary, and is hereby authorized to act upon any written instructions or communications duly signed by the Committee Chairman or Committee Secretary. Whenever a certification is required to be given to the Trustee, or the Trustee shall deem such certification necessary prior to the Trustee's taking, suffering or omitting any action, the Committee shall make such certification by an instrument delivered to the Trustee, signed in the name of the Committee by the Committee Chairman or the Committee Secretary. Upon receipt of said certification, the matter in question shall be deemed conclusively proved to the satisfaction of the Trustee and the Trustee may act in reliance thereon in his discretion. However, the Trustee may accept such other evidence of the matter in question or may request such further evidence as the Trustee may deem reasonable. In any event, the Trustee shall be entitled to act in reliance upon any notice, resolution, order, certificate, opinion, telegram, letter or other written document reasonably believed by the Trustee to be genuine and to have been executed by the Committee Chairman or Committee Secretary.

     3.9 Company Indemnification of Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee, nor for any act or omission of duly appointed attorneys, accountants or agents acting in its employment in the administration of the Plan, nor for any act or omission of his own part, except for his own willful misconduct. The Company hereby agrees to indemnify and hold harmless each member of the

Committee from any and all expenses and liabilities arising out of his membership on the Committee except expenses and liabilities arising out of said member's own willful misconduct. The members of the Committee, the Company and its officers, Employees and directors shall be entitled to rely upon all tables, valuations, certificates and reports provided to them by the Trustee, any Certified Public Accountant, any physician authorized to practice medicine selected or approved by the Committee or by the Board of Directors and upon all opinions given by legal counsel. The members of the Committee, the Company and its officers, Employees and directors are hereby presumed to act in good faith when they rely upon any such Trustee, physician, accountant, legal counsel or similar professional advice, and all actions taken in reliance thereon shall be deemed within the scope of the indemnification and hold harmless provisions of this Section.

     3.10 Joint Meetings. So long as the Committee consists only of persons who are also members of the Board of Directors, all meetings of the Committee may be held jointly with regular or special meetings of the Board of Directors of the Company, and it will not be necessary to maintain separate records of the Committee's proceedings so long as written documentation of such proceedings are maintained in the minutes of the meetings of the Board of Directors of the Company.

     3.11 Legal Disability of Benefit Recipient. Whenever, in the Committee's opinion, a person entitled to receive any payment of a benefit or benefit installment is under a legal disability or is incapacitated in any way so as to be unable to manage his own financial affairs, the Committee may direct the Trustee to make such benefit payments to said person directly, to said person's legal representative or guardian, to a relative or friend of such person for his benefit or the Committee may direct the Trustee to apply the payment for the benefit of such disabled or incapacitated person in such manner as the Committee deems advisable. Any payment of a benefit or installment thereof made in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such benefit payment under the provisions of this Plan.

     3.12 Location of Recipient. It shall be the duty of the Committee to locate any Participant or Beneficiary when said person becomes eligible for benefits under this Plan. The Committee may require each Participant and Beneficiary to file with the Committee in writing his post office mailing address and any change of post office mailing address. The Committee shall communicate to all Participants that they are responsible to maintain their current address with the Employer. The Committee may mail any communication, distribution, statement or notice, first class, postage prepaid, to any Participant or Beneficiary, at the last known address said person has filed with the Committee and said mailing shall be deemed to discharge the obligation of the Committee hereunder. If no address is filed with the Chairman, it may mail any communication, distribution, statement or notice addressed to said person at his last post office address as shown on the Company's records. No additional search for any Participant or Beneficiary shall be required of the Committee, and the Committee's mailing by first class mail, postage prepaid, to the address determined in accordance with the foregoing shall be binding upon said person for all purposes of this Plan.

     Alternatively, in the sole discretion of the Employer, the Employer may elect to establish an interest bearing bank account in the Participant's name in the event the Employer is not able to locate a Participant or other Beneficiary and provided that the Employer has the social security number of the Participant and has otherwise satisfied itself that the establishment of any such bank account will not be economically infeasible or inconsistent with applicable provisions of the I.R.C. If no claim to such account is made within three (3) years from the date of its establishment, the Employer may elect to close said account and reallocate said funds in the same manner as provided for forfeitures; provided, however, any such reallocation of such amount as a forfeiture shall remain subject to all applicable laws and plan provisions.

     3.13 Participants' Accounts. The Committee shall establish and maintain records in the form of separate accounts for each Participant or Former
Participant as required pursuant to applicable regulations and accounting conventions. The Participant accounts which may be established are further described below. All Participant accounts shall be further subdivided between contributions made by the Employer prior to said Plan becoming a "Top-Heavy" Plan and earnings and profits thereon, and contributions made by the Employer during such period of time after the Plan has become "Top-Heavy." All types of Participant accounts shall exist only for purposes of recordkeeping and a physical segregation of the Trust Fund assets into such accounts is not required.

          (A) Employer Contribution Accounts. The following accounts shall exist and shall be established to account for the type of contribution described under each such account.

               (1) Employer Discretionary Contribution Account shall refer to the account which reflects discretionary Employer contributions which may be made to the Plan. Employer Discretionary Contributions are also referred to herein as "Nonelective Contributions" and refer to Employer contributions (other than matching contributions) with respect to which the Employee may not elect to have the contributions paid to the Employee in cash or other benefits instead of being contributed to the Plan. Forfeitures, if any, which are allocated pursuant to Section 8.13 below shall be allocated to the Discretionary Employer Contribution Account.

               (2) Employer Matching Contribution Account shall refer to matching contributions, if any, which are made by the Employer to the Plan pursuant to I.R.C. ss. 401(m). Employer Matching Contributions shall be further subdivided into "Basic" and "Discretionary" Company Matching Accounts. The Basic Company Matching Account refers to the Matching Company Contribution stemming from Participants' salary deferrals up to two percent (2%) of Compensation and the net worth of the Trust attributable thereto. The Discretionary Company Matching Account refers to the Matching Company Contribution, if any, stemming from Participants' salary deferrals in excess of two percent (2%) of Compensation and the net worth of the Trust attributable thereto.

               (3) Elective Contributions refer to Employer contributions made to the Plan that were subject to a cash or deferred election by a Participant which qualifies as a cash or deferred or salary reduction under I.R.C. ss. 401(k).

               Elective  Contributions  shall be further subdivided into "Basic"
          and "Voluntary" Elective Contribution Accounts. For Plan Years commencing before January 1, 1989, the Basic Elective Contribution refers to that portion of the Participant's contribution stemming from salary deferrals up to two percent (2%) of Compensation and the net worth of the Trust attributable thereto. For Plan Years commencing on or after January 1, 1989, the Basic Elective Contribution refers to that portion of the Participant's contribution stemming from after-tax employee contributions up to two percent (2%) of Compensation and the net worth of the Trust attributable thereto. The Voluntary Elective Contribution Account refers to that portion of the Participant's contribution stemming from salary deferrals in excess of two percent (2%) of Compensation and the net worth of the Trust attributable thereto.

               No amount that has become currently available to an Employee or that is designated or treated, at the time of deferral or contribution, as an after-tax contribution may also be treated as an elective contribution.

               (4) Qualified Employer Contributions shall refer to Employer Discretionary and/or Matching Contributions which meet the requirements of Treas. Reg. ss. 1.401(k)-1(g)(7). Unless the Employer expressly elects to characterize Employer contributions as "Qualified" contributions, Employer contributions shall not be characterized as Qualified contributions.

          (B) Employee Contributions. Employee Contributions shall refer to all other contributions made to the Plan by an Employee Participant on an after-tax or matching basis. If an Employee Participant fails to designate the character of his contribution to the Plan, then such contribution shall be presumed to be a salary reduction election which shall be characterized as an Elective Contribution as defined above; provided, the first two percent (2%) contribution shall be deemed an after-tax Employee contribution in all events.

     3.14 Annual Allocations. The Committee, upon receipt of the fair market value from the Trustee, pursuant to Article 7 below, shall determine the net change in fair market value of the Trust Fund including all income or losses, expenses of the Plan and changes in fair market value of Trust Fund assets. The Committee shall allocate such changes at least annually among the respective separate participating Participant accounts commensurately among Plan

Participants in the same ratio that such account balance bears to all account balances. Such allocations shall be based upon the respective account balances on the first day of the immediately preceding valuation period during the Plan Year, less withdrawals during the Plan Year. Allocations shall be made on the last bank business day of April, August and December of each Plan Year. The Trustee shall also determine the value of the Trust Fund at any other time as directed by the Committee.

     Allocations shall be made in the following order during the Plan Year:

          (A) Deductions. First, deductions shall be made from all accounts for payments or distributions made from such accounts since the most recent allocation.

          (B) Allocations of Employer Contributions. Second, allocations of Employer contributions pursuant to Article 5 below and forfeitures pursuant to Section 8.13 below to the respective Employer contribution accounts of all Participants.

          (C) Allocations of Employee Contributions. Third, allocations of all Employee contributions made during said year.

          (D) Adjustments. Fourth, adjustments for each account to reflect changes in the fair market value of the Trust Fund and all earnings, losses and expenses of the Trust Fund.

          (E)  Allocation of Insurance  Dividends and Credits.  Any dividends or credits earned on insurance contracts will be allocated to the Participant's account from Employer contributions for whose benefit the contract is held.

          (F) Costs. Administrative costs to maintain and monitor a terminated Participant's account may also be charged to a terminated Participant's account; provided, any such charge shall only apply to Participant accounts in excess of Ten Thousand and No/100 Dollars ($10,000.00); and, such charge, if applied, shall be uniformly applied to all similarly situated Participants.

     Notwithstanding the above, by administrative rule, uniformly applied without discrimination, the Committee may elect to allocate earnings, profits, losses and expenses on sums withdrawn during the Plan Year, matching employer contributions, elective deferrals and voluntary after-tax employee contributions made, if any, during the Plan Year based upon a weighted average of the income, losses and expenses of the Plan provided that, to the extent Section 5.6 below requires a different allocation, such allocation shall govern.

     3.15 Allocation Report to Participants. Within ninety (90) days of the later of: the final annual payment of the Company's contribution to the Trust Fund; or, the due date for filing the Employer's tax return, the Committee shall give each Participant or Beneficiary a statement of the allocations made to his respective accounts and the income, profits or losses charged to it.

The Committee also shall provide to any Participant or Beneficiary who requests, in writing, a written report on said person's account balance setting forth the latest information concerning the total amount of his account and the vested percentage or the earliest date on which any part of his account will become vested; provided, however, that no Participant or Beneficiary shall be entitled to more than one report during any one twelve (12) month period. Any Participant or Beneficiary shall have ninety (90) days after the notification of allocation to object, in writing.


                                   ARTICLE 4.
                    PARTICIPATION AND MEMBERSHIP ELIGIBILITY

     4.1 Eligibility Requirements. Every Employee, as defined above, is eligible to become a Participant in the Plan and to receive Employer contributions or to make salary deferrals, as applicable, after satisfying the following requirements:

          (A) Minimum Age. The Employee has attained the age of twenty-one (21).

          (B) Year of Service. The Employee has completed one (1) Year of Service as defined herein.

          (C) Union Exception. The Employee is not included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers, unless the collective bargaining agreement expressly provides for participation herein. For this purpose, the term
     "employee representatives" does not include any organization more than one-half (1/2) of whose members are employees who are owners, officers, or executives of the Employer.

          (D) Nonresident Aliens. Effective for Plan Years commencing on or after January 1, 1995, nonresident aliens with no United States source earned income are excluded from eligibility to participate.

     Notwithstanding the above, in the event this Plan is a Top-Heavy Plan, then the eligibility provisions of Section 8.16 below, to the extent inconsistent with the above, shall control.

     4.2 Voluntary Membership and Participation. Participation in the Plan is voluntary. A Participant may not elect not to participate in discretionary Employer Contributions, if any.

     4.3 Membership Application.

          (A) Execution of Membership Application. Subject to Section 6.2 below, all Participants must execute and complete written application forms providing such information as the Committee or Trustee may reasonably and uniformly require of all Participants. The failure to complete an application form shall not affect a Participant's right to receive discretionary Employer contributions under said Plan or to remain a Participant in said Plan, however, a Participant shall not be eligible to make salary deferrals or to receive matching Employer contributions unless a timely written election has been made to make salary deferrals or elective contributions. All salary reduction elections shall be prospective and shall not be effective retroactively.

          Each Employee, in his application for participation, may designate a Beneficiary, and a successor Beneficiary, to receive any death benefits provided herein and may elect the form of distribution of retirement benefits as may be elected under Section 8.2 below. The application form shall also be executed in writing by the Employee's spouse, if any, to acknowledge the consent of the spouse to the Beneficiary designation and to the method of distribution selected. In the event the Participant subsequently desires to change his Beneficiary designation, he may do so by submitting an appropriate written request in the form required by the Committee, which designation shall also be executed in accordance with this Plan.

          (B) Modifications to and Limitations On Participant Contributions. Subject to Section 6.2 below, each Participant may elect to increase or decrease his salary deferrals or after-tax employee contributions, prospectively, on the first day of the Plan Year or the first day of the fifth or ninth months of the Plan year; provided, at least fifteen (15) days advance notice, in writing, shall be required.

          In addition, a Participant who is affected by a demonstrated hardship, as defined herein or who wishes to completely suspend salary deferrals or after-tax employee contributions, upon provision of written notice at least fifteen (15) days in advance, may suspend all salary deferrals and/or after-tax employee contributions effective on the first day of the month following submission of the request to suspend such contributions. A Participant who has suspended contributions shall not be permitted to renew active participation in the Plan until the later of: the second entry date next following the suspension of such Contributions; or, the earliest date permitted subsequent to a hardship withdrawal from an I.R.C. ss. 401(k) plan, if applicable; or, the date when the election may be modified as provided herein. Notwithstanding the above, in no event shall any Participant be entitled to modify his election during the last month of the Plan Year.

          (C) Failure to Designate Beneficiaries. If a Participant fails to designate Beneficiaries, the Committee is empowered to designate Beneficiaries on behalf of said Participant, but only from among the following class of beneficiaries in the order and priority named: surviving spouse of the Participant; children, including legally adopted children; or, the estate of the Participant. In no event may the Company or the Trust be named as a Beneficiary. The application form shall also set forth the optional methods of payment provided in this Plan to afford the Employee the opportunity to elect his preference. Upon becoming a Participant in the Plan, the Employee shall be bound by the terms and conditions of the Plan and Trust.

     4.4 Entry Dates.

          (A) Entry Date for Eligibility to Receive Employer Contributions. Every employee who is eligible as of the effective date of this Agreement shall become a Participant as of that date. Every other Employee who thereafter becomes eligible under Section 4.1 above shall participate in the Plan as provided for in this Article as of the earlier of the following dates, provided he is employed on that date:

               (1) First Day. The first day of the Plan Year next following the date the Employee fulfills the requirements of Section 4.1;

               (2) Fifth Month. The first day of the fifth month of the Plan Year next following the date the Employee fulfills the requirements of
          Section 4.1 above; or,

               (3) Ninth Month. The first day of the ninth month of the Plan Year next following the date the Employee fulfills the requirements of
          Section 4.1 above.

          The Employee shall be entitled to his allocation of Employer contributions during the Plan Year in which the Employee fulfills his eligibility requirements, and his contribution allocation shall be based upon his compensation for the remaining portion of the Plan Year after the Participant's entry date occurred, subject to the terms and conditions of this Plan.

          (B) Entry Date for Eligibility to Make Elective Participant Contributions. Every Employee who is eligible as of the effective date of this Agreement who has elected to participate shall either remain a Participant in the Plan or shall be eligible to become a Participant in the Plan as of the next following entry date. For purposes of this Section, the Plan entry dates shall be on the same entry dates provided for above; provided, in order to participate in the Plan, each eligible Employee must first complete an election form to provide for salary deferrals or other contributions before participation in the Plan can begin.

          (C) No Employer Allocations Prior to Participation in the Plan. No Employee shall be entitled to participate in or benefit from matching or discretionary Employer contributions, if any, for any period prior to the date on which the Employee actually becomes a Participant in the Plan.

     4.5 Termination and Rehiring. An Employee who has satisfied the eligibility requirements, separates from service prior to the entry date and returns after the entry date but prior to a one (1) year Break in Service, will participate immediately on his reemployment commencement, as if such termination had not occurred.

     A vested  Participant,  or a non-vested  Participant  as defined in Section
8.12 below, who is reemployed before or after a Break in Service, who has already met the Plan eligibility requirements, will participate immediately on commencement of his reemployment. Every other Employee whose employment has terminated, upon being rehired, shall be deemed a new Employee for purposes of determining his eligibility under Section 4.1 above.

     4.6 Affiliated Company. This Plan and Trust shall include the Employees of any affiliated or subsidiary corporation, if such corporation formally adopts this Plan and Trust, in writing.

     4.7 Communication. The Company shall inform all Employees of their eligibility and of the Plan terms as soon as practicable after said Employee becomes eligible for participation.

     4.8 Limitations. The rights of any Employee, Participant or Beneficiary are limited to those incorporated herein, and no Employee, Participant or Beneficiary shall have any other legal or equitable right against the Company, a subsidiary or affiliated Company, the officers and directors of such Company or the Trustee.

     4.9 Minimum Plan Participation Requirements. For Plan Years commencing after December 31, 1988, a trust shall not constitute a qualified trust under I.R.C. ss. 401(a)(26) unless such trust is part of a Plan, which on each day of the Plan Year benefits the lesser of: fifty (50) Employees of the Employer; or, forty percent (40%) or more of all Employees of the Employer. For purposes of determining compliance with the above provisions, the following Employees of the Employer may be excluded: Employees who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers; Employees who have not met the minimum age and service requirements established by the Plan for Plan participation; and, any other employee excluded under I.R.C. ss. 401(a)(26), as amended, unless such Employee is otherwise eligible to participate hereunder. Employees who are eligible to contribute or who may elect to have contributions made on their behalf, pursuant to a deferred salary reduction election under I.R.C. ss. 401(k) or matching contributions under I.R.C. ss. 401(m) shall be treated as benefiting under the Plan.

                                   ARTICLE 5.
                             EMPLOYER CONTRIBUTIONS

     5.1 Determination of Amount.

          (A) Nonelective Discretionary Employer Contributions. This Plan is intended to qualify as a profit sharing plan under I.R.C. ss. 401, et seq. The Employer contribution to the Trust Fund for each Plan Year shall be made without regard to current or accumulated profits of the Employer and shall be in such amount as the Board of Directors (or other governing body) may pay or authorize by appropriate resolution. For any Plan Year, the resolution shall be adopted by the Board of Directors (or other governing body) and funded into the Trust on or before the latest date allowable for adoption of such a resolution pursuant to the applicable federal laws and regulations, in order to obtain a deduction for federal income tax purposes.

          Nonelective  Discretionary Employer Contributions shall not be treated
     as   Qualified   Nonelective    Contributions   under   Treas.   Reg.   ss.
     1.401(k)-1(b)(3).

          (B) Elective 401(k) Employer Contributions. For each Plan Year, the Employer shall contribute to the Plan the amount of the total qualified salary reduction elections under I.R.C. ss. 401(k) of all Participants pursuant to Section 6.2, which amount shall be deemed the Employer's Elective Contribution.

          (C) Matching Employer Contributions. On behalf of each Participant who is eligible to share in Employer matching contributions for the Plan Year, an Employer matching contribution equal to one hundred percent (100%) of the first two percent (2%) of Compensation contributed as a Participant after-tax Employee contribution and fifty percent (50%) of the next four percent (4%) of Compensation contributed as a Participant elective salary deferral contribution will be made. Such Employer matching contribution amount shall be deemed an Employer's Nonelective Contribution. In applying the matching percentage specified above, only Participant salary reductions and voluntary after-tax contributions up to six percent (6%) of total Compensation shall be considered for matching contribution purposes. No Employer matching contributions shall be made based upon a rollover account balance.

          Notwithstanding the above, in no event shall any Employer Matching Contributions be made to the Plan if such contribution would result in an impermissible contribution of benefits in excess of the limitations described under I.R.C. ss.ss. 401(k), 404 or 415, or any other applicable provisions of the I.R.C.

     5.2 Funding Policy and Method.

          (A) Nonelective Employer Contributions. The funding policy and method of the Employer shall be to make all Employer Nonelective Contributions as determined into the trust Fund under the trust provisions of this Plan. The Directors may amend or terminate said funding policy and method by appropriate resolution, subject to the provisions of this Plan and subject to applicable laws and regulations. The Employer has paid to the Trustee an initial sum of money, as of the date of the adoption of this Plan, as its initial contribution to the Trust Fund. The Employer shall pay its annual contribution on account of any given Plan Year not later than the time prescribed by law for filing its Federal Income Tax Return for its Taxable Year, including extensions thereof.

          The Employer contribution under the Plan for any Plan Year will be considered to have been made on the earlier of: the actual date contributed; or, the last day of the Plan Year (regardless of when paid to the Trustee) immediately preceding the contribution (subject to applicable I.R.C. rules) unless otherwise designated by the Employer.

          (B) Elective Employer and Basic After-Tax Employee Contributions. Elective Employer and Basic After-Tax Employee Contributions accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but in any event within ninety (90) days from the date on which such amounts would otherwise have been payable to the participant in cash. The provisions of Department of Labor Reg. ss.
     2510.3-102 are incorporated herein by reference. Furthermore, any additional Elective Employer and Basic After-Tax Employee contributions which are allocable to the Participant's Elective or Basic After-Tax Employee contribution Accounts for a Plan Year shall be paid to the Plan no later than the twelve (12) month period immediately following the close of such Plan Year.

     5.3 Limitation on Maximum Employer Contribution.

          (A) Maximum Annual Limitations. In no event may the Employer's contribution exceed the amount allowable as a deduction under the I.R.C., provide a contribution to any Participant that would exceed the Maximum Annual Addition or any other Limitation provided for under this Plan or applicable law, or provide an allocation to any Participant based on compensation in excess of Participant Compensation as defined above.

          (B) Maximum Employer Contribution. In no event may the Employer's Nonelective contribution to the Trust Fund pursuant to this Plan exceed fifteen percent (15%) of the Compensation otherwise paid or accrued for all Participants under this Plan during the Plan Year in question, or such other percentage as may hereafter be permitted under the I.R.C. Contributions under this Plan shall be coordinated and aggregated with all other Employer contributions to other Employer profit sharing plans, if any, to determine the maximum permissible Employer Nonelective Contribution amount.

          (C) Allocation of Excess Annual Additions. In the event the contribution allocated to any Participant exceeds the Maximum Permissible Annual Addition, then, and in such event, such excess Annual Addition under this Plan on behalf of a Participant shall be reduced by first refunding all salary deferral contributions; and, second, all nondeductible Employee contributions, to the extent they are in excess of the Maximum Annual Addition amounts. The amount of such reduction consisting of Employee contributions shall be paid to the Employee as soon as reasonably possible without accrued interest. The remainder of such reduction, if any, shall be affected by proportionately reducing the Employer contributions and forfeitures, if any, to be allocated under this Plan on behalf of such Participant as of the allocation date.

          The amount of such reduction in Plan contributions consisting of Employer contributions and forfeitures shall be allocated and/or reallocated to other Participants' accounts in accordance with the Plan formula for allocating Employer contributions and forfeitures as provided below; provided further, that any such contributions or allocations shall not be allowed to cause the additions to any other Participant's account to exceed the lesser of: the maximum permissible amount; or, any other limitation provided for in the Plan.

          (D) Creation of a Suspense Account. To the extent that the reductions described in the above paragraphs cannot be allocated to other Participants' accounts without exceeding applicable Plan Limitations, then such reduction amount shall be allocated to a suspense account as forfeitures and held therein until the next succeeding date on which forfeitures can be allocated under this Plan. Provided, however, investment gains and losses and other income shall not be allocated to funds in the suspense account. If a suspense account is in existence at any time during a particular Limitation Year, then all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer or Employee contributions may be made to the Plan for that Limitation Year. In the event of termination of the Plan, the suspense account shall revert to the Employer to the extent that it may not then be allocated to any Participants' or former Participants' accounts.

          If the Employer has established both a Pension and Profit Sharing Plan, then, and in such event, if after the return of the Participant's excess Voluntary Contributions, an excess remains, the adjustment will be made in the profit sharing contributions and forfeitures allocated to the Participants' Profit Sharing Accounts in the manner described below.

          (E)  Coordination  of Annual Addition  Reallocations.  If, pursuant to
     Section 5.3 above or as a result of the allocation of forfeitures, if applicable, a Participant's Annual Additions under this Plan and any other related or aggregated Plans would result in an excess contribution amount for any Participant or Plan for a Limitation Year, then the excess amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

     5.4 Forfeitures. For purposes of Article 5 only, all matching Employer contributions under Section 5.1(C) shall be reduced by allocable forfeitures, and if additional forfeitures remain to be allocated, then discretionary nonmatching Employer contributions under Section 5.1(A) shall be reduced by remaining allocable forfeitures, if any, reallocated for such Plan Year. No forfeitures shall occur solely as a result of an Employee's withdrawal of Employee contributions.

     5.5 Reversion to Employer Prohibited. Notwithstanding any provision of this Plan or any amendments thereof, except Section 5.7 below, it shall be impossible at any time for any part of the principal or income of the Trust Fund to revert to the Employer, or to be used for or directed to any purpose other than for the exclusive benefit of Participants, their Beneficiaries or their estates.

     5.6  Allocation  of  Employer  Contributions.  The  Employer's  nonelective
discretionary   and  matching   contributions   shall  be  allocated  among  all
Participants, who meet the eligibility requirements of Subsection 5.6(A) below.

          (A) Nonelective Discretionary Employer Contributions.

               (1) Eligibility. In order to receive an allocation of a Company contribution for a particular Plan Year, a Participant must receive Compensation from the Company during the Plan Year; complete at least one (1) Hour of Service during a Year of Service for such Plan Year as defined above; must be actively employed on the last day of the Plan Year; and, not be in Inactive Status for such Plan Year as defined above; provided that, Section 8.16 provisions shall apply to Top-Heavy Plans. Provided, further, only compensation earned on or after a Participant's entry into the Plan, for Employer contribution purposes, shall be counted for allocation purposes.

               (2) Allocation Formula. The Company's contribution shall be allocated to the respective Employer contribution accounts of eligible Participants in the same ratio which each eligible Participant's Compensation during the Plan Year bears to the total Compensation of all eligible Participants during the Plan Year.

          (B) Matching Employer Contributions.

               (1)  Eligibility.  In order to receive an allocation of a Company matching contribution for a particular Plan Year, a Participant must receive Compensation from the Company during the Plan Year; complete at least one (1) Hour of Service during a Year of Service for such Plan Year as defined above; elect to make after-tax and/or salary reduction contributions into the Plan; and, not be in Inactive Status for such Plan Year as defined above; provided that, Section 8.16 provisions shall apply to Top-Heavy Plans. Provided, further, only compensation earned on or after a Participant's entry into the Plan, for Employer contribution purposes, shall be counted for allocation purposes.

               (2) Allocation Formula. Matching Employer contributions shall be allocated to eligible Participants based upon the matching formula provided under Section 5.1 above.

     5.7 Actual Deferral Percentage Tests.

          (A) Maximum Annual Allocation of Elective Employer Contributions. For each Plan Year commencing after December 31, 1986, the annual allocation derived from Elective Employer Contributions, or Elective Employer Contributions in combination with Qualified Nonelective Contributions and/or Qualified Matching Contributions that are treated as Elective Contributions under the Plan, made to a Participant's Elective Account shall satisfy one of the following actual deferral percentage tests:

               (1) The "Actual Deferral Percentage" for the eligible Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the eligible Non-Highly Compensated Participant group multiplied by 1.25; or,

               (2)  The  excess  of the  "Actual  Deferral  Percentage"  for the eligible Highly Compensated Participant group over the "Actual Deferral Percentage" for the eligible Non-Highly Compensated Participant group shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the eligible Highly Compensated Participant Group shall not be more than the "Actual Deferral Percentage" for the eligible Non-Highly Compensated Participant group multiplied by two (2).

               The  provisions  of I.R.C.  ss.  401(k)(3)  and Treas.  Reg.  ss.
          1.401(k)-1(b) shall also apply to this Plan and are incorporated herein by reference.

               The adopting Employer named herein has elected to utilize all Elective

          Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions which are treated as Elective Contributions under the Plan, as applicable, to satisfy the Actual Deferral Percentage Test.

          (B) Coordination of Actual Deferral Percentage and Actual Compensation Percentage Tests. Notwithstanding the above, for Plan Years commencing after December 31, 1988, in order to prevent the multiple use of the alternative method described in the immediately preceding paragraph and in I.R.C. ss. 401(m)(9)(A), any Highly Compensated Participant eligible to make Elective deferrals pursuant to this section and to make after-tax Employee contributions or to receive matching contributions under this Plan, if applicable, or under any other plan maintained by the Employer or an Affiliated Employer, shall have his actual contribution ratio reduced pursuant to Treas. Reg. ss. 1.401(M)-2, the provisions of which are incorporated herein by reference.

          (C) Definitions. For purposes of this Section, "Actual Deferral Percentage" means, with regard to each specific group of Participants for a Plan Year, with respect to the Highly Compensated and Non-Highly Compensated Participant groups for a Plan Year, the average of the contribution percentage ratios, calculated separately for each Participant in each such group, of the amount of Elective Employer Contributions allocated to each Participant's Elective Account for such Plan Year, including all or any portion of cash bonuses which may be deferred pursuant to this Plan in relation to such Participant's Compensation for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth (1/100) of one percent (1%). Elective Employer Contributions allocated to any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (a) Excess
     Elective Deferrals of Non-Highly Compensated Employees that arise solely from Elective Deferrals made under this Plan or plans of this Employer; and, (b) Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals; and, (2) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

          For purposes of this Plan, an Elective Contribution may only be taken into account under the Plan if such contribution satisfies the requirements described herein. Specifically, the Elective Contribution must be allocated to the Participant under the Plan as of the date within the applicable Plan Year. For purposes of this rule, an Elective Contribution is considered allocated as of a date within a Plan Year only if the allocation is not contingent on the Participant's participation in the Plan or performance of services on any date subsequent to the allocation date; and, the Elective Contribution is actually paid to the trust no later than the end of the twelve (12) month period immediately following the Plan Year to which the contribution relates. The Elective Contribution must also relate to compensation that either would have been received by the Participant in the Plan Year but for the Participant's election to defer under the Plan, or is attributable to services performed by the Participant in the Plan Year and, but for the Participant's election to defer, would have been received by the Participant within two and one-half (2 1/2) months after the close of the Plan Year. All Elective Contributions must satisfy the above requirements in order to be taken into account for purposes of the Actual Deferral Percentage Test.

          For the purposes of this section, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to this section, whether or not such deferral election was made or suspended pursuant to this Plan.

          (D) Family Aggregation. For the purpose of determining the actual deferral ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of I.R.C. ss. 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following rules shall apply:

               (1) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be the greater of: (i) the ratio determined by aggregating Elective Employer Contributions and "414(s) Compensation" of all eligible Family Members who are Highly Compensated Participants without regard to family aggregation; and, (ii) the ratio determined by aggregating Elective Employer Contributions and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000.00 limit to "414(s) Compensation," for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not yet attained age nineteen (19) before the close of the Plan Year.

               (2) Elective Employer  Contributions and "414(s) Compensation" of
          all Family Members shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly Compensated
          Participant group except to the extent taken into account in subparagraph (1) above.

               (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with subparagraphs (1) and (2) above.

          (E) Aggregation of Cash or Deferred Plans. For the purposes of this Section and I.R.C. ss.ss. 401(a)(4), 401(k) and 410(b), if two or more plans which include cash or deferred arrangements are considered one plan for purposes of I.R.C. ss.ss. 401(a)(4) or 410(b) (other than I.R.C. ss. 410(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988, the cash or deferred arrangements included in such plans shall be treated as one arrangement.

          In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy I.R.C. ss.ss. 401(a)(4), 401(k) or 410(b). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and I.R.C. ss.ss. 401(a)(4), 401(k) and 410(b).

          For Plan Years beginning after December 31, 1989, plans may be aggregated under this subparagraph (E) only if they have the same Plan Year.

          For the purposes of this Section, if a Highly Compensated Participant is a Participant under two or more cash or deferred arrangements (other than a cash or deferred arrangement which is part of an employee stock ownership plan as defined in I.R.C. ss. 4975(e)(7) for Plan Years beginning after December 31, 1988), of the Employer or an Affiliated Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Participant. However, for Plan Years beginning after December 31, 1988, if the cash or deferred arrangements have different Plan Years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

          Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under I.R.C. ss. 401(k)

          (F) Adjustments to Actual Deferral Percentage Tests. In the event that the initial allocations of the Employer's Elective Contributions made pursuant to Section 5.7(A) above do not satisfy one of the tests set forth therein for Plan Years beginning after December 31, 1986, then the Administrator shall adjust Excess Contributions pursuant to the options set forth below:

               (1) Leveling and Distribution  Method. On or before the fifteenth
          (15th) day of the third (3rd) month following the end of each Plan Year, the Highly Compensated Participant having the highest Actual Deferral Ratio shall have his portion of Excess Contributions distributed to him and/or, at his election recharacterized as a voluntary Employee contribution pursuant to this Plan until one of the tests set forth in Section 5.7(A) is satisfied, or until his Actual Deferral Ratio equals the Actual Deferral Ratio of the Highly

          Compensated Participant having the second highest Actual Deferral Ratio. This process shall continue until one of the tests set forth in
          Section 5.7(A) is satisfied. For each Highly Compensated Participant, the amount of Excess Contributions is equal to the Elective Contributions made on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's Actual Deferral Ratio (determined after application of this paragraph) by his "414(s) Compensation." However, in determining the amount of Excess Contributions to be distributed and/or recharacterized with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his taxable year ending with or within such Plan Year.

                    (a) With respect to the distribution of Excess Contributions pursuant to subsection (1) above, such distribution:

                         (i) may be  postponed  but not later  than the close of
                    the Plan Year following the Plan Year to which they are allocable;

                         (ii) shall be made from Qualified Nonelective Contributions only to the extent that Excess Contributions exceed the balance in the Participant's Elective Account attributable to Deferred Compensation and Employer matching contributions made pursuant to this Plan, if any;

                         (iii) shall be adjusted for Income;

                         (iv)  shall  be   designated   by  the  Employer  as  a
                    distribution of Excess Contributions (and Income); and,

                         (v) in no case shall the amount of excess contributions
                    recharacterized for a Plan Year with respect to any Highly Compensated Employee exceed the amount of Elective Contributions made on behalf of such Highly Compensated Employee for such Plan Year.

                    Notwithstanding  the  above,  in  the  event  of a  complete termination of the Plan during the Plan Year in which the Excess Contribution arose, such distribution shall be made after the date of termination of the Plan and as soon as administratively feasible, but in no event later than the close of the twelve (12) month period immediately following such termination.

                    (b) Excess  Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Elective Employer
               Contributions (and amounts treated as Elective Employer Contributions) of each family member that is combined to determine the combined Actual Deferral Percentage.

               (2)    Recharacterization    Method.    With   respect   to   the
          recharacterization of Excess Contributions pursuant to subsection (F) above, such recharacterized amounts:

                    (a) shall be deemed  to have  occurred  on the date on which the last of those Highly Compensated Participants with Excess Contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

                    (b) for Plan Years ending on or before  August 8, 1988,  may be postponed but not later than October 24, 1988;

                    (c) shall not exceed the amount of Deferred  Compensation on behalf of any Highly Compensated Participant for any Plan Year;

                    (d) shall be treated as voluntary Employee contributions for purposes of I.R.C. ss. 401(a)(4) and Treas. Reg. 1.401(k)-1(b). However, for purposes of Sections 5.7 and 6.2 to the extent required by applicable regulations, recharacterized Excess Contributions shall continue to be treated as Employer contributions that are Deferred Compensation. For Plan Years commencing after December 31, 1988, Excess Contributions recharacterized as voluntary Employee contributions shall continue to be nonforfeitable and subject to the same distribution rules provided for in Article 8;

                    (e) are not  permitted if the amount  recharacterized,  plus voluntary Employee contributions actually made by such Highly Compensated Participant, exceed the maximum amount of voluntary Employee contributions (determined prior to application of this section) that such Highly Compensated Participant is permitted to make under the Plan in the absence of recharacterization;

                    (f) shall be adjusted for Income;

                    (g) any distribution and/or  recharacterization of less than the entire amount of Excess Contribution shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and Income; and,

                    (h) for Plan  Years  commencing  after  December  31,  1988,
               Elective Contributions may not be recharacterized hereunder unless they are recharacterized under the Plan with respect to which the Elective Contributions were made or under a Plan with the same Plan Year as the Plan under which the Elective Contributions were made.

               (3) Discretionary Qualified Nonelective Employer Contributions. Within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Nonelective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 5.7. Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the Plan Year bears to the total Compensation of all Non-Highly Compensated Participants.

          (G) Impermissible Treatment of Excess Contributions. Any excess contributions for a Plan Year may not remain unallocated or be allocated to a suspense account to one or more Participants in any future year.

          (H) Miscellaneous Provisions.

               (1) The income allocable to Excess Contributions is equal to the sum of the allocable gain or loss during the Plan Year. Income includes all earnings and appreciation, including, such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation has been realized.

               The income allocable to excess contributions for the Plan Year is determined by multiplying the income for the Plan Year allocable to Elective Contributions and amounts treated as Elective Contributions by a fraction. The numerator of the fraction is the Excess Contributions by the Participant for the Plan Year. The denominator of the fraction is the total account balance of the Participant attributable to Elective Contributions and amounts treated as Elective Contributions as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

               No income shall be income allocable to Excess Contributions for the period between the end of the Plan Year and the date of a corrective distribution.

               (2) A corrective distribution of Excess Contributions (and income) may be made under the terms of the Plan without regard to any notice or consent otherwise required under I.R.C. ss.ss. 411(a)(11) and 417.

               (3) A corrective distribution of Excess Contributions (and income) under the terms of the Plan is includible in gross income on the earliest dates any Elective Contributions by the Participant during the Plan Year would have been received by the Participant had he originally elected to receive the amounts in cash, or, if distributed more than two and one-half (2 1/2) months after the Plan Year for which such contributions were made, in the Taxable Year of the Participant in which distributed. The amount of Excess contributions includible in the Participant's gross income shall be reduced as provided above. In addition, such a corrective distribution of Excess Contributions (and income) is not subject to the early distribution tax of I.R.C. ss. 72(t) and is not treated as a distribution for purposes of applying the excess tax under I.R.C. ss. 4981A.

               (4) A distribution of Excess Contributions (and income) is not treated as a distribution for purposes of determining whether the Plan satisfies the minimum distribution requirements of I.R.C. ss. 401(a)(9).

               (5) The amount of Excess Contributions to be recharacterized or distributed with respect to a Participant for a Plan Year shall be reduced by any Excess Deferrals previously distributed to such Participant for the Participant's Taxable Year ending with or within such Plan Year.

               (6) A Plan may use Qualified Nonelective Contributions, Qualified Matching Contributions, the recharacterization method, the corrective distribution method, or a combination of these methods, to avoid or correct excess contributions. This Plan does not, at present, require that, upon commencement of participating, a Highly Compensated
          Employee may elect whether any Excess Contributions are to be recharacterized or distributed, however, the Plan reserves the right to require Highly Compensated Employees to make such election. This Plan does permit a Highly Compensated Employee to elect to have all or a portion of the Excess contributions on behalf of such Participant for a Plan Year recharacterized or distributed. Any recharacterization or distribution of less than the entire amount of Excess Contributions with respect to any Highly Compensated Employee is treated as a pro rata recharacterization or distribution of excess contributions and allocable income or loss.

     5.8 Diversion of Employer Contributions. Except as provided below, the general rule shall apply that the assets of this Plan shall never inure to the benefit of the Employer, or any affiliate of the Employer, and such assets shall be held for the exclusive purposes to provide benefits to Participants in the Plan and their Beneficiaries and defraying the reasonable expenses of administering the Plan. Pursuant to ERISA ss. 403(c) and Revenue Ruling 77-200, the following reversions of Employer contributions to the Plan may occur if all the requirements of each provision permitting reversion are fulfilled:

          (A) Exceptions Whereby Reversion of Plan Assets Is Not Prohibited.

               (1) Mistake of Fact. In the case of an Employer Contribution to the Plan attributable to a good faith mistake of fact, then the funds mistakenly contributed by the Employer may revert to the Employer; provided that, such mistaken contribution must be returned to the Employer within one (1) year after the payment of such contribution to the Plan. ERISA ss. 403(c)(2)(A)(i).

               Notwithstanding the above, in the case of a contribution made by an Employer to a multiemployer Plan by a good faith mistake of fact or law (other than a mistake relating to whether the Plan or Trust is qualified under I.R.C. ss.ss. 401(a) and 501(a) respectively) such contributed funds may revert to the Employer; provided that, such reversion of the mistakenly contributed funds occurs within six (6) months after the Plan Administrator determines that the Employer contribution was made because of such a mistake. ERISA ss. 403(c)(2)(A)(ii).

               (2) Employer Contribution Conditioned on  I.R.S. Qualification of
          Plan. Irrespective of any other provisions in this Plan and Trust Agreement, all contributions by the Company shall be refunded to the Company, within one (1) year after the date of contribution upon denial of initial qualification by the Internal Revenue Service (or any other agency with authority to withhold or deny initial qualification of the Plan), if this Plan is not approved and qualified under I.R.C. ss.ss. 401, 404, 501 and other applicable provisions, or if the hereinafter described Trust fails in its efforts to be approved and qualified for exemption under I.R.C. ss.ss. 401, 404, 405 and any other applicable provisions. ERISA ss. 403(c)(2)(B).

               (3) Employer Contribution Contingent on Allowability of Corporate Income Tax Deduction. In the event the deduction of the Employer contribution is disallowed under I.R.C. ss. 404, then, to the extent the deduction is disallowed, such Employer contribution to the Plan shall be returned to the Employer; provided that, such contribution must be returned within one (1) year after the disallowance of the deduction. ERISA ss. 403(c)(2)(C).

          (B) Applicable Rules Concerning Reversion of Plan Funds. If reversion of an Employer Contribution takes place pursuant to the terms of Section 5.8(A)(1), (2) or (3) above, the following provisions shall apply:

               (1) Good Faith. Any event allowing a reversion of the Employer Contribution to the Plan must be attributable to a good faith mistake in determining the amount allowable as a deduction for the Employer's Contribution or a good faith mistake concerning the amount of the contribution which could be made without being deemed an excessive contribution.

               (2) Reversion Pursuant to this Section Not Equivalent to a Forfeiture. A reversion permitted under the circumstances described above will not be treated as a forfeiture in violation of I.R.C. ss. 411(a), even if a resulting adjustment is made to the account of a Participant that is partly or entirely nonforfeitable.

               (3) Amount Returnable to Employer. The amount of the Employer Contribution which may return to the Employer shall not be greater than:

                    (a) The amount mistakenly contributed;

                    (b) The  amount  contributed  which  was  contingent  on the
               Internal Revenue Service's qualification of the Plan; and/or

                    (c) The  amount  contributed  for  which the  deduction  was denied, but only to the extent to which the deduction was denied.

               (4) Allocations of Earnings and Losses on Amounts Returned to Employer. In the event an Employer's Contribution to the Plan is returned in whole or in part to the Employer, and notwithstanding any contrary provisions in Article 3 or in this Article 5, the following provisions regarding the allocation of earnings and losses on amounts contributed by the Employer shall apply.

                    (a) Earnings.  Earnings on Employer Contributions  allocated to a Participant's account, which contributions are subsequently returned to the Employer pursuant to this Section 5.7, shall not be returnable to the Employer and shall remain allocated to the Participant's account.

                    (b) Losses.  Losses  attributable to Employer  Contributions allocated to a Participant's account, which contributions are subsequently returned to the Employer pursuant to this Section 5.7, shall reduce the amount to be returned to the Employer and shall not reduce the Participant's account balance for any reason. Provided, further, that if the withdrawal of the amount attributable to the mistaken contribution would cause the balance of the Participant's account to be reduced to less than the balance which would have been in the account had the mistaken amount not been contributed, then the amount to be returned to the Employer shall be limited so as to avoid such a reduction.


                                   ARTICLE 6.
                          CONTRIBUTIONS BY PARTICIPANTS

     6.1 Voluntary Employee Contributions. All Participants may, but are not required to, make voluntary cash or deferred or after-tax contributions to the Plan, subject to the terms, conditions and limitations set forth in this Article and applicable Federal laws and regulations. In the event a voluntary Employee contribution is made the Participant shall designate such contribution as deductible or nondeductible. Absent a designation, the Employer shall assume such contribution is deductible; provided, with regard to the first two percent (2%) participant contribution made, such contribution shall be deemed nondeductible.

          (A) After-Tax Contributions. For each Plan Year, the Employer shall contribute to the Plan the elected voluntary Employee contribution selected by an eligible Employee, pursuant to I.R.C. ss. 401(m), which amount shall be deemed an Elective Employee Contribution. The maximum voluntary after-tax contribution for each Plan Year is two percent (2%) of the Participant's Compensation during such year. In the event a Participant is a member of other qualified pension and/or profit sharing plans, his total voluntary contributions to all plans may not exceed two percent (2%) of his Compensation.

          (B) Participant Salary Reduction Contributions. All Participants may, but are not required to, make voluntary cash or deferred salary reduction contributions to this 401(k) employee savings plan, subject to the terms, conditions and limitations set forth in this Plan and applicable Federal laws and regulations.

     6.2 Salary Reduction Election.

          (A) Elections. Each Participant may elect to defer from two percent (2%) to ten percent (10%) of his Compensation which would have been received in the Plan Year, but for the deferral election. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election or, if later, the later of: the date the Employer adopts this cash or deferred arrangement; or, the date such arrangement first became effective.

          Additionally, each Participant may elect to defer and have allocated for a Plan

     Year all or a portion of any cash bonus attributable to services performed by the Participant for the Employer during such Plan Year and which would have been received by the Participant on or before two and one-half (22) months following the end of the Plan Year but for the deferral election. A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executed such election. Notwithstanding the foregoing, cash bonuses attributable to services performed by the Participant during a Plan Year but which are to be paid to the Participant later than two and one-half (2 1/2) months after the closing of such Plan Year will be subjected to whatever deferral election is in effect at the time such cash bonus would have otherwise been received.

          The amount by which Compensation and/or cash bonuses are reduced shall be that Participant's Deferred Compensation and shall be treated as an Elective Employer contribution and allocated to that Participant's Elective Account.

          For purposes of this Plan, an Elective Contribution shall only be deemed a cash or deferred election under I.R.C. ss. 401(k) if, as of the date of the election such deferral amount is not designated or treated as an after-tax Employee Contribution at the time of deferral or contribution, such contribution does not constitute a one-time irrevocable election under applicable I.R.C. regulations and such amount is not currently available to the electing Employee as of the date of the election. A cash or deferred election also includes a salary reduction agreement between an eligible Employee and the Employer under which a contribution is made under the Plan only if the Employee elects to reduce his cash compensation or to forego an increase in his cash compensation. In no event shall a cash or deferred election include an election made with respect to amounts that have become currently available on or before the later of: the date on which the Employer adopts the cash or deferred arrangement; or, the date on which such arrangement first becomes effective. An amount will be deemed currently available under this Plan if it has been paid to the Participant or if the Participant is currently able to receive the cash or other taxable amount in his discretion. An amount is not currently available to a Participant if there is any significant limitation or restriction on the Participant's right to currently receive the amount or if the Participant under no circumstances may receive the amount before a particular time in the future.

          If an eligible Employee or Participant does not elect to reduce his salary as provided for above, then he will receive cash in lieu thereof.

          (B) Vesting. The balance in each Participant's Elective Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

          (C)  Distributions  from  Elective  Accounts.   Amounts  held  in  the
     Participant's Elective Account may not be distributable earlier than:

               (1)  a  Participant's   termination  of  employment,   total  and
          permanent disability or death;

               (2) a Participant's attainment of age fifty-nine and one-half (59 1/2) in the case of a profit sharing plan;

               (3) the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan (other than an employee stock ownership plan as defined in I.R.C. ss.ss. 409 and 4975(e)(7), or a simplified employee pension plan as defined in I.R.C. ss. 408(k)) or without the establishment of a successor defined contribution plan (other than an employee stock ownership plan as defined in I.R.C. ss.ss. 409 and 4975(e)(7), or a simplified employee pension plan as defined in I.R.C. ss. 408(k)) by the Employer or an Affiliated Employer within the period ending twelve (12) months after distribution of all assets from the Plan maintained by the Employer;

               (4) the date of disposition by the Employer, to an entity that is not an Affiliated Employer, of substantially all of the assets (within the meaning of I.R.C. ss. 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition with respect to a Participant who continues employment with the corporation acquiring such assets;

               (5) the date of disposition by the Employer or an Affiliated Employer who maintains the Plan of its interest in a subsidiary (within the meaning of I.R.C. ss. 409(d)(3)) to an entity which is not an Affiliated Employer but only with respect to a Participant who continues employment with such subsidiary; or,

               (6) the proven financial hardship of a Participant, subject to the limitations of Section 8.5 below, if applicable.

               All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in I.R.C. ss.ss. 411(a)(11) and 417. Such spousal consent shall be evidenced in the same manner as provided for in Section 8.2 below. In addition, distributions after March 31, 1988, that are triggered by subparagraphs (3) - (5) above must be made in a lump sum.

          (D) Dollar Limitations on Funding. For all Plan Years, commencing after December 31, 1987, a Participant's Deferred Compensation contribution made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed, during any taxable year, the limitation imposed by I.R.C. ss. 402(g), as in effect at the beginning of such taxable year. This dollar limitation shall be adjusted annually pursuant to the method provided in I.R.C. ss. 415(d) in accordance with applicable regulations.

          (E) Suspension of Elective Deferrals Due to Prior Hardship Distribution. In the event a Participant has received a hardship distribution from his Participant's Elective Account pursuant to Section
     8.5 or pursuant to Treas. Reg. ss. 1.401(k)-1(d)(2)(iii)(B) from any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan on his behalf for a period of twelve (12) months following the receipt of any such hardship distribution. Furthermore, the dollar limitation in effect under I.R.C. ss. 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, contributed pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year in which the hardship distribution occurred.

          (F) Cumulation of Elective Deferral Amounts. If a Participant's Elective Deferrals under this Plan (excluding deferrals properly distributed as Excess Annual Additions), together with any elective deferrals (as defined in Treas. Reg. ss. 1.402(g)-1(b)) under another qualified cash or deferred arrangement (as defined in I.R.C. ss. 408(k)), a salary reduction arrangement (within the meaning of I.R.C. ss. 3121(a)(5)(D)), a deferred compensation plan under I.R.C. ss. 457, or a trust described in I.R.C. ss. 501(c)(18), cumulatively exceed the limitations imposed by I.R.C. ss. 402(g) (as adjusted annually in accordance with the method provided in I.R.C. ss. 415(d) pursuant to Regulations) for such Participant's taxable year, then the Participant may, not later than March 1 following the close of his taxable year, notify the Administrator in writing, or be deemed to notify the Administrator, of such excess and request that his Deferred Compensation under this Plan be reduced by an amount specified by the Participant. A Participant is deemed to notify the Administrator of any excess amount that arises by taking into account only those elective deferrals made to this Plan and to any other plans of the Employer. In such event, the Administrator may direct the Trustee to distribute such excess amount (and any reasonable income allocable to such excess amount earned during the Plan Year and calculated consistent with Section 5.7(H) above) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Excess elective deferrals shall be treated as annual additions under the Plan, for purposes of the limitation imposed by I.R.C. ss.ss. 402(g) and 415, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year. Distributions in accordance with this paragraph may be made for any taxable year of the Participant which begins after December 31, 1986. Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferral Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

               (1) the Participant shall designate the distribution as an Excess Elective Deferral amount;

               (2) the distribution must be made after the date on which the Plan received the Excess Elective Deferral; and,

               (3) the Plan must designate the distribution as a distribution of Excess Elective Deferral.

          Notwithstanding the above, a Participant's Excess Deferral shall be reduced, but not below zero, by any distribution and/or recharacterization of Excess Contributions pursuant to this Plan for the Plan Year beginning with or within the taxable year of the Participant.

          (G) Additional Benefits to Participants. At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide additional benefits to the Participant or his Beneficiary.

          (H)  Self-Directed  Account  Treatment.  All  amounts  allocated  to a
     Participant's Elective Account may be treated as a Directed Investment Account pursuant to Article 3.

          (I) Segregation of Elective Accounts. Employer Elective Contributions made pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to this Plan have been made.

          (J) Elective Contribution Election Requirements. The Employer and the Administrator shall implement the salary reduction elections provided for herein in accordance with the following:

               (1) A Participant may commence making elective deferrals to the Plan only after first satisfying the eligibility and participation requirements specified in Article 4. However, the Participant must make his initial salary deferral election within a reasonable time, not to exceed fifteen (15) days, before entering the Plan. If the Participant fails to make an initial salary deferral election within such time, then such Participant may thereafter make an election in accordance with the rules governing modifications. The Participant shall make such an election by entering into a written salary reduction agreement with the Employer and filing such agreement with the

          Administrator. Such election shall initially be effective beginning with the Entry Date next following the acceptance of the salary reduction agreement by the Administrator, shall not have retroactive effect and shall remain in force until revoked.

               (2) A Participant may modify a prior election at any time during the Plan Year and concurrently make a new election by filing a written notice with the Administrator within a reasonable time before, e.g., fifteen (15) days, before the Entry Date, such modification is to be effective. However, modifications to a salary deferral election shall only be permitted each trimester Entry Date, during election periods established by the Administrator prior to the first day of each Plan Year trimester. Any modification shall not have retroactive effect and shall remain in full force until revoked.

               (3) A Participant may elect to prospectively revoke his salary reduction agreement in its entirety at any time during the Plan Year by providing the Administrator with at least fifteen (15) days written notice of such revocation. Such revocation shall become effective as of the beginning of the month next following the expiration of the notice period. Any Participant who elects to suspend his salary deferral election shall not be permitted to renew active participation in the Plan until the later of: the second Entry Date next following the suspension of contributions; or, the earliest date permitted subsequent to a hardship withdrawal. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any salary reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs.

               (4) The Participant election form shall require Participants to contribute increments of not less than Five Dollars and No/100 ($5.00) per pay period (or such other amount as may be administratively determined by the Employer) and must limit Participant contributions to permissible amounts as determined under the Internal Revenue Code. Notwithstanding the above, nothing herein shall permit the Employer to require Participants to contribute any amount which would result in an undue burden on the Participant or prohibited discrimination.

               (5) All requirements pertaining to a Participant's election to contribute deferred compensation amounts shall be administered in a uniform and nondiscriminatory fashion.

     6.3 Limitations on Amount.

          (A) General Limitations. No Participant may make voluntary contributions to the extent such contributions, coupled with the Company's contributions allocated to the Participant for such Plan Year, would exceed the Maximum Annual Addition amount.

          (B) Average Contribution Percentage Tests Applicable to Employee Contributions. Participant contributions to the Plan shall be made in conformity with applicable average contribution percentage tests and shall be governed by applicable provisions in I.R.C. ss.ss. 401(k) and 401(m) and regulations issued thereunder.

               (1) Average Contribution Percentage Test. The "Average Contribution Percentage Test" for Plan Years beginning after December 31, 1986, for the Highly Compensated Participants shall not exceed the Aggregate Limit.

                    (a) The  "Aggregate  Limit"  shall  mean the sum of: (i) one hundred twenty-five percent (125%) of the greater of: the ADP of the Non-Highly Compensated Employees for the Plan Year; or, the ACP of Non-Highly Compensated Employees under the Plan subject to I.R.C. ss. 401(m) for the Plan Year beginning with or within the Plan Year of the CODA; and, (ii) the lesser of: two hundred percent (200%); or, two (2) plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in "(i)" above, and "greater" is substituted for "lesser" after "two (2) plus the" in "(ii)" above, if it would result in a larger Aggregate Limit.

                    (b) "Average Contribution Percentage" shall mean the average of the Contribution Percentages of the Eligible Participants in a group.

                    (c) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the Participant's Contribution
               Percentage Amounts relative to such Participant's Compensation for the Plan Year.

                    (d) "Contribution  Percentage Amounts" shall mean the sum of the Employee Contributions, Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess
               Deferrals, Excess Contributions or Excess Aggregate Contributions. If so elected and designated at the time of funding, the Employer may include Qualified Non-Elective Contributions in the Contribution Percentage Amounts. The
               Employer may also elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

                    (e) "Eligible Participant" shall mean any Employee who is eligible to make an Employee Contribution or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a participant in the Plan if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no Employee Contributions are made.

                    (f) "Employee Contribution" shall mean any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

                    (g) "Matching Contribution" shall mean an Employer Contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant or on account of such Participant's Elective Deferral, under a plan maintained by the Employer.

               (2) Definition of Average Contribution Percentage. For purposes of this Article, "Average Contribution Percentage" for a Plan Year means, with respect to Highly Compensated Participants and Non-Highly Compensated Participants, the average of the contribution percentages (calculated separately for each eligible Participant in each such group) of:

                    (a) the sum of Employee  mandatory  contributions,  Employer matching contributions and Employee voluntary contributions, if any, made on behalf of each such Participant for such Plan Year, excluding Employer matching contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions; to

                    (b) the Participant's Compensation for such Plan Year.

               The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in each such test.

               The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

               (1) Excess Aggregate  Contributions.  For purposes of determining the "Actual Contribution Percentage" and the amount of Excess Aggregate Contributions, only Employer matching contributions contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Plan Administrator may elect to take into account, with respect to Employees eligible to make Employee mandatory contributions, Employer matching contributions or Employee voluntary contributions, if any, allocated to their accounts, elective deferrals (as defined in Treas. Reg. ss. 1.402(g)-1(b)) and qualified non-elective contributions (as defined in I.R.C. ss. 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Treas. Reg. ss. 1.401(m)-1(b)(2) which is incorporated herein by reference. However, for Plan Years beginning after December 31, 1988, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

               (2) Family Aggregation Rules. For purposes of determining the actual contribution ratio of a Highly Compensated Employee who is subject to the Family Member Aggregation Rules of I.R.C. ss. 414(q)(6) because such Participant is either: a five percent (5%) owner of the Employer; or, one of the ten (10) Highly Compensated Employees paid the greatest I.R.C. ss. 415 Compensation during the year, the following additional rules shall apply:

                    (a) The combined  actual  contribution  ratio for the family group (which shall be treated as one (1) Highly Compensated Participant) shall be the greater of: (i) the ratio determined by aggregating Employee mandatory contributions, Employer matching contributions and Employee voluntary contributions made, if any, and all I.R.C. ss. 414(s) Compensation of all eligible Family Members who are Highly Compensated Participants without regard to family aggregation; and, (ii) the ratio determined by aggregating Employee mandatory contributions, Employer matching contributions and Employee voluntary contributions made, if any, and I.R.C. ss. 414(s)


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

               Compensation of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000.00 limit to I.R.C. ss. 414(s) Compensation for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the Plan Year.

                    (b) The Employee mandatory contributions,  Employer matching contributions and Employee voluntary contributions made and I.R.C. ss. 414(s) Compensation of all Family Members shall be disregarded for purposes of determining the Actual Contribution Percentage of Non-Highly Compensated Participants, except to the extent taken into account above.

                    (c) If a  Participant  is  required  to be  aggregated  as a member of more than one (1) family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one (1) family group in accordance with the above.

               (3) Aggregation of Related Employers. For purposes of this Section and I.R.C. ss.ss. 401(a)(4), 410(b) and 401(m), if two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made are treated as one plan for purposes of I.R.C. ss.ss. 401(a)(4) or 410(b) (other than the average benefits test under I.R.C. ss. 410(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), such plans shall be treated as one plan. In addition, two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes of determining whether or not such plans satisfy I.R.C. ss.ss. 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and I.R.C. ss.ss. 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated under this subparagraph (5) only if they have the same plan year.

               Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in I.R.C. ss. 4975(e)(7) may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and I.R.C. ss.ss. 401(a)(4), 410(b) and 401(m).

               (4) Aggregation of Highly Compensated Participant Contributions. If a Highly Compensated Participant is a Participant under two or more plans (other than an employee stock ownership plan as defined in I.R.C. ss. 4975(e)(7) for Plan Years beginning after December 31,
          1988) which


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

          are maintained by the Employer or an Affiliated Employer to which matching contributions, Employee contributions, or both, are made, all such contributions on behalf of such Highly Compensated Participant shall be aggregated for purposes of determining such Highly Compensated Participant's actual contribution ratio. However, for Plan Years beginning after December 31, 1988, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

               Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under I.R.C. ss. 401(m).

               (5) Included Participants. For purposes of this Section, Highly Compensated Participants and Non-Highly Compensated Participants shall include any Employee eligible to make Employee mandatory contributions (whether or not a mandatory contribution election was made or suspended) and Employer matching contributions or Employee voluntary contributions (whether or not Employee voluntary contributions are made) to his account for the Plan Year.

          (C) Adjustment to Actual Contribution Percentage Tests.

               (1)  Distribution  of  Excess   Contributions.   For  Plan  Years
          beginning after December 31, 1986, in the event the Actual Contribution Percentage for Highly Compensated Participants exceeds the Actual Contribution Percentage for Non-Highly Compensated Participants as determined pursuant to this Section 6.2, then the Plan Administrator (on or before the fifteenth (15th) day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute to the Highly Compensated Participant having the highest actual contribution ratio, his Vested portion of Excess Aggregate Contributions (and income allocable to such contributions) or, if forfeitable, forfeit such non-Vested Excess Aggregate Contributions attributable to Employer matching contributions (and Income allocable to such forfeitures) until either one of the tests set forth in
          Section 6.1 above is satisfied, or until his actual contribution ratio equals the actual contribution ratio of the Highly Compensated Participant having the second highest actual contribution ratio. This process shall continue until one of the tests set forth in Section 6.1 is satisfied. The distribution and/or forfeiture of Excess Aggregate Contributions shall be made simultaneously from mandatory Employee contributions and related Employer matching contributions, if applicable, in the following order:

                    (a) Voluntary Employee contributions;


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

                    (b) Simultaneously from mandatory Employee contributions and related Employer matching contributions.

               (2) Pro Rata Treatment of Excesses. Any distribution and/or Forfeiture of less than the entire amount of Excess Aggregate Contributions (and income) shall be treated as a pro rata distribution and/or Forfeiture of Excess Aggregate Contributions and Income. Distributions of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with generally applicable Plan forfeiture provisions, however, no such Forfeiture may be allocated to a Highly Compensated Participant whose contributions are reduced pursuant to this Section.

               (3) Treatment of Excess Distributions For 404 and 415 Purposes. Excess Aggregate Contributions attributable to matching contributions, including forfeited matching contributions, if any, shall be treated as Employer contributions for purposes of I.R.C. ss.ss. 404 and 415 even if distributed from the Plan.

               (4) Excess Aggregate  Contributions.  For each Highly Compensated
          Participant, the amount of Excess Aggregate Contributions is equal to the total Employee mandatory contributions, Employer matching contributions and Employee voluntary contributions made and any qualified non-elective contributions or elective deferrals taken into account, if any, on behalf of the Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual contribution ratio (determined after application of this paragraph) by his I.R.C. ss. 414(s) Compensation. The actual contribution ratio must be rounded to the nearest one-hundredth of one percent (1%) for Plan Years beginning after December 31, 1988. In no case shall the amount of Excess Aggregate Contributions with respect to any Highly Compensated Participant exceed the amount of Employee mandatory contributions, Employer matching contributions and Employee voluntary contributions made and any qualified nonelective contributions  or elective  deferrals  taken into account  pursuant to
          Section 6.1 on behalf of such Highly Compensated Participant for such Plan Year.

               (5) Coordination of Excess Aggregate Contribution Calculations. The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions (as defined in Treas. Reg. ss. 1.401(k)-1(g)(13)), if any, to be treated as Employee voluntary contributions due to


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

          recharacterization for the plan year of any qualified cash or deferred arrangement (as defined in I.R.C. ss. 401(k)) maintained by the Employer that ends with or within the Plan Year, if applicable.

               (6) Calculation of Excess In Conjunction With Family Aggregation Rules. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Employee mandatory contributions, Employer matching contributions, Employee voluntary contributions and any qualified non-elective contributions or elective deferrals taken into account, of each family member that is combined to determine the combined Average Contribution Percentage.

               (7) Correcting Employer Contribution to Meet ADP Test. Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a qualified non-elective contribution (as defined in I.R.C. ss. 401(m)(4)(C)) on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 6.2. Such contribution shall be allocated to the Participant's Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated
          Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants. A separate accounting shall be maintained with respect to all such contributions.

               (8) Determination of Income or Loss. Excess Aggregate Contributions shall only be adjusted for any income or loss up through the end of the Plan Year. The income or loss allocable to Excess Aggregate Contributions is the sum of: income or loss allocable to the Participant's Employee Contribution account, Matching Contribution account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Non-elective Contribution account and Elective Deferral account of the Plan Year, multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the Plan Year and the denominator is the Participant's account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year. No income or loss shall be allocable to Excess Aggregate Contributions for the period between the end of the Plan Year and the date of the corrective distribution.

     6.4 Immediate Vesting. All voluntary cash or deferred or after-tax contributions, if any, and income and profits thereon shall be immediately vested and nonforfeitable upon receipt by the Trustee at all times.


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

     6.5 Contribution Prohibited. No contribution may be made by a person who is not a Participant nor during any period when he is not receiving Compensation from the Company.

     6.6 Accounts. These voluntary contributions, upon delivery to the Trustee, shall be allocated by the Committee to appropriate separate voluntary contribution accounts of each Participant pursuant to Section 3.13 above. Thus, each Participant who elects to make voluntary contributions shall have at least two accounts maintained by the Committee, one for his voluntary employee contributions and one for the Company contributions allocated to him. The voluntary contributions shall be allocated to the appropriate account by the Committee on the Committee's next valuation date following receipt of the contributions by the Trustee.

     6.7 Methods of Contribution. The Company may determine the permissible methods of such voluntary contributions, whether by payroll deduction or by deposit of cash. Provided, however, that the Company need not remit to the Trustee nor need the Trustee accept any voluntary contributions more frequently than monthly and in amounts less than Five No/100 Dollars ($5.00), unless otherwise specified by Employer. If the Employer permits payroll deductions, the Company shall remit and the Trustee agrees to accept the same on a monthly basis. Any Participant may make his cash contributions during any Plan Year subject to the limitations set forth herein, and applicable laws and regulations.

     6.8 Payroll Deduction Procedure. If the Company permits voluntary contributions to be made by payroll deductions, the Company may require Participants to complete written application forms providing the following information:

          (A)  Percentage.   The  percentage  of  his  Compensation   which  the
     Participant desires deducted by the Company, subject to the limitations of this Article.

          (B) Change in Deduction Percentage. The percentage designated by the Participant shall continue from period to period unless the Participant files with the Committee and the Company a written request for such change upon such forms as the Committee may require. Such changed percentage shall be effective as of the date provided for above in regard to modifications of elections next following the date it is received by the Company and the Committee and shall remain in effect indefinitely until a further change is requested by the Participant.

     6.9 Withdrawal of Participant Contributions. A Participant may not withdraw any amounts from his account balance under the Plan while remaining in the employ of the Company, except as expressly provided herein, e.g., with regard to hardship distributions.


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

                                   ARTICLE 7.
                  MANAGEMENT OF TRUST FUNDS AND TRUST AGREEMENT

     7.1 Appointment of Trustee. The Board of Directors of the Company shall appoint one or more persons to serve as Trustees to manage the Trust Fund pursuant to the terms and conditions of this Plan. A natural person, a bank or other qualified corporation may serve as Trustee. All Trustees shall accept the terms and conditions of this Plan and the duties and responsibilities set forth herein by a written acknowledgment. All Trustees shall serve at the pleasure of the Board of Directors. The Board of Directors shall also fill any vacancies by appointing successor trustees; and, all subsequent Trustees shall be required to signify in writing their acceptance of the terms and conditions of this Plan and of the duties and responsibilities set forth herein.

     7.2 Title to Assets. The title to assets of the Trust Fund shall be in the name of the Trustee and shall remain in its name until distribution is made pursuant to this Plan and Trust Agreement. The contributions may be in cash or other property. All assets held by the Trustee pursuant to this Plan and Trust Agreement shall be held as a single Trust Fund by the Trustee, in a separate bank account, safe deposit box or other appropriate manner to ensure that such Trust Fund assets are not commingled with other money or property held by the Trustee. The Trust Fund, however, need not be segregated further into separate accounts for each of the Participants, except as provided in Sections 7.7(O), if applicable, 7.10, 8.3, 8.10 and 8.12. A compensated full-time Employee of the Company may not also receive compensation from the Trust.

     7.3 Company  Notification to Trustee.  The Company shall notify the Trustee
of  the  following  information   concerning   Participants,   Compensation  and
Contributions at appropriate times:

          (A) Company Contributions. At the time the Company pays its contributions to the Trustee, it shall notify the Trustee and the Committee of all Participants to whom such contributions are to be allocated and the Compensation paid each Participant, during the period covered by such Company contribution. The Company shall notify the Trustee with reference to whether or not the Plan is a "Top-Heavy Plan" so that an allocation can be made between Company contributions that relate to periods of time in which the Plan was and was not in "Top-Heavy Status."

          (B) Voluntary Payroll Deductions. When the Company remits to the Trustee the Participant's voluntary contributions withheld by the Company pursuant to Section 5.6 above, the Company shall notify the Trustee and the Committee of the amount of each Participant's voluntary contribution. The Trustee need not verify such information and shall forthwith credit the respective accounts with the appropriate amounts.


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

     7.4 Determination of Fair Market Value. The Trustee shall determine the fair market value of all assets of the Trust Fund annually as of the last day of each Plan Year. The Trustee's determination of fair market value shall be binding and conclusive upon all Participants, former Participants and Beneficiaries.

     In determining the fair market value of securities held in the Trust which are listed on a registered stock exchange, the Trustee shall value the same at the prices they were last traded on such exchange preceding the close of business on the valuation date. If such securities were not traded on the valuation date, or if the exchange on which they are traded was not open for business on the valuation date, then the securities shall be valued at the prices at which they were last traded prior to the valuation date. Any unlisted security held in the Trust shall be valued at its bid price next preceding the close of business on the valuation date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

     7.5 Statement of Accounts. Within thirty (30) days, or within a reasonable period of time following the end of the Plan Year, the Trustee shall provide to the Committee a complete Statement of Account, setting forth the fair market value of the Trust Fund. The Committee shall have sixty (60) days in which to review and reject such Statement of Accounts by the Trustee; if the Committee fails to communicate to the Trustee its written disapproval, the Trustee's Statement of Account shall be deemed approved. Upon approval, whether by the written approval of the Committee or the Committee's failure to object within sixty (60) days, said Statement of Account shall be binding as to any and all matters set forth therein upon all parties to this Plan and Trust Agreement and upon all persons having or claiming any interest in the Trust Fund including, without limitation, Participants, retired Participants, beneficiaries, heirs, successors, administrators and executors, to the same extent as if the Statement of Account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its accounts in a court of competent jurisdiction in which the Trustee, Company, Committee and any other persons having or claiming any interest in the Trust Fund were parties; provided, however, that nothing herein contained shall deprive the Trustee of the right to have the accounts judicially settled, if the Trustee so elects. The Trustee is hereby relieved from any requirements under the Uniform Trustee's Accounting Act of the State of Washington, or any amendment or amendments thereto or any similar legislation hereinafter enacted, and the Trustee shall not be required to file an accounting in any court whatsoever.

     7.6 Payment of Benefits. The Trustee may make any payment required to be made pursuant to this Plan and Trust Agreement by depositing its checks in an appropriate amount in the postage prepaid, first class mail, in an envelope addressed to the person to whom such payment is to be made according to the information certified to the Trustee by the Committee. The Trustee shall not be required to make any further investigation to determine the identity of the person or the accuracy of the mailing address of any person entitled to benefits


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

under this Agreement. However, the Trustee may refuse to make payments pending certification of the identity and mailing address of persons entitled to benefits by the Committee. In the event the Trustee is in doubt as to the identity or rights of persons entitled to receive benefits under this Plan, the Trustee may withhold payments or benefits until any such dispute has been determined or resolved to the reasonable satisfaction of the Trustee; in that regard, the Trustee may require written stipulation as to the settlement by all parties to the dispute.

     7.7 Investment of Trust Fund Assets; General Powers and Duties. The Trustee shall have the duty and responsibility of investing and reinvesting the principal and income of the Trust Fund. This responsibility shall be exercised subject to the following:

          (A) Cash Reserves. The Trustee may hold uninvested any cash to create reserve for the payment of distributions pursuant to the Plan or for any other purpose in connection with the Plan, without liability for any interest or income upon such cash reserves.

          (B) Prudent Man Rule. The Trustee shall, in discharging its duties, act solely in the interests of the Participants and Beneficiaries of the Plan. It may act exclusively for the purpose of providing benefits to Participants and Beneficiaries or for defraying the reasonable expenses of administering the Plan. The Trustee shall carry out its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiarity with such matters would use in the conduct of an enterprise of a like character and with like aims. ERISA ss. 404(a)(1).

          (C) Committee Advice.  Although  the  Committee  is  authorized  under
     Section 3.7(J) above to act in a limited capacity as an advisor to the Trustee concerning investment of the Trust Fund, the Trustee is not obligated to follow the investment recommendations of the Committee if, in its opinion, such recommendation is not in the best interest of the Plan and Trust Fund.

          (D) General Powers. The Trustee shall have power to sell, convey, exchange, lease, convert, transfer, divide, repair, partition, consent to partition, mortgage, encumber or otherwise dispose of any Trust Fund assets during the period of its trusteeship and, in addition, may bind the Trust by undertaking any of the preceding transactions for periods beyond the Trustee's own tenure as Trustee. The Trustee may engage in any of the foregoing transactions with Trust Fund assets at public or private sale, or on credit or such other terms and conditions as may appear appropriate under the circumstances in the reasonable judgment of the Trustee.

          (E) Delegation to Reorganization Committtee. The Trustee shall have the power to deposit Trust Fund assets with a protective, reorganization or similar committee; to delegate discretionary power thereto and to pay its reasonable share of such committee's expenses and compensation and any assessments levied with respect to any Trust Fund assets so deposited.


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

          (F) Exercise of Ownership Rights. The Trustee with respect to all assets, including but not limited to, bonds, shares of stock and other securities, shall have all rights, powers and privileges of an owner of the same, including holding the securities in the name of the Trustee or in the name of a nominee with or without disclosure of the Trust, otherwise voting, giving proxies, making payment of calls, assessments or other sums deemed by the Trustee expedient for the protection of the Trust Fund, exchanging securities, selling or exercising stock subscriptions or conversion rights, participating in foreclosures, reorganizations, consolidations, mergers, liquidations, pooling agreements, voting trusts and assenting to corporate sales, leases and encumbrances.

          (G) Principal or Income. At all times, the Trustee shall have the full authority to determine what is principal and what is income of the Trust.

          (H) Execute Documents. The Trustee is authorized and empowered to sign, execute and deliver all instruments and documents necessary, advisable and incidental to the exercise of his powers without obtaining further authority, consent, ratification or confirmation thereof, or making report to any court. In the event of Co-Trustees, any one (1) trustee may execute any document and any third party may rely thereon as if executed by all Co-Trustees.

          (I) Employment of Agents. The Trustee is authorized in its discretion to employ, at the expense of the Trust Fund, such agents, accountants, legal counsel, investment counsel or such other services as the Trustee may deem necessary in the performance of its duties hereunder. The persons employed by the Trustee may also perform similar or other services for the Company. The Trustee shall be fully protected with respect to any action taken or omitted by it in good faith reliance upon the professional advice of such persons.

          (J) Borrow Money. The Trustee is authorized in its discretion to borrow money from others, excluding a Party in Interest, and to advance its own funds to the Trust Fund at any time and upon such reasonable terms and conditions as the Trustee may deem appropriate. As collateral for such loans, the Trustee may execute a promissory note to evidence said loan and may provide security for the payment thereof by mortgage, deed of trust, pledge of the Trust Fund or any Trust Fund assets, and may pay interest on funds so borrowed at the current, prevailing rate of interest. If the Trustee shall use any life insurance policy which is an asset of the Trust Fund as security for such borrowed funds, the Trustee shall use all Trust Fund insurance policies on a pro rata basis as security.

          (K) Compromise and Settlement. The Trustee is authorized to accept, compromise or otherwise settle any obligation or liability due to or from it as Trustee under this Plan and Trust Agreement, including any claim that may be asserted for taxes under present or future laws; or to enforce or contest such matters through appropriate


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

     legal proceedings. Provided, however, that the Trustee shall not be required to institute or continue litigation unless the Trustee has in its possession sufficient funds to finance such litigation, or unless the Trustee has been indemnified to its satisfaction against any counsel fees and all other expenses and liabilities which the Trustee may be subjected to in such litigation. In any event, the Trustee shall be entitled, out of the recoveries of any litigation, to reimbursement for its expenses in connection therewith.

          (L) Payment of Taxes. The Trustee is empowered to pay out of the Trust Fund all taxes of whatever nature which may be imposed upon it or the Trust Fund assets pursuant to any provision of the law, now or hereafter enacted, with respect to the assets or income of the Trust Fund.

          (M) Diversification. The Trustee shall invest the Trust Fund assets in accordance with the diversification requirements of ERISA ss. 404(a)(1)(C), unless it is clearly prudent not to do so. Pursuant to Revenue Ruling 81-100, as amended, the Plan hereby explicitly adopts and incorporates herein by reference the declaration of trust, if applicable, of any financial institution and/or insurance company segregated asset account in which the Trust's assets may be invested.

          (N) Life Insurance. The Trustee may purchase life insurance contracts on the life of any Participant, upon the request of a Participant and upon the approval of the Committee. The Trustee may not unreasonably refuse a Participant's request that has Committee approval. Any acquisition of life insurance shall meet any applicable incidental benefit provisions. Twice the amount of term insurance premiums plus the amount of ordinary life insurance premiums for any Participant shall be less than 50% of the total of his Employer Contribution Account as of the close of the most recent Plan Year. The life insurance is subject to the following additional requirements:

               (1) Ordinary Life Insurance. The aggregate of premiums for ordinary life insurance for each Participant shall be less than fifty percent (50%) of the aggregate of his Employer Contribution Account as of the close of the most recent Plan Year. For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both non-decreasing death benefits and non-increasing premiums.

               (2) Term and Universal Life Insurance. The aggregate of premiums for term, universal, and/or all other life insurance contracts which are not defined as ordinary life insurance contracts herein. Life insurance for each Participant shall be less than twenty-five percent (25%) of the aggregate of his Employer Contribution Account as of the close of the most recent Plan Year.

               (3) Combination. The sum of one-half (1/2) of the ordinary life insurance premiums and all other life insurance premiums will not exceed


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

          one-quarter (1/4) of the aggregate Employer contributions allocated to any Participant.

               (4) Retirement. In order that no portion of the value of a life insurance contract be used to continue life insurance protection beyond retirement, at or before retirement the Trustee shall, subject to Section 8.2:

                    (a) Convert the entire value of all life insurance contracts at or before retirement into cash; or

                    (b)   Convert   all   life   insurance   contracts   into  a
               nontransferable annuity; or

                    (c)  Distribute   the  life   insurance   contracts  to  the
               Participant upon his retirement.

               (5) Procedure. The Trustee shall apply for and will be the owner of any insurance contract purchased under the terms of this Plan. The insurance contract(s) must provide that proceeds will be payable to the Trustee, however, the Trustee shall be required to pay over all proceeds of the contract(s) to the Participant's designated beneficiary in accordance with the distribution provisions of this Plan. A Participant's spouse will be the designated beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Section 8.2, Joint and Survivor Annuity Requirements, if applicable. Under no circumstances shall the Trust retain any part of the proceeds. In the event of any conflict between the terms of this Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

               (6) No Share in Earnings or Forfeiture Allocations. The amount of any Participant's account that is allocated to the purchase of life insurance shall not share in increases or decreases in the value of the Trust Fund assets, or in the earnings of the Trust Fund, except for increases in cash value of the life insurance.

          (O) Earmarked Investments. Pursuant to ERISA ss. 404(c) which applies to pension plans that provide for individual accounts and permits a Participant or Beneficiary to invest or to exercise control over the investment of the assets in his account(s), if a Participant or Beneficiary in fact invests or exercises control over the investment of the assets in his account, the Trustees shall not be liable for any loss, or by reason of any breach, which results from such investment or exercise of control over such investments. To demonstrate that the Participants and Beneficiaries have independent control, thus insulating the Trustee from liability, the Trustee should:


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

               (1) Written Notice. Provide each Participant and Beneficiary with written notice of their rights to earmark the investments of their accounts including a broad list of permissible investments; and,

               (2) Written Instructions. Obtain from each Participant or Beneficiary a written statement setting forth his instructions for the investment of his account and releasing the Trustee from responsibility for such investments.

     7.8 Prohibited Transactions. The Trustee shall not cause the Plan to engage in certain transactions, deemed "prohibited transactions," as determined by the Internal Revenue Service from time to time, if the Trustee knows or has reason to know that the transaction involves Parties in Interest. The direct or indirect transactions between the Plan and a Party in Interest that are presently prohibited are:

          (A) Property. A sale, exchange or lease of any property;

          (B) Loans. The loan of money or other extension of credit;

          (C) Provisions. The provision of goods, services or facilities;

          (D) Transfer. The transfer to, or use by or for the benefit of, a Party in Interest, of any Plan asset; and,

          (E) Employer Property. Any acquisition or disposition, on behalf of the Plan, of any Employer Security or Employer Real Property in violation of ERISA ss. 407(a). In addition, the Trustee shall not deal with the income or assets of the Plan in his own interest or for his own account. However, where the Trustee is a Participant who has an account in the Plan, he is not, for that reason, barred from legitimate dealings which apply to all Plan accounts without discrimination. Thus, a Trustee is allowed to receive any benefit to which he may be entitled as a Participant or Beneficiary in the Plan as long as the benefit is computed and paid on a basis which is consistent with the terms of the Plan as applied to all other Participants or Beneficiaries.

     7.9 Prohibited Transactions; Exemptions. This Plan does hereby adopt those exemptions from prohibited transaction rules established from time to time by the Department of Labor and the Treasury Department.

     7.10 Segregated Account. The Trustee shall have authority to establish segregated accounts.

     7.11 Third Party Dealings. A third party, dealing with the Trustee, shall not be required to make any inquiry whether the Committee has instructed or authorized the Trustee, or


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

whether the Trustee is otherwise authorized to take or omit any action, or to follow the application by the Trustee of any money or property which may be paid or delivered to the Trustee by such third party.

     7.12 Payment of Expenses. All expenses of the Plan and Trustee compensation shall be paid by the Company, except as expressly provided by a Board Resolution. To the extent the Company does not resolve by a Board Resolution to pay such expenses and costs, such expenses and costs shall be paid by the Trustee out of the Trust Fund, including, but not limited to: brokerage costs, management fees, transfer fees, shipping expenses and compensation for professional services such as accountants, attorneys, agents and such other persons as the Trustee may employ in the discharge of its duties and responsibilities under this Trust Agreement. All payments of expenses by the Trustee from the Trust Fund, if any, shall be allocated against the accounts of the Participants proportionately in accordance with this Plan. Irrespective of anything stated above, a full time employee of the Company may not also receive compensation from the Trust Fund.

     7.13 Voting by Co-Trustees. In the event more than one person is appointed as Trustee pursuant to Section 7.1 above, all actions taken by the Trustees shall be taken pursuant to a vote by a majority of all Trustees. A majority of the Trustees shall constitute a quorum; provided, however, that the affirmative vote of a majority of all Trustees shall remain necessary (as distinguished from the affirmative vote of a majority of those Trustees present and constituting the quorum) for an effective and valid decision to be rendered by the Trustees.

     7.14 Reports. The Trustee shall prepare and distribute reports to the Committee, the Department of Labor and the Internal Revenue Service pursuant to ERISA as it now exists or as it may hereafter be amended.

     7.15 Liability of Trustee. The Trustee shall discharge his duties with respect to said Plan solely in the interests of the Participants and
Beneficiaries for the exclusive purpose of providing benefits to the Participants and their Beneficiaries, and defraying the reasonable expenses of managing and administering the Trust Fund.

          (A) Prudent Man Standard. The Trustee shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would with like aims. The Trustee shall not be liable to the Company, Committee, Participants, Beneficiaries or any third party for any action taken, or any inaction, in the exercise of its powers or in the performance of its duties, if the Trustee is acting within the degree of judgment and care prescribed herein.

          (B) Reliance on Instructions. The Trustee shall not be liable for any action taken or omitted pursuant to the written instructions of the Company or the Committee; or in the absence of such instructions, for the omission of any action as to


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

     which the Company or Committee is authorized to provide instruction. If, at any time, the Company or Committee shall fail to give instructions to the Trustee as required pursuant to this Plan, the Trustee may act, and shall be protected upon so acting, without such instructions, as in the Trustee's discretion appears appropriate and advisable under the circumstances for carrying out the purposes of this Plan and Agreement.

          (C) Indemnification. The Company hereby agrees to indemnify and hold harmless the Trustee against any liabilities, losses, costs or damages which Trustee may incur in the exercise or performance of its duties within the degree of judgment and care herein set forth.

          (D) Bond Waived. The Trustee shall not be required to post any bond or other security for the faithful performance of its duties hereunder, except as specifically required by ERISA ss. 412 or any other Federal or Washington State law. If a bond is required, the premium or costs for such bond or other security shall be an expense of the Trust Fund, which may be paid by the Company or Trustee.

          (E) Liability Insurance. Pursuant to ERISA ss. 410(b), the Employer or the Trustee may purchase insurance for the Fiduciaries, including themselves, to cover potential liability or losses occurring by reason of the act or omission of any Fiduciary.

     7.16 Resignation or Removal.

          (A) Resignation. A Trustee or Co-Trustee may resign at any time by delivering to the Chairman or Secretary of the Board of Directors of the Company a written notice of such resignation. Said resignation must be delivered to the Board of Directors at least sixty (60) days prior to the date such resignation is to become effective; provided, however, that the Board of Directors in writing may waive such sixty (60) day period.

          (B) Removal. All Trustees serve at the pleasure of the Board of Directors, accordingly, any person appointed as a Trustee hereunder may be removed by resolution of the Board of Directors of the Company. The Board of Directors shall deliver to such person or entity a certified copy of the resolution of removal, which shall set forth the effective date of the removal. Said resolution and notice of removal shall be delivered to the person or entity at least sixty (60) days prior to the effective date of the removal; provided, however, that the person or entity may waive such sixty (60) day period. In no event will the removal of a Trustee become effective until a successor Trustee has been appointed to whom the outgoing Trustee may transfer and deliver the Trust Fund.

          (C) Settlement of Accounts. In the event of the resignation or removal of a Trustee, said Trustee shall have the right to a settlement of its accounts which may be made at the Trustee's option as follows:


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

               (1) Judicial Settlement. By judicial settlement in an action instituted by the Trustee in the Snohomish County Superior Court in and for the State of Washington; or

               (2) Settlement Agreement. By written agreement of settlement between and among the Trustee, the Committee and the Company.

          Upon such settlement, the Trustee shall transfer to the successor Trustee all assets of the Trust Fund then existing as well as true copies of all records of the Trust. The removed Trustee further agrees to execute all documents and otherwise cooperate fully as may be required for transferring the Trust Fund assets to the successor Trustee. The removed Trustee shall only be discharged from further accountability and liability for all matters embraced in its settlement upon satisfaction of these conditions.

          (D) Company to Fill Vacancy. The Company covenants and agrees that it will, upon its receipt of resignation, or upon its giving notice of removal, of a Trustee, forthwith appoint by resolution of its Board of Directors a successor Trustee or Co-Trustee. Any successor Trustee or Co-Trustee so appointed may qualify as such by executing, acknowledging and delivering to the Chairman or Secretary of the Board of Directors of the Company, and to the resigned or removed Trustee, a written instrument accepting such appointment pursuant to this Article. Upon receipt of the Trust Fund assets and records, such successor Trustee shall become, without further act, vested with all the right, title, interest, power, duty and discretion of the predecessor Trustee set forth in this Plan and Trust Agreement as if said successor Trustee were originally appointed Trustee hereunder. In the event there is at least one remaining Trustee after a resignation or removal, the Company may, but is not required to, appoint additional Co-Trustees.

     7.17 Transfer of Interest or Rollovers. Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Plan Administrator shall transfer, upon a one (1) year Break in Service of a Participant (or at such earlier time as may be deemed necessary by the Plan Trustee), the Vested interest, if any, of such Participant in the Present Value of his Accrued Benefit to another Trust forming part of a pension, profit sharing or stock bonus plan maintained by such Participant's new Employer and represented by said Employer in writing as meeting the requirements of I.R.C. ss. 401(a), provided that the Trust to which such transfers are made permits the transfer to be made and the requirements of Sections 10.10 and 10.11 are met.

     7.18 Authorization to Sign. In the event more than one (1) Trustee is designated to serve as Trustee herein, then the signature of all trustees shall be required to effectuate or authorize any Plan or Trust transaction. Notwithstanding the above, all Trustees shall be responsible to review each trust transaction even if such trustee was not a signor on such transaction.
Provided further, the authority to sign shall be subject to modification pursuant to any unanimous Committee resolution and shall be effective as provided for in any such resolution.


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

                                   ARTICLE 8.
                               RETIREMENT BENEFITS

     8.1 Determination of Amount. The determination as to the amount of the Distributive Share of any Participant or Beneficiary shall be made by the Committee. The amount shall be determined as follows:

          (A) Previous Plan Year End Value. The distributive plan share shall be determined as of the previous Plan Year end (or such other more frequent valuation dates as uniformly provided by the Employer); plus any voluntary after-tax Employee and salary deferral contributions; plus any Employer contributions allocated to the Participant's account for the previous Plan Year end; plus any Employer contributions allocated to the Participant's account during the Plan Year of termination if the Employee is eligible for a contribution as determined pursuant to Section 5.6; LESS withdrawals and/or distributions made to such Participant. Such determination of value shall apply to any distribution made from the Plan, including, but not limited to, distributions on account of a Participant's death, permanent disability, termination of employment or retirement.

          (B) Adjustments for Significant Increases or Decreases in Value of Plan Assets. Notwithstanding the above, if, in the opinion of the Trustee, there has been a significant increase or decrease in the value of the assets of the Trust between the Participant's termination date and/or valuation date, and the date said Participant's share is put into a segregated account, or distributed to said Participant, then the Trustee, in its sole discretion, shall have the right to select the date of termination, segregation or distribution as the alternate valuation date, to value assets accordingly, and to deposit such assets into a separate account. In the event said change in valuation date increases the amount to be distributed to said Participant, the Trustee, in its sole discretion, may charge the Participant's account for the cost of making said valuation.

     8.2 Mode of Distribution. After a determination has been made as to the Distributive Share of a Participant, the general mode of distribution of such benefits shall be in a form described below. All distributions shall be subject to the additional limitations and requirements defined more particularly below. Each method of distribution available shall be of equal value based upon the full vested interest accumulated for the benefit of the Employee. All distributions under this Section shall be determined and made in accordance with the proposed regulations issued under I.R.C. ss. 401(a)(9) including, without limitation, the minimum distribution incidental benefit requirement provided under Prop. Treas. Reg. ss. 1.401(a)(9)-2.

          (A) Life Annuity.

               (1) Qualified Joint and Survivor Annuity. Unless the Participant and his spouse both make a qualified election and waiver and elect an


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

          alternative   permissible   mode  of  distribution  in  writing  which
          acknowledges the effect of such election, then the normal mode of distribution in the case of a vested married Participant who does not die before the annuity starting date, then upon such Participant's permanent disability, early retirement, normal retirement or commencement of payment of benefits on a date not earlier than one hundred twenty (120) months before the Participant reaches normal retirement age shall be a Non-Transferable Qualified Joint and Survivor Annuity and, for unmarried Participants the normal mode of distribution shall be a non-transferable single life annuity for the life of the Participant, unless another form of benefit is elected by the Participant during the applicable election period, and the mode of distribution payable to a spouse of Participant who dies before the early retirement date the normal mode of distribution shall be by a preretirement survivor annuity. Provided further, that any written consent of the Participant and the Participant's spouse to a distribution must be obtained not more than ninety (90) days before the commencement of the distribution of any part of an accrued benefit. Any annuity contract distributed from this Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

               Said Qualified Joint and Survivor Annuity shall not be less than one-half (1/2) nor greater than the amount of the annuity payable during the joint lives or joint life expectancies of the Employee Participant and his spouse and which is the actuarial equivalent of a single annuity for the life of the Employee Participant, and includes any annuity in a form having the effect of a joint and survivor annuity. The annuity contract shall be issued directly to and in the name of the retiring Participant and all incidents of ownership of said annuity contract shall be vested in him. Any monies remaining after the purchase of said annuity contract shall be distributed to the Participant in cash pursuant to Section 8.2(C) below. The annuity shall commence within sixty (60) days after the close of the Plan Year following his retirement, early retirement, permanent disability or death.

               The Qualified Joint and Survivor Annuity requirements provided above shall apply to Plan benefits derived from both Employer and non-deductible Employee contributions.

               Provided that for Plan Years effective after December 31, 1984, distribution may be made over the life of such Employee or over the lives of such Employee and a designated Beneficiary or over a period not extending beyond the life expectancy of such Employee or the life expectancy of such Employee and a designated Beneficiary.

               Notwithstanding anything above to the contrary, a Participant may elect, without the consent of such Participant's spouse, if applicable, to begin receiving a Qualified Joint and Survivor or Single Life Annuity upon attainment of the earliest retirement age as defined under the Plan.

               (2) Ten-Year Period Certain Annuity. If a Participant dies on or after the commencement of payments but before he has received one hundred twenty (120) monthly payments, the monthly payments shall be continued in the same amount to the Participant's Beneficiary until the remainder of such one hundred twenty (120) monthly payments has been paid.

          (B) Qualified Preretirement Survivor Annuity. Unless otherwise elected according to a qualified election and waiver as provided for below, effective for Plan Years commencing after December 31, 1984, a Qualified Preretirement Survivor Annuity for the life or life expectancy of the Employee Participant's spouse shall be paid. Payments under such annuity shall be for the life of the surviving spouse of the Employee Participant or for a designated beneficiary, and shall be in an amount, the actuarial equivalent of which is not less than fifty percent (50%) of the account balance of the Employee Participant as of the date of his death. Any annuity contract distributed from this Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

          The Qualified Preretirement Survivor Annuity requirements provided above shall apply to Plan benefits derived from both Employer and non-deductible Employee contributions.

          In the event a Qualified Preretirement Survivor Annuity is payable pursuant to this Section, then the Plan shall permit the surviving spouse to direct the commencement of payments under the Qualified Preretirement Survivor Annuity within a reasonable period after the Participant's death.

          Any waiver of this form of benefit distribution shall require the same degree of spousal written consent provided and must be made during the election period provided in Section 8.2(G) below. In the event the death benefit is not paid in the form of a Qualified Preretirement Survivor Annuity, it shall be paid to the Participant's Beneficiary by any of the methods allowable under this Section.

          (C) Lump Sum. The total amount of the Distributive Share may be paid to the Participant in a single cash sum by the later of: the time which is as soon as administratively feasible; or, within sixty (60) days after the close of the Plan Year following his retirement, early retirement, permanent disability or death, provided the required qualified election and spousal consent is obtained for this mode of distribution. Lump sum distributions may be rolled over or directly transferred into an eligible transferee plan as provided herein consistent with applicable laws.

          (D) Installments. In monthly, quarterly or annual installments of interest and/or interest and principal over a period not to exceed the single or joint life or life expectancy of the participant and his or her designated beneficiary, as applicable, and pursuant to a schedule to assure payment of at least fifty-one percent (51%) of the amount determined under
     Section 8.1 above, within the life or life expectancy of the Participant or within the joint life or life expectancy of the Participant and the Participant's spouse. Said installments shall be at least One Hundred Dollars ($100.00), and shall be paid on or before the first day of each succeeding designated period commencing not later than sixty (60) days after the close of the Plan Year following his retirement, early retirement, permanent disability or death, with said installments to continue until the total Distributive Share is exhausted. Once elected, installment payments may be increased or the period over which payments are made may be accelerated. The Committee may request the Trustee to invest the Participant's Distributive Share in an interest bearing savings account or savings certificates of a bank or savings institution which may be commingled with other such Distributive Shares of other Participants who are receiving installments, or the Committee may request the Trustee to purchase from an insurance company approved by the Committee an annuity contract to pay such installments, containing such other provisions, options and settlements as the Committee may approve. If the Trustee is required to make the installment payments to a Participant or his
     Beneficiary, the Trustee shall be compensated by the Company for maintaining and paying such installments at such reasonable compensation as may be agreed upon between the Company and the Trustee. Provided further, that any election to receive benefits on the installment method shall require the same degree of spousal written consent and a qualified election must be made for such installment distribution.

          (E) Uniform  Availability  of Benefits.  All optional forms of benefit
     shall  be  made   available   to  all   Participants   on  a  uniform   and
     nondiscriminatory basis.

          (F) Distribution to Designated Beneficiaries. Any distribution that may be made to a Participant's spouse may similarly be made in a distribution to a non-spouse designated beneficiary, provided any spousal consent requirement is met and a qualified election is made as provided for in Section 8.2(G)(2)below, except that no prior written consent to such distribution is required from a non-spouse designated beneficiary.


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

          (G) Notice and Election.

               (1) General Election Period and Notice Requirement. No less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date, the Plan Administrator shall furnish to the Participant a general description of the terms and conditions of the joint and survivor annuity, a description of the election and waiver procedures, an explanation of the financial effect of a Participant's election of such annuity, a description of the right of the Participant's spouse to consent to any election to waive the joint and survivor annuity and an explanation of the right of the Participant to revoke or re-elect such election and the effect of such revocation. No consent obtained under the provisions described herein shall be valid unless the Participant has received notice as described herein.

               (2) Qualified Election. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall require a qualified election as provided in this subsection. The waiver must be in writing and must be consented to by the Participant's spouse, if applicable. The spouse's consent to a waiver must be in writing and witnessed by a plan representative or a notary public and must be limited to and acknowledge the effect of such election and any benefit to a specific alternate non-spouse beneficiary, if applicable, including any class of beneficiaries or any contingent beneficiaries which beneficiary designation may not be changed without spousal consent (unless the Participant's spouse expressly permits designations by the Participant without any further spousal consent). Additionally, a Participant's waiver of a Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located or such other circumstances as the Internal Revenue Service may provide, a waiver will be deemed a qualified election. Any consent necessary under this provision will not be valid with respect to any other spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has a right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. Any new waiver or change of beneficiary will require a new spousal consent according to the terms of this qualified election subsection.


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

               (3) Qualified Preretirement Election Period and Notice Requirements. With regard to the election of a Qualified Preretirement Survivor Annuity, the Administrator shall provide each Participant within the applicable period with a written explanation of the Qualified Preretirement Survivor Annuity containing comparable information to that required pursuant to this Section 8.2.

               The applicable period for purposes of the above notification requirements shall mean, with respect to a Plan Participant, the period which ends last from among the following periods: the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the plan year in which the Participant attains age thirty-five (35); a reasonable period ending after an individual becomes a Participant in the Plan; a reasonable period ending after I.R.C. ss. 417(a)(5) first applies to the Participant; a reasonable period ending after I.R.C. ss. 401(a)(11) applies to the Participant; or, a reasonable period ending after separation from service in case of a Participant who separates from service before attaining age thirty-five (35).

               For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described above is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

               The election period to waive the Qualified Preretirement Survivor Annuity shall be during the applicable period as described herein. Provided, a Participant who will not yet attain age thirty-five (35) as of the end of any current Plan Year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of the election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election shall not be valid unless the Participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required as described herein. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this Section.

               The Qualified Preretirement Survivor Annuity provided for in this Section shall apply only to Participants who are credited with an Hour of Service on or after August 23, 1984. Former Participants who are not credited with an Hour of Service on or after August 23, 1984 shall be provided with rights to the Qualified Preretirement Survivor Annuity in accordance with Section 303(e)(2) of the Retirement Equity Act of 1984.

               (4) Qualified Joint and Survivor Annuity Election Period. With regard to the election of a Qualified Joint and Survivor Annuity, the Plan Administrator shall provide each Participant, no less than thirty
          (30) and no more than ninety (90) days prior to the annuity starting date, with a written notice explaining the terms and conditions of the Qualified Joint and Survivor Annuity, the Participant's right to make, and the effect of making an election to waive the joint and survivor annuity form of benefit, the rights of the Participant's spouse concerning the election to receive or waive the joint and survivor annuity form of benefit, and, the right to make, and the effect of a revocation of an election to receive or to waive the right to receive the joint and survivor annuity form of benefit. The annuity starting date, for purposes of the above, means the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such a benefit.

               For purposes of electing to receive or to waive the right to receive the joint and survivor annuity form of benefit, the applicable election period shall be the ninety (90) day period ending on the annuity starting date. For purposes of determining whether a Participant's benefit is payable as a qualified joint and survivor or preretirement survivor annuity, such determination shall be made with reference to the annuity starting date.

               For unmarried Participants, the same provisions detailed above shall apply in regard to single life annuity notices, elections and waivers.

               (5) Definitions. For purposes of this Section "Annuity Starting Date" shall mean the first day of the first period for which an amount is paid as an annuity or any other form. For purposes of this Section, a vested account balance shall refer to the aggregate value of the Participant's vested account balances derived from Employer and Employee contributions (including rollovers and transfers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this section shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions (or both) at the time of death or distribution.


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

          (H) Commencement of Benefits and Required Beginning Dates. Benefits will commence under the Plan to Participants not later than the sixtieth
     (60th) day after the latest of the close of the Plan Year in which the Participant and his spouse (if applicable) otherwise elect in writing:

               (1) The date on which the Participant attains the age of sixty-five (65) (or normal retirement age, if earlier);

               (2) Occurs the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or

               (3) The Participant terminates service with the Company.

               Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section. An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or surviving spouse) before the Participant attains or would have attained, if not deceased, the later of: normal retirement age; or, age sixty-two (62).

               In the case of a Plan which provides for the payment of an early retirement benefit, a Participant who satisfied the service requirements, but separated from service with any nonforfeitable right to an accrued benefit before satisfying the age requirement for such early retirement benefit, is entitled upon satisfaction of such age requirement to receive an early retirement benefit. A Participant may not defer benefits to the extent that a Participant is creating a death benefit that is more than incidental.

               (4) In addition to the above rules, the entire interest of each Employee Participant will be distributed as of the first distribution calendar year (if not made in a single sum) may be made over one of the following periods (or combination thereof):

                    (a) no later  than the  "required  beginning  date" for such
               Participant; or,

                    (b) beginning no later than the "required beginning date" of the Participant over one of the following periods:

                         (i) the life of the Participant,


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

                         (ii) the  lives  of the  Participant  and a  Designated
                    Beneficiary,

                         (iii) a period not extending beyond the life expectancy
                    of the Participant; or,

                         (iv) a period not extending  beyond the life expectancy
                    of the Participant and a Designated Beneficiary.

               (5) (a) For Plan Years commencing before December 31, 1988, the "required beginning date" for a Participant who is not a five percent (5%) owner is April 1 of the calendar year following the calendar year in which the later of the following occur: retirement; or, the Participant attains the age seventy and one-half (70 1/2).

                    (b) For Plan Years commencing  before December 31, 1988, the
               "required beginning date" for a Participant who is a five percent (5%) owner is the first day of April following the later of: the earlier of the calendar year with or within which the Participant becomes a five percent (5%) owner; or, the calendar year in which the Participant retires or the calendar year in which the Participant attains the age of seventy and one-half (70 1/2) regardless of when such Participant retires. If a Participant becomes a five percent (5%) owner during any Plan Year after such Participant has attained the age of seventy and one-half (70 1/2), then the required beginning date is April 1 of the calendar year following the calendar year in which such Participant became a five percent (5%) owner. The above five percent (5%) ownership rules apply whether or not the Plan is Top-Heavy.

                    (c) For all Plan Years  commencing  after December 31, 1988, the required beginning date shall be April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2) regardless of any stock ownership interests held, if any; provided, any applicable grandfather rules provided under applicable legislation shall continue to apply.

                    Specifically,  the required  beginning date of a Participant who is not a five percent (5%) owner who attains age seventy and one-half (70 1/2) during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                    (d) Five Percent  Owner.  A Participant is treated as a five
               percent   (5%)  owner  for  purposes  of  this  Section  if  such
               Participant is a


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

               five percent (5%) owner as defined in I.R.C. ss. 416(i) (determined in accordance with I.R.C. ss. 416 but without regard to whether the plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age sixty-six and one-half (66 1/2) or any subsequent Plan Year. Once distributions have begun to a five percent (5%) owner under this Section, they must continue to be distributed, even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

               (6) Distributions Begun Before Death. Where distributions to a Participant begin before death and the Participant dies before his entire interest is distributed to him, the remaining portion of his interest will be distributed at least as rapidly as under the method of distribution that was in effect at the date of his death. I.R.C. ss. 401(a)(9)(B)(i). However, the designated beneficiary may elect to accelerate the remaining payments.

               (7) Distributions Not Begun Before Death. Where the Participant dies before a distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death, except to the extent that an election is made to receive distributions as provided for below:

                    (a) Where (i) any portion of the  Participant's  interest is payable to (or for the benefit of) a Designated Beneficiary,  and
               (ii) that portion will be distributed over the life of the Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary), and (iii) the distributions commence on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. Recalculation of life expectancy is not permitted under this provision. I.R.C. ss. 401(a)(9)(B)(ii) and (iii). This exception applies only if amounts are paid to the Designated Beneficiary under rules that satisfy the minimum distribution rules applicable to before-death distributions.

                    (b) Where the surviving spouse is the Designated Beneficiary, the five (5) year rule does not apply if the date distributions are required to begin shall not be earlier than the later of: (i) December 31 of the calendar year immediately following the calendar year in which the Participant died; or
               (ii) December 31 of the calendar year in which the Participant would have reached age seventy and one-half (70 1/2). If the surviving spouse dies after the Participant but before payments to such spouse must begin, then the five (5) year rule applies as if the surviving spouse were the Employee. I.R.C. ss. 401(a)(9)(B)(iv). Payments to the surviving spouse will satisfy the exception to the five (5) year distribution requirement if payments are made pursuant to a Qualified Joint and Survivor Annuity.

                    (c) For purposes of the after-death  distribution rules, any amount paid to a child of the Participant is treated as if it had been paid to the surviving spouse of an Participant if the amount becomes payable to the surviving spouse when the child reaches the age of majority. I.R.C. ss. 401(a)(9)(F).

                    (d) If the Participant has not made an election  pursuant to this Section 8.2(H) by the time of his death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of: December 31 of the calendar year in which distributions would be required to begin under this Section; or, December 31 of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                    (e) For the purposes of this Section 8.2(H), distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, the date distribution is required to begin to the surviving spouse pursuant to the above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

               (8) Notwithstanding the above, this Subsection shall not prohibit a Plan distribution under a Participant's written designation in effect on or before January 1, 1984 (regardless of when such distribution commences), provided such Participant had accrued a benefit under the Plan as of December 31, 1983 and such designation would not have disqualified the Plan under I.R.C. ss. 401(a)(9) as in effect prior to the Tax Equity and Fiscal Responsibility Act of 1982, and all other requirements therefor have been satisfied, including, without limitation, inclusion of the required information described above with regard to distributions to be made upon the death of a Participant. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant, or the Participant's Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements described above. If a designation is revoked, any subsequent distribution must satisfy the requirements of I.R.C. ss. 401(a)(9) and proposed regulations thereunder. If a TEFRA 242(b) designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy I.R.C. ss. 401(a)(9) and the proposed regulations thereunder, but for the TEFRA 242(b)(2) election.

               For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in I.R.C. Proposed Regulation ss. 1.401(a)(9)-2. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the original designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of the I.R.C. Proposed Regulations pertaining to required distributions shall apply.

          (I) Minimum Required Distributions.

               (1) Determination of Amount to be Distributed Each Year. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

                    (a) Individual Accounts. If a Participant's benefit is to be distributed over a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated beneficiary; or, a period not extending beyond the life expectancy of the designated beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                    For calendar years beginning  before January 1, 1989, if the
               Participant's spouse is not the designated beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                    For calendar  years  beginning  after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of: the applicable life expectancy; or, if the Participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Prop. Treas. Reg. ss. 1.401(a)(9)-2, Q&A-4. Distributions after the death of the Participant shall be distributed using the applicable life expectancy as defined above as the relevant divisor without regard to Prop. Treas. Reg. ss. 1.401(a)(9)-2.

                    The  minimum  distribution  required  for the  Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                    (b)  Other   Forms.   If  the   Participant's   benefit   is
               distribution in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of I.R.C. ss. 401(a)(9) and the proposed regulations thereunder.

               (2) Recalculation of Life Expectancy Between Spouses. For purposes of determining the amount that must be paid out to the Participant and to his spouse under the required distribution rules, the life expectancy of a Participant and the Participant's spouse (except in the case of a life annuity payment) may be redetermined upon execution of an appropriate election, but not more frequently than annually, as provided under I.R.C. ss. 401(a)(9)(D).

          (J) Definitions.

               (1) Applicable Life Expectancy. The applicable life expectancy (or joint and last survivor expectancy) is calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one (1) for each calendar year which has elapsed since the date life expectancy was first calculated.

               If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year


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

          shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

               (2) Designated Beneficiary. The individual who is designated as the beneficiary under the Plan in accordance with I.R.C. ss. 401(a)(9) and the proposed regulations thereunder. Each Participant shall be provided with an opportunity to affirmatively elect his own designated beneficiary; provided, upon the failure to do so, the default plan provisions regarding the payment of benefits to the class of default beneficiaries shall govern.

               (3) Distribution Calendar Year. The distribution calendar year is a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to the above described provisions.

               (4) Life Expectancy. Life expectancy and joint and last survivor life expectancies are computed by use of the expected return multiples found in Tables V and VI of Treas. Reg. ss. 1.72-9.

               Unless otherwise elected by the Participant (or spouse, in the case of distributions subscribed above) by the time distributions are required to begin, life expectancies shall not be recalculated annually. Any such election to recalculate life expectancies shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent distribution years. The life expectancy of a non-spouse beneficiary may not be recalculated.

               (5) Participant's Benefit. Subject to Section 8.1 above, the Participant's benefit shall be the account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date, if any, and decreased by distributions made in the valuation calendar year after the valuation date.

               For purposes of the immediately preceding subparagraph, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.


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

          (K) Involuntary Distributions. Involuntary distributions due to a Participant's termination of participation in the Plan which never exceeded $3,500.00 on a distribution date, will be made only if such distribution represents the entire value of the Participant's vested account balance which shall include all accrued benefits attributable to both Employer and Employee contributions. Any nonvested portion shall be treated as a forfeiture. For purposes of this Section, if the value of a Participant's vested account balance is zero, the Participant shall be deemed to have received a distribution of such vested account balance. A Participant's vested account balance shall not include accumulated deductible employee contributions within the meaning of I.R.C. ss. 72(o)(5)(B) for Plan Years beginning prior to January 1, 1989. Distributions of any account balance which ever exceeded $3,500.00 on a distribution date, at any time, shall only be made with the advance written consent of both the Participant and his spouse. Any spousal consent required must be in the same form as provided for above.

          (L) Taxable Distributions. All taxable distributions of benefits to a Participant prior to age fifty-nine and one-half (59 1/2), except on account of death, disability, retirement under the Plan and separation from service in accordance with Plan provisions, or any other early distribution expressly excepted from such distribution tax as provided for in applicable I.R.C. provisions, shall be subject to an additional income tax penalty equal to ten percent (10%) of the amount deemed distributed under applicable I.R.C. provisions if such penalty applies under applicable law. For purposes of this provision, except to the extent otherwise required by the I.R.C. or as may be designated by the Participant, distributions from a Plan shall be deemed to be distributed in the following order:

               (1) Employee's voluntary contributions;

               (2)   Earnings   and   profits   on  the   Employee's   voluntary
          contributions;

               (3) Employer contributions and earnings and profits on Employer contributions prior to said Plan becoming a Top-Heavy Plan; and

               (4) Employer contributions and earnings and profits on Employer contributions during years in which the Plan was a Top-Heavy Plan.

     All taxable distributions shall further be subject to applicable income tax withholding requirements as provided in the I.R.C., unless an exception thereto applies.

          (M) Rehire of Participant in Pay Status. Subject to the requirements of I.R.C. ss. 401(a)(9), any benefit payments in progress under the Plan to a Participant who


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

     has terminated employment shall cease as of the first day of rehire by the Company and shall resume in a recalculated amount upon such Participant's subsequent termination from employment. All distributions shall remain subject to required Participant elections and Participant spouse consent requirements.

     8.3 Segregated Account. When it is determined by the Committee that a benefit is due a Participant or his Beneficiary, and the Committee has determined the amount of the benefit pursuant to Section 8.1 above, an appropriate amount of cash or securities may be withdrawn from the Trust Fund, which may be placed in a segregated account in a bank or appropriate institution. The Participant or his Beneficiary shall not thereafter participate in Company contributions, profits and losses of the Trust Fund and will not be eligible to make voluntary contributions, if applicable. Alternatively, an account balance may be "segregated" for bookkeeping purposes only and an actual physical segregation shall not be required.

     8.4 Nonalienation of Plan Benefits and Qualified Domestic Relations Orders.

          (A) Nonalienation of Plan Benefits. No benefit or interest available under this Plan, any assets or the account of any Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntarily or involuntarily, including any liability for alimony or support, prior to actually being received by the Participant, and any such attempt will be void. No such benefit shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant or Beneficiary entitled thereto.

          Notwithstanding the above, the above nonalienation provisions shall not apply to the extent a Participant or Beneficiary is indebted to the Plan by reason of a loan, if such loan is secured by the Participant's accrued nonforfeitable benefit and is exempt from the tax imposed by I.R.C. ss. 4975 by reason of I.R.C. ss. 4975(d)(1).

          (B) Limited Exception to Alienation of Benefits for a Qualified Domestic Relations Order. Notwithstanding the above, effective for Plan Years commencing after December 31, 1984, to the extent Federal r law requires an exception to the nonalienation rule for a Qualified Domestic Relations Order (QDRO) as defined below, pursuant to I.R.C. ss. 414(p) and ERISA ss. 206(d), as amended, payment pursuant to a QDRO, or any domestic relations order entered before January 1, 1985, shall be recognized, but no other exceptions shall be recognized for any other purposes.

               (1) Qualified Domestic Relations Order Defined.

                    (a) Qualified  Domestic Relations Order. The term "Qualified
               Domestic Relations Order" means a Domestic Relations Order which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or


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

               a portion of the benefits  payable with respect to a  Participant
               under  the  Plan,  and  which  meets  all  the   requirements  as
               established below.

                    (b) Domestic  Relations Order. The term "Domestic  Relations
               Order" means any judgment, decree or order (including approval of a property settlement agreement) which:

                         (i) relates to the provision of child support,  alimony
                    payments or marital property rights to a spouse, child or other dependent of a Participant, and

                         (ii) is made pursuant to a State Domestic Relations Law
                    (including a community property law).

               (2)  Order  Must  Clearly   Specify  Certain  Facts.  A  domestic
          relations order meets the requirements of this paragraph only if such order clearly specifies:

                    (a) The name and the last known mailing  address (if any) of the Participant and the name and mailing address of each alternate payee covered by the order;

                    (b) The amount or percentage of the  Participant's  benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined;

                    (c) The  number of  payments  or period to which  such order applies; and

                    (d) Each Plan to which such order applies.

               (3) Order May Not Alter Amount, Form, Et. Cetera, of Benefits. A Domestic Relations Order meets the requirements of this paragraph only if such order:

                    (a) Does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, except as may be expressly permitted herein;

                    (b) Does not require the Plan to provide increased benefits,
               (determined on the basis of actuarial value); and

                    (c) Does not require the payment of benefits to an alternate


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

               payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order.

               (4) Exception for Certain Payments Made After Earliest Retirement Age.

                    (a) In General. In the case of any payment before a Participant has separated from service, a Domestic Relations Order shall not be treated as failing to meet the requirements of subparagraph (a) of paragraph (3) solely because such order provides for a distribution pursuant to Treas. Reg ss. 1.401(a)-13(g)(3) or requires that payment of benefits be made to an alternate payee:

                         (i) on or  after  the  date on  which  the  Participant
                    attains (or would have attained) the Earliest Retirement Age (as defined in this Section);

                         (ii) as if the  Participant  had retired on the date on
                    which such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued and not taking into account the present value of any Employer subsidy for early retirement); and

                         (iii) in any form in which  such  benefits  may be paid
                    under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the alternate payee and his subsequent spouse).

                         For  purposes  of  clause  (ii),   the  interest   rate
                    assumption used in determining the present value shall be the interest rate specified in the Plan or, if no rate is specified, five percent (5%). In addition, notwithstanding the above or any other provision of this Plan, distributions may be made to an alternate payee under a qualified domestic relations order in an immediate lump sum regardless of whether the Participant has separated from service or reached his earliest retirement age.

                    (b) Earliest Retirement Age. For purposes of this paragraph, the term "Earliest Retirement Age" has the meaning given such term by I.R.C. ss. 417(f)(3), except that in the case of any Defined Contribution Plan, the earliest retirement age shall be the date which is ten (10) years before the normal retirement age (within the meaning of I.R.C. ss. 411(a)(8)) and shall also include a pre-early retirement age distribution as permitted by Treas. Reg. ss. 1.401(a)-13(g)(3).


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

                    (c) Method of  Distribution  Available to  Alternate  Payee.
               Notwithstanding the above, an alternate payee who is entitled to receive a distribution shall only be entitled to receive a distribution in the form or method which would actually be available to the Participant, e.g., in installments, if such Participant terminated service and began receiving benefits at such time.

               (5) Treatment of Former Spouse as Surviving Spouse for Purposes of Determining Survivor Benefits. To the extent expressly provided in any Qualified Domestic Relations Order:

                    (a) The former spouse of a Participant shall be treated as a surviving spouse of such Participant for purposes of I.R.C. ss.ss. 401(a)(11) and 417; and

                    (b) If  married  for at least  one (1) year,  the  surviving spouse shall be treated as meeting the requirements of I.R.C. ss. 417(d).

               The Plan shall not be treated as failing to meet the requirements of I.R.C. ss.ss. 401(a) or (k) which prohibit payment of benefits before termination of employment solely by reason of payments to an alternate payee pursuant to a Qualified Domestic Relations Order.

               (6) Plan Procedures with Respect to Orders.

                    (a) Notice and Determination by Plan Administrator. In the case of any Domestic Relations Order received by the Plan:ion by Plan Administrator

                         (i) the Plan  Administrator  shall promptly  notify the
                    Participant and any other alternate payee of the receipt of such order and the Plan's procedures for determining the qualified status of Domestic Relations Orders; and

                         (ii) within a reasonable  period after  receipt of such
                    order, the Plan Administrator shall determine whether such order is a Qualified Domestic Relations Order and notify the Participant and each alternate payee of such determination.

                    (b) Plan to Establish Reasonable Procedures.  The Plan shall establish reasonable procedures to determine the qualified status of Domestic Relations Orders and to administer distributions under such qualified orders.

               (7)  Procedures  for Period During Which  Determination  Is Being
          Made.

                    (a) In  General.  During  any  period  in which the issue of whether a Domestic Relations Order is a Qualified Domestic Relations Order is being determined (by the Plan Administrator, by a court of competent jurisdiction or otherwise), the Plan Administrator shall separately account for in the Plan or in an escrow account (herein referred to as the "segregated" account) the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order.

                    (b) Payment to  Alternate  Payee If Order  Determined  to Be
               Qualified Domestic Relations Order. If within eighteen (18) months the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto.

                    (c) Payment to Plan  Participant in Certain Cases. If within eighteen (18) months:

                         (i) it is determined  that the order is not a Qualified
                    Domestic Relations Order; or

                         (ii) the issue as to whether  such order is a Qualified
                    Domestic Relations Order is not resolved, then the Plan Administrator shall pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order. The Plan Administrator may, however, elect in its sole discretion to delay payment of any benefits from the Plan, until the eighteen (18) month period has elapsed if the Plan Administrator has actual knowledge that a defect in an order is being remedied, that the resolution of a dispute concerning an order is being sought, or that a qualified domestic relations order is being sought.

                    (d)  Subsequent   Determination   or  Order  to  Be  Applied
               Prospectively Only. Any determination that an order is a Qualified Domestic Relations Order which is made after the close of the eighteen (18) month period shall be applied prospectively only.

               (8) Alternate Payee Defined. The term "alternate payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

     8.5 Hardship Distributions. The Committee, in its sole discretion, subject to the nondiscrimination requirements of ERISA, may authorize a lump sum payment of cash in an amount not to exceed the vested interest in a Participant's Elective Salary Deferral Contribution and Rollover accounts who has suffered severe hardship occasioned by illness, accident or death to himself or to a member of his family whom he is obligated to support, tuition or educational expenses for the Participant or the Participant's spouse or dependents and/or the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage or similar security regarding the Participant's principal residence.

     No hardship distributions from a Participant's discretionary or matching contribution account shall be permitted.

          (A) Written Application. The Participant must provide an appropriate written application for such hardship payment setting forth in detail the reasons for his request.

          (B) Burden on Participant. The burden is on the Participant to prove to the Committee's satisfaction the hardship to justify this premature withdrawal of retirement benefits from the Trust Fund.

          (C) Definition of Hardship. For purposes of this Plan, a distribution will be deemed made on account of hardship only if the distribution is made both on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need. The determination of the existence of an immediate and heavy financial need and of the amount necessary to meet such need must be made in accordance with nondiscriminatory and objective standards described herein which decision shall take into consideration all relevant facts and circumstances. A financial  need  shall  not  fail to  qualify  as an  immediate  and  heavy financial need merely because such need was reasonably foreseeable or voluntarily incurred by the Participant. The following expenses shall be deemed immediate and heavy financial needs: funeral expenses of a family member; medical expenses incurred or necessary for the medical care, described in I.R.C. ss. 213(d), as amended, of the Participant, Participant's spouse or any dependents of the Participant as defined under I.R.C. ss. 152; purchase, excluding mortgage payments, of a principal residence for the Participant; payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, Participant's spouse, children or dependents; the need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage or deed of trust on the Participant's principal residence; and, such other immediate and heavy financial needs which may be determined, from time to time, by the Commissioner and applicable regulations, revenue rulings, notices and other documents of general applicability.

          In addition, the hardship distribution must be in an amount necessary to satisfy the determined financial need and shall not be made in excess of the amount required to relieve the financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distributions) or to the extent such need may be satisfied from other resources that are reasonably available to the Participant.

          A Participant's resources shall be deemed to include assets of his spouse and minor children that are reasonably available to the Participant. (Property held for the Participant's child in an irrevocable trust or in custodial accounts established under the Uniform Gifts to Minors Act will not be treated as a resource of the Participant.)

          A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need if all of the following requirements are met: the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; the Participant has obtained all distributions other than hardship distributions and all nontaxable loans currently available under the Employer's plans; the Plans and all other plans maintained by the Employer provide that the Participant's Elective Deferral Contributions and Employee after-tax contributions (as defined and provided under I.R.C. Treas. Reg. ss. 1.401(k)-1(d)) to the Plan will be suspended for at least twelve (12) months after receipt of the hardship distribution ; and, the Plan and all other plans maintained by the Employer provide that the Participant cannot make Elective Contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under I.R.C. ss. 402(g) for such next taxable year less the amount of such Participant's Elective Contributions for the taxable year of the hardship distribution.

          (D)  Effective  Date.  The   above-described   hardship   distribution
     requirements shall only be effective for Plan Years commencing on or after January 1, 1989.

          (E) Participant Status. Notwithstanding the above, an Employee shall not fail to be treated as an eligible employee for purposes of I.R.C. ss. 401(k) merely because he is suspended from making Elective Contributions in accordance with the above hardship provisions.

          (F) Limitation on Hardship Distributions. For Plan Years commencing after December 31, 1988, amounts attributable to Qualified Nonelective Contributions, Qualified Matching Contributions or earnings on Elective Deferrals earned after the 1988 Plan Year shall not be distributable merely on account of a Participant's hardship.

     8.6 Retirement Benefits.

          (A) Benefits on Normal Retirement. When any Participant reaches his normal retirement age while in the employ of the Employer, his account shall be fully vested and nonforfeitable. If said Participant shall thereupon retire, the Committee shall certify that fact to the Trustee. The Committee shall compute the amount of his Distributive Share and the Trustee shall distribute the same in accordance with one of the methods set forth above. Provided, however, a Participant is not required to retire at the designated normal retirement age by virtue of this Plan. Thus, the Participant and the Employer may agree that he may continue in the employment of the Employer; and in such event, his Normal Retirement Date under this Plan shall be his actual retirement date.

          (B) Benefits on Optional Early Retirement. If a Participant shall, upon reaching his Earliest Retirement Date, or at any time thereafter, elect early retirement and shall thereupon retire, the Committee shall certify said fact to the Trustee and his Distributive Share shall be paid to him as if he had retired under the normal retirement provisions of this Plan and benefits shall be distributed under one of the methods provided for above. A Participant who meets the requirement for Early Retirement upon termination of employment will commence to receive benefits upon such early retirement or as otherwise provided under this Plan.

     8.7 Benefits on Death. When any Participant dies while in the employ of the Employer but before his actual retirement, his Distributive Share shall be determined as if he had reached his Normal Retirement Date. The Committee shall certify that fact to the Trustee, and the Trustee shall thereupon pay the distributive share to the Beneficiary designated by such decedent.

     8.8 Distribution Events and Disribution Limitations. Except as expressly provided for in this Plan, all amounts attributable to Elective Contributions to this Plan shall not be distributable earlier than upon one of the events described in this Article or this Section. For Plan Years commencing after December 31, 1988, amounts attributable to Elective Contributions may be distributed upon the occurrence of any one of the following events:

          (A) Disposition of Corporation or Substantially All of Employer's Assets. Upon the date of sale by other disposition of the Employer corporation of such Employer's interest in a subsidiary (within the meaning of I.R.C. ss. 409(d)(3)) to an unrelated entity, or the date of the sale or other disposition by the Employer to an unrelated corporation of substantially all of its assets (within the meaning of I.R.C. ss. 409(d)(2)) used by such Employer corporation in a trade or business of such Employer corporation, a distribution to Plan Participants may occur. Provided, the above provision shall only apply, respectively, to an employee Participant who continues employment with the corporation acquiring such subsidiary or such assets. The sale of eighty-five percent (85%) of the assets used in a trade or business will be deemed a sale of "substantially all" of the assets used in such trade or business.

          (B) Plan Termination. Upon the termination of the Plan without the establishment of a successor Plan a distribution to Plan Participants may occur. The establishment of a successor plan means the existence at the time the Plan is terminated (including the cash or deferred arrangement) or within the period ending twelve (12) months after the distribution of all assets from the Plan, any other defined contribution plan maintained by the Employer (other than an I.R.C. ss. 4975(e)(7) plan). If a successor plan exists with respect to a terminated plan, the cash or deferred arrangement under the Plan making the distribution will not meet I.R.C. ss. 401(k), the successor plan will be treated as a continuation of the terminated plan and the successor plan will be treated as not satisfying I.R.C. ss. 401(a). A plan maintained by an unrelated employer maintaining the terminated plan within the meaning of I.R.C. ss. 414(b), (c), (m) or (o) will be treated as a successor plan only if, as of the date of the termination, the Employer knows or has reason to know that such unrelated employer will become related to the Employer.

          (C) Hardship. In the case of Elective Contributions (and of income allocable thereto credited to a Participant's account as of December 31, 1988, and such later date authorized by applicable regulations), a distribution may be made on account of a Participant's hardship as defined above under Section 8.5.

     8.9 Benefits on Permanent Disability. In the event the Participant shall suffer Permanent and Total Disability as defined under I.R.C. ss. 22(e)(3) and as determined by the Committee on a uniform and nondiscriminatory basis, his Distributive Share shall be fully vested and nonforfeitable. The Distributive Share shall be paid to the Participant as an Accident and Health benefit under one of the authorized methods provided and elected pursuant to Article 8 hereof so as to qualify as a disability benefit under I.R.C. ss. 105 to the extent possible.

     8.10 Benefits on Termination. If a Participant shall, for any cause other than retirement, death or Permanent Disability, cease to be employed by the Company, or cease to have any Compensation from the Company, the Committee shall certify such fact to the Trustee. The Committee shall determine the Distributive Share of the Terminated Participant in accordance with the applicable vesting schedule set forth below and in accordance with the status of said Terminated Participant's accounts as of the applicable Committee's allocation and the applicable Trustee's valuation. The Trustee shall thereupon place said Distributive Share in a segregated account on behalf of said Terminated Participant and/or take other actions deemed necessary or convenient by the Trustee. Said amount shall be disbursed by the Trustee to the Terminated Participant upon said Terminated Participant's attaining his Earliest Retirement Date, or such other date as may be elected by the Participant in accordance with
Section 8.2 above. In the event the Participant requests an earlier distribution, a distribution of the Participant's vested benefits will be made to the terminated Participant after such Participant has incurred a one (1) year Break in Service, or such other time as determined to be administratively feasible; provided, however, all plan distributions shall be administered in a uniform manner without discrimination.

     8.11 Vesting. Subject to Section 8.16 below, pursuant to ERISA ss. 203(a)(2)(A), Employer matching and nonmatching contributions shall be vested and nonforfeitable in accordance with the following schedule:

               ===================                 ==============
                 Completed Years                     Percentage
                   of Service                          Vested
               -------------------                 --------------
                        1                                 0%
                        2                                 0%
                        3                                20%
                        4                                40%
                        5                                60%
                        6                                80%
                        7                               100%
               ===================                 ==============

     The term "year of employment" means a Year of Service, required by I.R.C. ss. 411(a)(4) to be taken into account in computing an Employee Participant's nonforfeitable percentage, without regard to subparagraphs (A), (B) and (C) of I.R.C. ss. 411(a)(4).

     For purposes of vesting, Years of Service shall not include:

          (A) Years Before Attainment of Minimum Age for Vesting Purposes. Years of Service during vesting Computation Periods before the period in which the Employee attained age eighteen (18);

          (B) Failure to Make Mandatory Contributions. Years of Service in which an Employee made no mandatory contributions to the Plan, if the Plan requires mandatory contributions;

          (C) Break in Service Years. Years in which an Employee incurs a break in service; and

          (D) Prebreak Years of Service. Years of Service before a break in service, if the Employee is both not vested in any benefits at the time of his break and if the Employee's number of consecutive one (1) year break in service equals or exceeds the greater of five (5), or the aggregate number of years of service before such period of a break in service.

     If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three (3) years of service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) years of service" for "three
(3) years of service" where such language appears.

     The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the later of:

          (A) Sixty (60) days after the amendment is adopted;

          (B) Sixty (60) days after the amendment becomes effective; or

          (C) Sixty (60) days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

     For vesting purposes, Years of Service with an Employer must include credit for service with other related Employers (while related) that are members of a controlled group of corporations, [See I.R.C. ss.ss. 1563(a)(4) and 1563(e)(3)(C)] and trades or businesses under common control and affiliated service groups. See I.R.C. ss. 414(b), (c) and (m); Treas. Reg. ss. 1.411(a)-5(b)(3)(iv)(B).

     If the adopting Employer maintains a Plan of a Predecessor Employer, service with the Predecessor Employer shall be counted as service with the Adopting Employer for eligibility, retention of eligibility, vesting and accrual of benefits purposes.

     If a Participant terminates service, and elects, in accordance with the requirements of Article 8, to receive the value of the Participant's vested account balance, the nonvested portion will be treated as a forfeiture. If the Participant elects to have distributed less than the entire vested portion of the account balance derived from Employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived account balance.

     8.12 Break in Service Rules. For purposes of participation and vesting, the following Break in Service Rules will control:

          (A) Years of Service After Break. Years of Service after five (5) one-year consecutive Breaks in Service will not be taken into consideration in determining the vested percentage of a Participant's prebreak Distributive Share.

          (B) Years of Service Before Break. Years of Service before a Break in Service shall not be taken into consideration until said Participant has completed one (1) Year of Service after his reemployment.

          (C) Non-Vested Participants--Greater of: Rule of Parity or Five Years. A non-vested participant's years of service before any period of consecutive one (1) year breaks in service will be disregarded or included pursuant to the following rules:

               (1) Breaks in service for Plan years commencing before December 31, 1984 -- if a Participant has no vested rights at the time of his Break in Service, prior years of service shall not be taken into consideration in determining post-break vested rights, if the number of consecutive one year Breaks in Service equals or exceeds the number of Years of Service prior to the break (herein referred to as the Rule of Parity);

               (2) Breaks in Service for Plan years commencing after December 31, 1984 -- the same general rule shall apply to Breaks in Service in Plan years commencing after December 31, 1984 as before, except that for a Participant who has the greater of: five (5) consecutive one (1) year Breaks in Service; or, a Rule of Parity break in service, years of service after such Break shall not be required to be taken into account for purposes of determining the nonforfeitable percentage of his accrued benefit derived from Employer contributions which accrued before such five (5) year period.

               (3) A nonvested Participant means a Participant who does not have any nonforfeitable right under the Plan to an accrued benefit derived from Employer contributions.

          (C) Special Account Rule. If a distribution is made at a time when a Participant has a nonforfeitable right to less than one hundred percent (100%) of the account balance derived from Employer contributions and the Participant may increase the nonforfeitable percentage in the account:

               (1) A separate account will be established for the Participant's interest in the Plan as of the time of the distribution; and

               (2) At any relevant time the Participant's nonforfeitable portion of the separate account will be equal to an amount ("X") determined by the formula:

                    ========================================
                          X = P(AB / (R x D)) - (R x D)
                    ========================================

For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time; AB is the account balance at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution.

     8.13 Forfeitures.

          (A) General Allocation of Forfeitures. Any portion of a Participant's Account to which such Participant is not entitled at the termination of such Participant's employment and upon a distribution to such Participant shall constitute a Forfeiture. The remaining portion of said money deemed non-vested under Section 8.10 through 8.12 above, if any, shall remain vested in the Trustee, shall remain a part of the Trust Fund and shall be allocated to the suspense account as provided herein. Furthermore, in the case of a Terminated Participant whose Vested benefit is zero, such Terminated Participant shall be deemed to have received a distribution of his Vested benefit upon his termination of employment.

          If the Terminated Participant returns to the employ of the Company before he has incurred five (5) consecutive one (1) year Breaks in Service, the separate account (non-vested portion) shall be maintained for the Employee and future allocations shall be made to a new Employer Contribution Account.

          Forfeitures shall occur on the last day of the Plan Year in which the Participant incurs five (5) consecutive one (1) year Breaks in Service and shall be allocated to Participants in such Plan as of such date, all as more particularly provided for herein.

          As of each Entry Date, any amounts which become Forfeitures since the last Entry Date shall first be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 8.12(B) above. The remaining Forfeitures, if any, shall be used to reduce matching Employer contributions provided for under Section 5.1(C) above; and, if additional forfeitures remain to be allocated, the remaining forfeitures will be allocated among the Participants' Accounts in the same proportion as discretionary Employer contributions are made for such Plan Year, e.g., in the same proportion that each such Participant's eligible Compensation (as determined for Employer Plan contribution purposes) for the Plan Year bears to the total included eligible Compensation of all Participants for the Plan Year; provided, nothing herein shall require any additional allocation in excess of the minimum top-heavy benefit, if applicable. In the allocation process said sum shall be added to the Company contribution before any allocations are made to avoid an excessive integration benefit in the event said Plan is integrated.

          The terminated Participant shall have no further interest in the Forfeiture except as otherwise provided herein.

          (B) Return to Service by a Participant Whose Account Was Forfeited. If a Participant is partially vested in his account balance and receives a distribution from the Plan of his vested account balance and resumes employment covered by this Plan, then such Employee shall have the opportunity, as provided herein, to repay the full amount of the Employee's Employer derived account balance and the Employee's nonvested Employer derived account balance will be restored to the amount on the date of distribution if repayment is made as provided herein. If a Participant's interest is reallocated and the Participant returns to the service of the Employer before incurring five (5) consecutive one (1) year Breaks in Service, the reallocated Account shall be restored as follows:

               (1) If no part of the Participant's nonforfeitable interest is distributed to him, the forfeitable amount, adjusted for investment increases, shall be restored to the Participant's Account.

               (2) If the Participant is paid his entire nonforfeitable interest and the portion of such distribution represented by the Employer derived benefit does not exceed $3,500.00, or if the Participant voluntarily elected to receive a distribution with respect to his earlier service, the forfeitable amount, unadjusted by any investment increases or decreases, shall be restored to the Participant's Account only if the Participant repays the full amount of the earlier distribution not later than the earliest of the following dates:

               o the end of the five (5) year period beginning with the Employee's resumption of service covered by the Plan; or,

               o the end of the first period of five (5) consecutive one (1) year Breaks in Service beginning with the date of the distribution.

               (3) If the Participant is paid less than his or her entire nonforfeitable interest, the forfeitable amount, adjusted by any investment increases, shall be restored and placed in a separate suspense account. The Participant's vested portion of his or her interest in the suspense account at any time shall not be less than an amount "X" determined by the following formula:

                    ========================================
                          X = P[AB + (R x D)] - (R x D)
                    ========================================

               For purposes of applying this formula, P is the vested percentage at the relevant time; AB is the Participant's suspense account balance at the relevant time; D is the amount of the distribution; and, R is the ratio of the suspense account balance at the relevant time to the account balance after distribution.

               (4) Any amount repaid by the Participant pursuant to the above shall be treated as an after-tax contribution by the Participant for purposes of the taxation of any subsequent distribution.

               (5) Amounts to be restored under this paragraph (B) shall first be restored out of any forfeitures and second out of additional nonelective discretionary Employer contributions to be allocated for the Plan Year for which the restoration is to be made.

          (C) Years of Service for Vesting Purposes. In counting an Employee's Years of Service for vesting purposes, the following shall apply, using the applicable Vesting Computation Period to determine Years of Service and Breaks in Service.

               (1) Except as hereafter provided, an Employee shall receive credit for each Year of Service.

               (2) Years of Service prior to a One-Year Break in Service will be disregarded unless and until the Employee completes a Year of Service after his re-employment.

               (3) In the case of an Employee who incurs a one (1) year Break in Service prior to the time he has any vested and nonforfeitable interest in this Accrued Benefit derived from Employer contributions, his service prior to the Break in Service shall not be counted if the number of his consecutive one (1) Year Breaks in Service equals or exceeds the greater of: five (5); or, his aggregate number of Years of Service preceding the Break. Such aggregate number of Years of Service preceding such Break in Service shall be deemed not to include Years of Service not required to be taken into account under this Section by reason of any prior Break in Service.

               (4) In the case of a Participant who incurs five (5) consecutive one (1) year Breaks in Service, Years of Service completed by such Participant after the five (5) year break period shall not be counted to increase the Participant's nonforfeitable interest in his Account as determined prior to such Break in Service.

          (D) Account Restoration. If a benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit will be reinstated to such Participant or Beneficiary if a timely and bona fide claim is made by the Participant or Beneficiary pursuant to applicable federal and/or state law. Adequate proof of such claim shall be determined by the Plan Administrator and shall be required from any such claimant on a uniform and nondiscriminatory basis.

          (E) Vested Rights. Nothing contained in this Plan shall be construed as giving the Company or the Committee the right to deprive, forfeit or take away from any Participant any of the vested rights such Participant may have in the Trust Fund.

     8.14 Loans. Effective as of the effective date of this Plan Amendment, no future Plan loans shall be authorized pursuant to this Plan and Trust.

     8.15 Effects of Payments. All benefits payable under this Plan shall be paid or provided for solely from the Trust Fund, and the Company assumes no liability or responsibility therefore. Any payment to any Participant, retired, permanently disabled or Terminated Participant, Beneficiary or legal representative of any of the above in accordance with the provisions of this Plan shall, to the extent of such payment, be in full satisfaction of all claims hereunder against the Trustee, Committee and Company. The Trustee, Committee and/or Company may require any payee, as a condition precedent to such payment, to execute a receipt of payment and release in such form as shall be determined by the Trustee, Committee and/or Company as the case may be.

     8.16. Top-Heavy Plans. Notwithstanding any other provision in this Plan, for each Plan Year in which this Plan is a Top-Heavy Plan or part of a Top-Heavy group of plans the following provisions shall apply:

          (A)  Top-Heavy  Vesting  Schedule.   Irrespective  of  the  provisions
     contained in Section 8.11 above, the following vesting schedule shall apply:

               ===================                 ==============
                 Completed Years                     Percentage
                   of Service                          Vested
               -------------------                 --------------
                        1                                 0%
                        2                                20%
                        3                                40%
                        4                                60%
                        5                                80%
                        6                               100%
               ===================                 ==============


     For purposes of vesting, Years of Service shall not include:

               (1) Years Before Attainment of Minimum Age for Vesting Purposes. Years of Service during vesting computation periods before the period in which the Employee reaches age eighteen (18);

               (2) Failure to Make Mandatory Contributions. Years of Service in which an Employee declines to make mandatory contributions to the Plan, if the Plan requires mandatory contributions;

               (3) Break in Service Years. Years in which an Employee has a break in service; and

               (4) Prebreak Years of Service. Years of Service before a break in service, if the Employee is both not vested in any benefits at the time of his break and if the Employee's number of consecutive one (1) year breaks in service equals or exceeds the greater of five (5) or, the aggregate number of Years of Service before such period.

          For vesting purposes, Years of Service with an Employer must include credit for service with other related Employers (while related) that are members of a controlled group of corporations, [See I.R.C. ss. 1563(a) without regard to subsection (a)(4) and (e)(3)(C)] and trades or businesses under common control and affiliated service groups. See I.R.C. ss. 414(b),
     (c) and (m); Treas. Reg. ss. 1.411(a)-5(b)(3)(iv)(B).

          If the adopting Employer maintains a Plan of a Predecessor Employer, service with the Predecessor Employer shall be counted as service with the Adopting Employer for eligibility, retention of eligibility, vesting and accrual of benefits purposes.

          In the event the Plan subsequently ceases to be a Top-Heavy Plan, the above provision contained in this Subsection (B) shall continue to apply in reference to all current Plan Participants, irrespective of the fact the Plan is no longer a Top-Heavy Plan.

          Should the status of the Plan change from Non-Top-Heavy to Top-Heavy, such change shall be treated as a Plan amendment when the regular Non-Top-Heavy vesting schedule is more favorable than the required Top-Heavy vesting schedule. Should the Plan cease to be a Top-Heavy Plan, then any change in the vesting schedule shall be treated as a Plan Amendment.

          Pursuant to any Plan amendment to the vesting schedule which may result from a change in Top-Heavy status of the Plan, the provisions of I.R.C. ss. 411(a)(10) shall apply. Section 411(a)(10) of the I.R.C. requires that no Plan Amendment to a vesting schedule shall result in a reduction in the nonforfeitable percentage of accrued benefits allocable to a Participant from Employer contributions. In addition, pursuant to any amendment to the vesting schedule of the Plan, each Participant having not less than three (3) Years of Service shall have an opportunity to select, within a reasonable period after the adoption of such amendment, to have his nonforfeitable vested percentage computed under the Plan without regard to the amendment to the Plan vesting schedule.

          For any Plan Year in which this Plan is Top-Heavy, the minimum vesting schedule elected by the Employer in regard to a Top-Heavy Plan will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of I.R.C. ss. 411(a)(7) except those attributable to Employee contributions, including benefits accrued before the effective date of I.R.C. ss. 416 and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this Section.

          If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election in Section
     8.11 of the Plan applies.

          (B) Excess Compensation Amounts. Irrespective of anything contained herein, Compensation of Employees in excess of the first $200,000.00 for any Plan Year for which the Plan is Top-Heavy shall not be taken into consideration in determining contributions and benefits provided under a Top-Heavy Plan, subject to cost of living adjustments as approved by the Internal Revenue Service; provided that, any benefits accrued before the Plan became Top-Heavy shall not be reduced hereby.

          (C) Combined Plan Fraction. The combined Plan fraction set forth in I.R.C. ss.ss. 415(e)(2)(B) and 415(e)(3)(B) shall be deemed to read 1.0 instead of 1.25. Provided, however, this provision shall not apply to Top-Heavy Plans or Top-Heavy Groups if such Plan is not a Super Top-Heavy Plan or Super Top-Heavy Group and if additional minimum benefits will be provided for the benefit of Non-Key Employees as set forth in Sections 8.16(E) and (F) of this Plan and in I.R.C. ss. 416(h)(2)(A)(i) which provides that for purposes of determining minimum benefits as detailed in
     Section 8.16(E) below, seven and one-half percent (7 1/2%) shall be substituted for three percent (3%) in regard to this defined contribution plan.

          (D) Defined Contribution Minimum Benefit. Each Non-Key Employee Participant, who has not separated from service by the end of the Plan Year, shall receive a defined contribution minimum benefit (in the form of Qualified Nonelective Employer contributions, matching contributions and/or reallocated forfeitures, as applicable) of not less than the lesser of: three percent (3%) of said Participant's Compensation for that Plan Year for the calendar year ending within the Plan Year for the year in which the Plan is a Top-Heavy Plan; or, in the case where the Employer has no defined benefit plan which designates this Plan to satisfy I.R.C. ss. 401, then the largest percentage of Employer contributions and forfeitures, as a percentage of the first $200,000.00 (indexed) of the Key Employee's Compensation allocated on behalf of any Key Employee for that Plan Year. In determining the percentage contributed for Key Employees, the contribution made or required to be made for such Key Employee shall be equal to the ratio of the sum of the contributions made or required to be made and forfeitures allocated for such Key Employee divided by such of the Key Employee's total compensation for the year that does not exceed $200,000.00 (as adjusted by the cost of living adjustments approved by the Internal Revenue Service).

          Non-Key Employees who have become Participants in the Plan, but who subsequently fail to complete a Year of Service as defined herein (or the equivalent) for an accrual computation period, shall receive the above described defined contribution minimum benefit. A Non-Key Employee shall not fail to receive a defined contribution minimum benefit because the Employee is excluded from participation or accrues no benefit or a reduced benefit merely because the Employee's compensation is less than a stated amount; or the Employee is excluded from participation or accrues minimal benefits merely because of a failure to make Mandatory Employee Contributions (if required) or, in the case of a cash or deferred arrangement, elective contributions. See Treas. Reg. ss.ss. 1.416-1(M-7) and (M-19).

          The minimum allocation shall be determined without regard to any permitted disparity provisions which may be incorporated herein.

          A lower defined contribution minimum benefit, however, is permissible where the largest contribution made or required to be made, for Key Employees is less than three percent (3%). In the event no contribution is made, or a contribution of less than three percent (3%) is made, or required to be made for Key Employees under the Plan, then the defined contribution minimum benefit payable to Non-Key Employees under the Plan shall be equal to the highest rate of Employer contribution made for the benefit of any Key Employees. Provided that, the preceding exception to payment of the three percent (3%) defined contribution minimum benefit does not apply to any Plan required to be included in an Aggregation Group if such Plan enables a defined benefit plan required to be included in such Group to meet the requirements of I.R.C. ss. 401(a)(4) or 410. Provided further, that for purposes of determining the defined contribution minimum benefit that is required to be made on behalf of Non-Key Employees, a waiver of the minimum funding requirement shall be disregarded. Thus, if a defined contribution plan receives a waiver of the minimum funding requirement, and if the minimum contribution required under the Plan without regard to the waiver exceeds three percent (3%), then the exception provided above shall not apply even though no Key Employee receives a contribution in excess of three percent (3%) and even though the amount required to be contributed on behalf of the Key Employee has been waived. The adjusted account balance, however, of the Non-Key Employees must reflect the required defined contribution minimum benefit even though such contribution was not actually made.

          For purposes of the defined contribution benefit rule, all defined contribution plans that are included in a Top-Heavy Group shall be treated as a single plan, reallocated forfeitures shall be treated as Employer contributions.

          Employer contributions attributable to a salary reduction or similar arrangement elected by a Key Employee shall be included in determining the amount contributed on behalf of a Key Employee, for the above purposes, when the minimum contribution will be less than three percent (3%) (except for Plan Years commencing before January 1, 1985). For Plan Years beginning after December 31, 1988, the Plan shall not treat such salary reduction contributions as Employer contributions for the purpose of satisfying the minimum contribution or benefit requirements for Non-Key Employees.


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

          To the extent a Participant is covered under any other Plan of the Employer and the Employer has provided a minimum allocation to the Participant under such Plan, then the Employer need not provide a second minimum allocation to such Participant under this provision.

          The minimum allocation provided herein (to the extent required to be nonforfeitable under I.R.C. ss. 416(b)) may not be forfeited under I.R.C. ss.ss. 411(a)(3)(B) or 411(a)(3)(D).

          (E) Multiple Employer Plans. If the Employer maintains both a defined contribution and a defined benefit plan in a Top-Heavy Aggregation Group, then the Employer is not required to provide the Non-Key Employee with a defined contribution minimum benefit under both plans, but rather the Employer shall utilize the defined contribution five percent (5%) minimum benefit safe harbor approach as provided in Treas. Reg. ss. 1.416-1(M-12) under which the top-heavy minimum benefit of five percent (5%) shall be provided under the defined contribution plan.


                                   ARTICLE 9.
              AMENDMENT, TERMINATION, MERGERS, CONSOLIDATIONS, ETC.

     The Employer reserves certain rights of modification, amendment and termination as hereinafter set forth:

     9.1 Plan Amendments. The Employer reserves the right at any time and from time to time to amend or terminate this Agreement in whole or in part by delivering to the Trustee a copy of such amendment or termination certified by any officer of the Employer; provided, however, that the Employer shall have no power to amend or terminate this Agreement in such manner as would cause or permit any part of the income or the corpus of the Trust to be diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries, or as would cause or permit any portion of the Trust Fund to divert to, revert to or become the property of the Employer except as provided in Section 5.7 above or except to the extent Plan assets are utilized to pay Plan expenses, taxes or administrative costs; and provided further that no change in the rights, duties or responsibilities of the Trustee or Plan Administrator shall be permitted without its advance and express consent, in writing. Any such amendment shall be communicated in writing to the Participants.

     Except as permitted by regulations, including Treas. Reg. ss. 1.411(d)-4, no amendment to the Plan, or transaction having the effect of a Plan amendment (such as a merger or plan transfer or similar transaction) shall be effective to the extent that it has the effect of reducing or eliminating a Participant's I.R.C. ss. 411(d)(6) protected benefit or adds or modifies conditions relating to I.R.C. ss. 411(d)(6) protected benefits when the result is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of: the adoption date; or, the effective date of the amendment. I.R.C. ss. 411(d)(6) protected benefits are benefits described under I.R.C. ss. 411(d)(6), early retirement benefits and


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retirement-type  subsidies and optional  forms of benefit.  Notwithstanding  the preceding sentence, a Participant's account balance may be reduced to the extent permitted under I.R.C. ss. 412(c)(8). For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of: the date such amendment is adopted; or, the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his Employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment as more particularly provided above.

     9.2 Successor Company. Unless this Trust be sooner terminated, a successor to the business of the Company, by whatever form or manner resulting, may continue this Plan and Trust by executing an appropriate supplemental agreement and such successor shall completely and immediately succeed to all the rights, powers and duties of the Company hereunder. The employment of any Employee who is continued in the employ of such successor shall not be deemed to have been terminated or severed for any purpose hereunder.

     9.3 Termination of Trust. In the event of a complete discontinuance of contributions under the Plan, the account balance of each affected Participant will be nonforfeitable. Upon termination of the Trust, whether by its own act or pursuant to a petition by the Pension Benefit Guaranty Corporation, if applicable, accounts of all Participants shall be nonforfeitable and fully vested, and the Committee shall direct the Trustee to distribute all assets remaining in the Trust as soon as administratively feasible (as determined in the sole discretion of Employer), after payment of any expenses properly chargeable against the Trust, to the Participants in accordance with the value of the respective accounts of such Participants as of the date of such termination of the Trust, in cash or in kind, and in such manner as the Committee shall determine. To the extent any unallocated amounts exist in the Trust, said unallocated amounts shall be allocated in accordance with the provisions hereof. The Committee's determination shall be conclusive upon all persons. Provided, however, that the Committee in its sole discretion may provide Participants with the election to leave their account balances in the Trust until they would otherwise be entitled to receive or elect to receive a distribution thereof under the Plan to the extent such option is available under applicable law. The Committee in office at the time of such termination shall continue to act with its full powers hereunder until all the assets are completely distributed; and a majority of the members of the Committee then in office shall have the power to fill any vacancies occurring in the Committee after such termination by resignation, death or otherwise. In the event the Committee shall not within a reasonable time after such termination have given the Trustee the directions provided in this Section, the assets then remaining in the Trust Fund shall be distributed in such manner as may be directed by a judgment or decree of a court of competent jurisdiction or by rule of the Pension Benefit Guaranty Corporation. Distributions for all Participants shall be made pursuant to the distribution provisions of Article 9. Except as permitted by regulations, any termination shall not affect any Participant's I.R.C. ss. 411(d)(6) protected benefit.


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

     9.4 Contributions Permanently Discontinued. In the event that contributions are permanently discontinued by the Employer, the Participants' entire interest in their respective Employer contribution accounts shall become fully vested and nonforfeitable.

     9.5 Partial Termination. In the event of a partial termination, the accounts of all affected Participants shall be nonforfeitable and fully vested to the extent of such partial termination.

     9.6 Merger or Consolidation. The Plan may be merged or consolidated with, or its assets and/or liabilities transferred to, any other Plan and Trust pursuant to I.R.C. ss. 401(a)(12), only if each Participant in this Plan shall receive a benefit immediately after such merger, consolidation or transfer of assets (if the Plan is then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer of assets if the Plan was terminated at that time. No transfer, merger or consolidation shall result in the elimination or reduction of an I.R.C. ss. 411(d)(6) protected benefit.


                                   ARTICLE 10.
                                  MISCELLANEOUS

     10.1 No Contribution Obligation.

          (A) Employer. Continuance of this Plan is not assumed as a contractual obligation of the Employer and the right is reserved by the Company at any time to reduce, suspend or discontinue its contributions hereunder all as provided in Article 9. Neither the establishment of this Plan nor any modification thereof shall be deemed to constitute a contract between the Employer and any Employee or to be a consideration for, an inducement for or condition of, the employment of any person. Nothing contained herein shall be deemed to give any Employee the right to be retained in the employ of the Employer or to interfere with the rights of the Employer to discharge any Employee at any time, nor shall it interfere with the Employee's right to terminate his employment at any time. Nothing herein contained shall be construed as giving any Participant, or any other person, any legal or equitable rights against the Employer, the Trustee or Committee, unless the same shall be specifically provided for in this Agreement or conferred by affirmative action of the Committee or the Employer in accordance with the terms and provisions of this Agreement.

          (B) Employee. For Plan Years commencing after December 31, 1988, no Employer provided benefits, as defined in Treas. Reg. ss. 1.401(k)-1(e)(6), shall be conditioned, either directly or indirectly, upon any Participant's or Employee's election to make or not to make salary deferral contributions under the Plan (as described above under Section 6.2). Provided, this provision shall not apply to Employer matching contributions as defined in I.R.C. ss. 401(m) which are made by reason of a Participant's


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

     Salary Deferral Election or I.R.C. ss. 125 contributions which may be made in lieu of Elective Salary Deferral Contributions.

     10.2 Partial Invalidity. In the event any provision of this Agreement should for any reason be held invalid, such invalidity shall not affect the remaining provisions hereof, and such remaining provisions shall be construed and enforced as though such invalid provisions had not formed a part hereof.

     10.3 Headings. The headings of Articles are included solely for convenience of reference, and if there is any conflict between such heading and the text of this Plan, the text shall control.

     10.4 Counterparts. The Plan may be executed in any number of counterparts, each of which shall be deemed the original whether or not all such counterparts are produced.

     10.5 Gender. Whenever appropriate, the masculine may include feminine, the singular may include plural or the plural may be read as singular.

     10.6 Retroactive Amendments. In general, no amendment shall have any retroactive effect so as to eliminate or reduce any right or early retirement benefit already accrued and no amendment shall eliminate an optional form of benefit or mode of distribution to the Employee Participant; provided, however, that an amendment may have such retroactive effect if necessary to bring the Plan into conformity with any Federal law or regulation pertaining to the Plan's qualification or tax exempt status under ERISA or any other applicable laws or regulations now existing or hereafter adopted.

     10.7 Construction. The provisions of this Agreement shall be construed, administered and enforced according to applicable Federal laws including ERISA and applicable regulations promulgated thereunder. Matters not covered by applicable Federal laws shall be determined according to Washington State laws. All contributions to the Trust shall be deemed to take place in Washington State.

     10.8 Division of Powers. The Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically set forth in this Plan and Trust Agreement.

          (A) Company. In general, the Company shall have the sole responsibility for making its contributions, appointing and removing the Trustee and members of the Committee; and amending or terminating in whole or in part this Plan and Trust Agreement.

          (B) Committee. The Committee shall have the sole responsibility for the administration of this Plan as set forth in Article 3 above.


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

          (C) Trustee. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the Trust Fund assets, all as specifically set forth in Article 7 above.

          Each Fiduciary may rely upon such direction, information or action of another Fiduciary as being proper under this Plan and Trust Agreement, and is not required to inquire further into the propriety of any such direction, information or action of another Fiduciary. It is intended under this Plan and Trust Agreement that each Fiduciary shall be responsible for the proper exercise of its respective powers, duties, responsibilities and obligations set forth herein, but that each Fiduciary should not be responsible for any act or failure to act by another Fiduciary.

     10.9 Appeals  Procedure.  Any Employee  Participant  or  Beneficiary  of an
Employee Participant who is dissatisfied with and adversely affected by any decision, action or inaction of the Company, Trustee, Committee or Plan Administrator with reference to any matter concerning the Plan or Trust, including but not limited to the eligibility determinations or benefit awards, shall have the right to request the Committee to conduct a hearing on the matter provided that said person makes such a request, in writing, and delivers the same to the Committee within sixty (60) days after being apprised of, or learning of the decision or action. The Committee shall conduct a hearing within forty-five (45) days after receipt of said written notification and shall give said Employee Participant or Beneficiary at least fifteen (15) days notice prior to the date of said hearing. The person requesting such hearing shall be entitled to present his position and any evidence in support thereof either orally or in writing. Said person may be represented at the hearing by an attorney or by any other representative of his choosing.

     Within thirty (30) days after said hearing, the Committee shall issue a written decision affirming, modifying or setting aside the decision or action of the Company, Trustee, Committee or Plan Administrator. A copy of said written decision shall be mailed to the person requesting the hearing.

     The decision of the Committee shall be final and binding on all parties. Provided, if any dispute as a matter of state or federal law cannot be settled by decision of the Committee, either the Employee Participant or Beneficiary of the Employee Participant, or the Company, Trustee, or Plan Administrator shall have a right to appeal said decision to the Snohomish County Superior Court by filing an appeal with the Clerk of the Snohomish County Superior Court within sixty (60) days after receipt of the written decision.

     The Committee shall submit to the Snohomish County Superior Court a certified copy of the record upon which the Committee's decision was made.

     The Snohomish County Superior Court shall first determine whether federal or state law mandates that the decision of the Committee cannot be final and binding on all parties. If the court determines that the decision of the Committee cannot be final and binding on all parties, then the question for the court shall be:


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

          (A) Error. Whether the Committee was in error upon an issue of law;

          (B) Arbitrary or Capricious Exercise of Discretion. Whether the Committee acted arbitrarily or capriciously in the exercise of its discretion; or

          (C) Existance of Substantial Evidence. Whether the Committee's finding of fact was supported by substantial evidence.

     The decision of the Snohomish County Superior Court shall be final and binding upon all parties whose interests are affected thereby and neither party shall have the right to appeal.

     10.10 Plan Transfer Provisions.

          (A) Roll Over Provisions. Subject to the limitations described herein, this Plan and Trust is authorized to make or to accept elective transfers which constitute any portion to the balance to the credit of the Employee in a qualified retirement plan or any other entity or "conduit" individual retirement account for the benefit of any Employee or Participant of the Company. Said eligible rollover distribution received by the Employer shall be credited to the account of said Employee or Participant and shall be subject to the provisions of this Plan and Trust. With reference to the amount rolled over only, and the earnings and profits thereon, said sum shall be fully vested and non-forfeitable at all times. In regard to all rollover distributions and contributions, the requirements of I.R.C. ss.ss. 402 and 403, as amended and applicable, shall govern. Notwithstanding the above, the Committee, in its sole discretion, may refuse to accept a rollover of plan assets if the character or qualification of said funds is in question or if such rollover is not administratively feasible for the Employer to handle. Any determination not to accept a rollover contribution shall be made on a uniform and nondiscriminatory basis by the Committee as determined in its sole discretion.

          Rollovers shall be the preferred method of transfer as compared to trust-to-trust transfers.

          Provided further, with regard to distributions made from the Plan to a Distributee Participant on or after January 1, 1993, notwithstanding any provision of the plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover, as permitted by Revenue Procedure 93-12, as amended.

          (B) Trust to Trust Transfers from Other Qualified Plans. This Plan is authorized to accept or to make Trust to Trust transfers of fund assets from related or unrelated qualified Plans; provided that, the Plan Participant who receives an allocation to


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

     his account pursuant to such Trust to Trust transfer shall not actually receive a benefit distribution or have the funds made available for such Employee or Participant's use. All trust to trust transfers from qualified plans shall be subject to the consent of the Plan Administrator, amounts may be transferred from other qualified corporate and, after December 31, 1983, noncorporate plans, provided that the trust from which such funds are transferred permits the transfer to be made and, in the opinion of legal counsel for the Employer, the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. The Employer may refuse to accept trust to trust transfers in its sole discretion; provided, any such refusal shall be based on a uniform and nondiscriminatory basis.

          (C) Participant's Transfer Account. The amounts transferred pursuant to this Section shall be set up in a separate account herein referred to as "Participant's Transfer Account." Transfers may be made pursuant to this
     Section if tax deductible voluntary Employee contributions are not transferred, if consent to such transfer is expressly received from the Plan Administrator and all other applicable I.R.C. limitations are met, including, without limitation, spouse consent requirements on Plan distribution.

          (D) No Forfeiture of Participant's Transfer Account. Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan, such amounts shall be fully vested at all times and shall not be subject to forfeiture for any reason and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in this Section.

          (E) Additional Benefits at Retirement Date or Other Date on Which Participant is Entitled to Benefits. At Normal Retirement Date, or such other date when the Participant or his beneficiary shall be entitled to receive benefits, the fair market value of the Participant's Transfer Account shall be used to provide additional benefits to the Participant in the normal form or such other optional method as may be elected pursuant to
     Section 8.2 above.

          (F) Segregation of Transfer Funds. The Plan Administrator may direct, in its sole discretion, that Employee transfers made after the first month of the Plan Year pursuant to this Section be physically segregated or separately accounted for in a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other short term debt security acceptable to the Trustee until the first day of the following Plan Year, at which time they shall be invested as determined by the Plan Administrator pursuant to Section 3.7 above. Nothing herein shall, however, require the Plan Administrator to segregate the same.

          (G) General Investment of Transfer Funds. Unless the Plan Administrator directs that the Participant's Transfer Account be segregated into a separate account for such Participant in a federally insured savings account, certificate of deposit


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

     in a bank or savings and loan association, money market certificate or other short term debt security acceptable to the Trustee, it shall be invested as part of the general Trust Fund and share in earnings and losses. Except, however, deposits into the general Trust Fund after the first month of the Plan Year shall not share in earnings and losses of such Plan Year except to the extent that the Committee may, by administrative rule, provide for daily allocations pursuant to Article III above.

          (H) Self-Directed Investment of Transferred Funds. All amounts allocated to a Participant's Transfer Account may be treated as a self directed investment account, if self directed investment accounts are otherwise provided for by this Plan, and shall be subject to the same limitations therein.

          (I) Amounts Transferred From Another Qualified Corporate or Noncorporate Plan. For purposes of this Section the term "amounts transferred from another qualified corporate and Plan noncorporate plan" shall mean (i) amounts transferred to this Plan directly from another qualified corporate (and, after December 31, 1983, noncorporate) plan; (ii) eligible rollover distributions received by an Employee from another qualified Plan which are eligible for tax free rollover to a qualified corporate or noncorporate plan and which are transferred by the Employee to this Plan within sixty (60) days following the receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which were previously distributed to the Employee by another qualified corporate (and, after December 31, 1983, noncorporate) plan as a lump sum distribution, such assets were eligible for tax free rollover to a qualified corporate or noncorporate plan and were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof and other than earnings on said assets; and, (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, are transferred by the Employee to this Plan within sixty (60) days of his receipt thereof from such conduit individual retirement account. Prior to accepting any transfers to which this Section applies, the Plan Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of legal counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

          (J) Qualified Corporate or Noncorporate Plan. For purposes of this Section, the term "qualified corporate or noncorporate plan" shall mean any tax qualified plan under I.R.C. ss. 401(a), including, without limitation, other plans sponsored by the Employer to the extent permitted by the recipient plan.

          (K) Assets Received. The Employer may impose reasonable restrictions on eligible rollovers received, uniformly applied, as determined in its sole discretion, which may, by way of illustration and not by way of limitation, limit rollovers required to cash or securities, may exclude limited or general partnership interests, employer securities


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

     and insurance or otherwise reasonably restrict the type of assets received in a rollover or transfer to cash or other similarly liquid or readily negotiable investments.

          (L) Miscellaneous. This Plan shall not accept any direct or indirect transfers, as that term is defined and interpreted under I.R.C. ss. 401(a)(11) and the Regulations thereunder, from a defined benefit plan, money purchase plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise have provided for a life annuity form of payment to the Participant, unless this Plan also provides for a life annuity form of payment or unless such transfer constitutes an "elective transfer" as defined under applicable regulations.

          Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan, or a transaction having the effect of such a transfer, shall only be permitted if it will not result in the elimination or reduction of any I.R.C. ss. 411(d)(6) protected benefit.

          The  Employer,   Committee  or  Trustees  may,  by  an  administrative
     determination, impose additional rollover or transfer requirements, uniformly applied, as deemed necessary or convenient for the administration of the Plan.

          (M) Definitions.

               (1) Eligible Rollover Distributions. An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under I.R.C. ss. 401(a)(9); and, the portion of any distribution that is not includible in gross income (determined without regard to the exclusions of net unrealized appreciation with respect to employer securities).

               (2) Eligible Retirement Plans. An "Eligible Retirement Plan" is an individual retirement account described in I.R.C. ss. 408(a), an individual retirement annuity described in I.R.C. ss. 408(b), an annuity plan described in I.R.C. ss. 403(a), or a qualified trust described in I.R.C. ss. 401(a), that accepts the Distributee's eligible rollover distribution. In the case of an eligible rollover distribution to the surviving spouse, however, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (3) Distributee. A "Distributee" includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in I.R.C. ss. 414(p), are Distributees with regard to the interest of the spouse or former spouse.

               (4) Direct Rollover. A "Direct Rollover" is a payment by the Plan to the eligible retirement plan specified by the Distributee.

     10.11 Governing Law. To the extent applicable and not preempted by federal law, Washington State law shall govern this Plan and Trust.

[Please see signature page which is attached hereto and incorporated herein by reference.]

     IN WITNESS WHEREOF, and to record the adoption of the Plan, the Employer has caused its officers to execute this 401(k) Profit Sharing Plan and Trust Agreement for EVERETT MUTUAL SAVINGS BANK on October 17, 1999.


                                        EVERETT MUTUAL SAVINGS BANK


                                        -----------------------------------
                                        Michael B. Hansen, President


Attest:


-----------------------------------
Lori Christenson, Vice President

EVERETT MUTUAL SAVINGS BANK 401(k)
EMPLOYEE SAVINGS AND PROFIT SHARING
PLAN AND TRUST

TRUSTEE:


-----------------------------------
U.S. Bank of Washington,
a National Association


                                        MUTUAL BANCSHARES, a Mutual Holding
                                        Company


                                        -----------------------------------
                                        Michael B. Hansen, President


                                        -----------------------------------
                                        Lori Christenson, Vice President

     The following entities have adopted this Plan, with the consent of the Board of Directors of Everett Mutual Savings Bank as of the date shown below:

===================================          ===================================
         Adopting Employer                       Initial Participation Date
===================================          ===================================

         Mutual Bancshares                             January 1, 1994

                          FIRST PLAN AMENDMENT TO THE
                          EVERETT MUTUAL SAVINGS BANK
                      401(k) PROFIT SHARING PLAN AND TRUST

     This Amendment is made to the EVERETT MUTUAL SAVINGS BANK, 401(k) PROFIT SHARING PLAN AND TRUST, to amend the same as provided for below, pursuant to
Article IX of said Plan.

     1. Amended Plan Provisions. The following described amendments shall be made to the Plan, to be effective as provided for herein.

          a. Waiver of 30 Day Notification Period. Pursuant to I.R.S. Revenue Procedure 93-47, the following model language shall be adopted and shall control over any other inconsistent provisions of the Plan and Trust, including, without limitation, Section 8.2(G)(1) thereof. Specifically, the following language shall be adopted into the Plan:

               If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than thirty (30) days after the notice required under section 1.411(a)-ll(c) of the Income Tax Regulations is given, provided that:

                    (1) the plan  administrator  clearly informs the participant that the  participant  has a right to a period of at least thirty
               (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                    (2)   the   participant,   after   receiving   the   notice,
               affirmatively elects a distribution.

               The immediately preceding Plan amendment shall be effective for all distributions made during Plan Years commencing on and after January 1, 1993.

          b. Minimum Thirty Day Notification. Section 8.2(G)(1) of the Plan shall be amended to read as follows:

               (G) Notice and Election.

                    (1) General Election Period and Notice Requirement.  No less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date (or the date of distribution) the Plan Administrator shall furnish to the Participant a general description of the terms and conditions of the joint and survivor annuity, a description of the election and waiver procedures, an explanation of the financial effect of a Participant's election of such an annuity, a description of the right of the Participant's spouse to consent to any election to waive the joint and survivor annuity, a notice concerning tax consequences as described under I.R.C. ss. 402(f) (including, without limitation, notification of the right to make direct rollover transfers within a reasonable time period prior to receipt of an eligible distribution), an explanation of the right of the Participant to revoke or re-elect such elections and the effect of such revocation and such other notices as may be required pursuant to I.R.C. ss.ss. 402(f) and 411(a)(11).

                    The immediately  preceding Plan amendment shall be effective for all distributions made during Plan Years commencing on and after January 1, 1993.

          c. Maximum Compensation Limit of $150,000.00. Pursuant to I.R.S. Revenue Procedure 94-13, the following model language shall be adopted and shall control over any other inconsistent provisions of the Plan and Trust, including, without limitation, Plan Sections 2.8, 8.16. Specifically, the following language shall be adopted into the Plan:

          In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For Plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

          If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, the determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

          The immediately preceding Plan amendment shall be effective for all contributions made during Plan Years commencing on and after January 1, 1994.

     2. No I.R.C. ~ 411(dl(61 Engermissible Cut-Back. Nothing herein shall result in an impermissible cut-back in Participant benefits as prohibited by I.R.C. ss. 411(d)(6).

     DATED this 7th day of December, 1994.

                                        EVERETT MUTUAL SAVINGS BANK


                                        /s/  Michael Hansen
                                        ----------------------------------------
                                        By:  Michael Hansen
                                        Its: President


                                        /s/  Lori Christenson
                                        ----------------------------------------
                                        By:  Lori Christenson
                                        Its: Vice President/Secretary


MUTUAL BANCSHARES, A Mutual
Holding Company


/s/  Michael Hansen
------------------------------------
By:  Michael Hansen
Its: President


/s/  Lori Christenson
------------------------------------
By:  Lori Christenson
Its: Vice President/Secretary

EVERETT MUTUAL SAVINGS BANK
401(k) PROFIT SHARING PLAN AND TRUST

U.S. BANK OF WASHINGTON, TRUSTEE:


/s/  James M. Beaumont
------------------------------------------
By:  James M. Beaumont
Its: Vice President, Asset Management Div.

                          SECOND PLAN AMENDMENT TO THE
                           EVERETT MUTUAL SAVINGS BANK
                                  PENSION PLAN


     THESE AMENDMENTS ARE MADE TO THE EVERETT MUTUAL SAVINGS BANK PENSION PLAN, TO AMEND THE SAME AS PROVIDED FOR BELOW, PURSUANT TO SECTION 8.1 OF SAID PLAN, TO BRING THE PLAN INTO COMPLIANCE WITH THE GENERAL AGREEMENT ON TARIFFS AND TRADE (GATT), THE SMALL BUSINESS JOB PROTECTION AND HEALTH INSURANCE AND WELFARE REFORM ACTS OF 1996, TAXPAYER RELIEF AFT OF 1997 AND TO PROVIDE FOR OTHER DESIRED PLAN AMENDMENTS.

     1. Effective Date. Except as may be expressly provided for herein, this Amendment shall be effective for plan years commencing on and after December 31, 1997.

     2. Change of Plan Name. The name of the Plan shall be changed to the Mutual Bancshares Pension Plan. Any and all references to the Everett Mutual Savings Bank Pension Plan shall be to the Mutual Bancshares Pension Plan. This amendment to the name of the Plan shall be effective for all Plan Years commencing on and after January 1, 1997.

     3. Addition of Plan Sponsors. Effective on and after ________________, 199___, the Commercial Bank of Everett shall adopt the Mutual Bancshares Pension Plan.

     Effective on and after ________________, 199___, Mutual Bancshares shall adopt the Mutual Bancshares Pension Plan.

     The original sponsor of this Plan, Everett Mutual Savings Bank, hereby expressly consents to the adoption of this Plan by the above designated entities.

     4. Amended Plan Provisions. The following described plan provisions shall be amended to provide as follows:

          1.12 Compensation. "Compensation" means a Participant's earned income, wages, salaries, W-2 earnings and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) which compensation is currently includible in gross income as defined under I.R.C. ss. 415(c)(3). It also includes any elective deferral (as defined in I.R.C. ss. 402(g)(3)) and any amount which is contributed or deferred by the

     Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of I.R.C. ss.ss. 125 or 457.

          For purposes of this Section, the determination of Compensation shall be made by:

               (a) including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Section 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457, and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

               (b) excluding payments for overtime, bonuses, commissions, incentive payments and other special pay. Compensation also excludes compensation amounts not paid in cash, relocation or moving allowances, tuition allowances, reimbursements for expenses, termination or severance pay, lump sum vacation and sick leave pay provided upon termination from employment, living allowances, income included pursuant to I.R.C. Section 79 and compensatory pay for board meeting participation.

               (c) excluding employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

               (d) excluding amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (e) excluding amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

          In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of few than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For Plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

          If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determining periods beginning before the first day of the first Plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

          For purposes of this Section,  if the plan is a plan described in Code
     Section 413(c) or 414(f) (a plan maintained by more than one Employer), the limitation applies separately with respect to the Compensation for any Participant from each Employer maintaining the Plan.

          The immediately preceding amendment to Section 1.12 is effective for plan years beginning after December 31, 1997.

               1.26 Highly Compensated Employee. The term "Highly Compensated Employee" includes highly compensated active employees and highly compensated former employees. A highly compensated active employee includes any employee who: (i) was a 5-percent owner at any time during the year or the preceding year; or, (ii) for the preceding year: had compensation from the employer in excess of $80,000.00 (as adjusted pursuant to I.R.C. ss. 415(d)); and, if the employer elects the application of I.R.C. ss. 414(q)(1)(B)(ii) for such preceding year, was in the top-paid group of employees for such preceding year. For the above purposes, the determination year shall be the Plan Year. The preceding year shall be the twelve (12) month period immediately preceding the determination year. A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performed no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday. The determination of who is a highly compensated employee, including the determination of the number and identity of employees in the top-paid group and the compensation that is considered, will be made in accordance with I.R.C. ss. 414(g) and the regulations thereunder. For purposes of this section, the term compensation is the "participant's compensation" as defined in I.R.C. ss. 415(c)(3).

          The immediately preceding amendment to Section 1.26 is effective for plan years beginning after December 31, 1996.

               1.33 Leased Employee. The term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with I.R.C. ss. 414(n)(6)) on a substantially full time basis for a period of at least one (1) year, and such services are performed under the primary direction or control by the recipient. Contributions or benefits provided to a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a non-integrated employer contribution rate of at least ten percent (10%) of compensation, as defined in I.R.C. ss. 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under I.R.C. ss.ss. 125, 402(a)(8), 402(h) or 403(b), (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated workforce.

          The immediately preceding amendment to Section 1.33 is effective for plan years beginning after December 31, 1996.

AMENDED LANGUAGE: 5.6 Involuntary Distributions.

     The second paragraph of Section 5.6(a) shall be amended to read as follows:

          However, the Administrator shall, at the election of the Participant, direct earlier payment of the Vested portion of the Participant's Accrued Benefit. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 5.7, including, but not limited to, notice and consent requirements of Code Sections 417 and 411(a)(11) and the Regulations thereunder. Notwithstanding the foregoing, if the Vested portion of the Present Value of Accrued Benefit does not exceed $5,000 and has never exceeded $5,000 at the time of any prior distribution, the Administrator shall direct the Trustee to distribute such amount within a reasonable time after the Anniversary Date to coincide with or next following such Terminated Participant's termination of employment. For purposes of this Section, if the value of a Participant's vested account balance is zero, the Participant shall be deemed to have received a distribution of such vested account balance. Any spousal consent required must be in the same form as provided for above.

AMENDED LANGUAGE: 5.7 Distribution of Benefits.

     Sections 5.7(c) and (d) of the Plan shall be amended to read as follows:

          (c) The present value of a Participant's joint and survivor annuity derived from Employer and Employee contributions may not be paid without his written consent if the value exceeds, or has ever exceeded $5,000 at the time of any prior distribution. Further, the spouse of a Participant must consent in writing to any immediate distribution, if the value exceeds, or has ever exceeded $5,000 at the time of any prior distribution. If the value of the Participant's benefit derived from Employer and Employee contributions does not exceed $5,000 and has never exceeded $5,000 at the time of any prior distribution, the Administrator may immediately distribute such benefit without such Participant's and such Participant's spouse's consent, if applicable. No distribution may be made under the preceding sentence after the "annuity starting date" unless the Participant and his spouse consent in writing to such distribution. Any written consent required under this paragraph must be obtained not more than ninety (90) days before commencement of the distribution and shall be made in a manner consistent with Section 5.7(a)(2). The present value of accrued benefit shall be determined as provided in Section 1.45.

          (d) Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded, $5,000 at the time of any prior distribution shall require such Participant's consent (and such Participant's spouse's consent, if required under applicable laws) if such distribution commences prior to the later of: his Normal Retirement Age; or, age 62. With regard to this required consent:

               (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417.

               (2) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under
          Section 5.7(e).

               (3) Notice of the rights specified under this paragraph shall be provided no less than thirty (30) days and no more than ninety (90) days before the "annuity starting date."

               (4) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must be made more than ninety (90) days before the "annuity starting date."

               (5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

AMENDED LANGUAGE: 5.8 Distribution of Benefits Upon Death.

     Section 5.8(e) of the Plan shall be amended to read as follows:

          (e) If the present value of the Pre-Retirement Survivor Annuity derived from Employer and Employee contributions does not exceed $5,000 and has never exceeded $5,000 at the time of any prior distribution, the Administrator shall direct the immediate distribution of such amount to the Participant's spouse. No distribution may be made under the preceding sentence after the annuity starting date unless the spouse consents in writing. The present value in this regard shall be determined as provided in Section 1.45.

          If the value exceeds, or has ever exceeded, $5,000 at the time of any prior distribution, an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing to such distribution. Any written consent required under this paragraph must be obtained not more than 90 days before commencement of the distribution and shall be made in a manner consistent with Section 5.7(a)(2).

AMENDED LANGUAGE: 5.14 Limitation of Benefits on Termination.

     Section 5.14(a)(3) of the Plan shall be amended to read as follows:

          (3) the value of the benefits payable under the Plan to an individual described above does not exceed $5,000.

     The immediately preceding amendments to Sections 5.6(a), 5.7, 5.8 and 5.14 are effective for plan years beginning after August 5, 1997.

AMENDED LANGUAGE: 6.2 Maximum Annual Benefit.

     The following additional subsections shall be added to Section 6.2 as follows:

          6.2(i) 415 Safe-Harbor Compensation. Under this Plan, the Code Section 415 safe-harbor compensation shall include wages, salaries and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income, including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances, any elective deferral (as defined in I.R.C. ss. 402(g)(3)) and any amount which is contributed or deferred by the employer at the election of the employee which is not includible in the gross income of the employee by reason of I.R.C. ss.ss. 125 or 457, and excluding the following:

               (a) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and,

               (b) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

DELETED LANGUAGE: 6.6 Multiple Plan Reduction.

     Section 6.6 shall be deleted from the Plan.

     The  immediately  preceding  amendment  to Section  6.2(i) and  deletion of
Section 6.6 are effective for Plan Limitation Years beginning after December 31, 1999.

     5. Global Amendments. Notwithstanding anything provided to the contrary in the Plan or related documents, effective as noted below, this Plan shall be amended as follows:

          o Effective for Plan Years commencing on and after December 31, 1996, the family aggregation rules provided under I.R.C. ss. 414(q)(6) shall not apply.

          o Effective for Plan Years commencing on and after August 5, 1997, the applicable limit under I.R.C. ss. 411(a)(11) shall be the applicable limit as determined under such provision, as amended from time to time.

          o Effective for Plan Years commencing on and after December 31, 1996, the rules provided under I.R.C. ss. 401(a)(26) shall cease to apply to this Plan.

     6. No I.R.C. ss. 411(d)(6) Impermissible Cut-Back. Nothing herein shall result in an impermissible cut-back in Participant benefits as prohibited by I.R.C. ss. 411(d)(6).

     DATED this _____ day of ______________________, 1997.


                                        EVERETT MUTUAL SAVINGS BANK


                                        ------------------------------------
                                        By:  Michael B. Hansen
                                        Its: President and CEO/Director


                                        ------------------------------------
                                        By:  Lori Christenson
                                        Its: Vice President and
                                             Corporate Secretary


                                        COMMERCIAL BANK OF EVERETT


                                        ------------------------------------
                                        By:  Dale Lyski
                                        Its: President and COO/Director


                                        ------------------------------------
                                        By:  Lori Christenson
                                        Its: Vice President and
                                             Corporate Secretary


                                        MUTUAL BANCSHARES


                                        ------------------------------------
                                        By:  Michael B. Hansen
                                        Its: President, Chairman of the
                                             Board of Directors and CEO


                                        ------------------------------------
                                        By:  Lori Christenson
                                        Its: Secretary and Chief Information
                                             Officer

EVERETT MUTUAL SAVINGS BANK
PENSION PLAN AND TRUST

TRUSTEE:

U.S. BANK OF WASHINGTON, N.A.


----------------------------------------------
By:  James M. Beaumont
Its: Vice President, Asset Management Division

                           THIRD PLAN AMENDMENT TO THE
                           EVERETT MUTUAL SAVINGS BANK
                           401(k) EMPLOYEE SAVINGS AND
                          PROFIT SHARING PLAN AND TRUST


     THESE  AMENDMENTS  ARE  MADE TO THE  EVERETT  MUTUAL  SAVINGS  BANK  401(k)
EMPLOYEE SAVINGS AND PROFIT SHARING PLAN AND TRUST, TO AMEND THE SAME AS PROVIDED FOR BELOW, PURSUANT TO ARTICLE IX OF SAID PLAN, TO BRING THE PLAN INTO COMPLIANCE WITH THE GENERAL AGREEMENT ON TARIFFS AND TRADE (GATT), THE SMALL BUSINESS JOB PROTECTION AND HEALTH INSURANCE AND WELFARE REFORM ACTS OF 1996, TAXPAYER RELIEF AFT OF 1997 AND TO PROVIDE FOR OTHER DESIRED PLAN AMENDMENTS.

     1. Effective Date. Except as may be expressly provided for herein, this Amendment shall be effective for plan years commencing on and after December 31, 1997.

     2. Change of Plan Name. The name of the Plan shall be changed from the Everett Mutual Savings Bank 401(k) Employee Savings and Profit Sharing Plan and Trust to the Mutual Bancshares 401(k) Employee Savings and Profit Sharing Plan and Trust. Any and all references to the Everett Mutual Savings Bank 401(k) Employee Savings and Profit Sharing Plan shall be to the Mutual Bancshares 401(k) Employee Savings and Profit Sharing Plan and Trust. This amendment to the name of the Plan shall be effective for all Plan Years commencing on and after January 1, 1997.

     3. Addition of Plan Sponsors. Effective on and after ________________, 199___, the Commercial Bank of Everett shall adopt the Mutual Bancshares 401(k) Employee Savings and Profit Sharing Plan and Trust.

     Effective on and after ________________, 199___, Mutual Bancshares shall adopt the Mutual Bancshares 401(k) Employee Savings and Profit Sharing Plan and Trust.

     The original sponsor of this Plan, Everett Mutual Savings Bank, hereby expressly consents to the adoption of this Plan by the above designated entities.

     4. Amended and/or Deleted Plan Provisions. The following described Plan provisions shall be amended or deleted, as indicated, as follows:

AMENDED LANGUAGE:  2.16 Employee.

     The following Sections 2.16(B) and (C) shall be amended to read as follows:

          (B) Highly Compensated Employee. The term "Highly Compensated Employee" includes highly compensated active employees and highly compensated former employees. A highly compensated active employee includes any employee who: (i) was a 5-percent owner at any time during the year or the preceding year; or, (ii) for the preceding year: had compensation from the employer in excess of $80,000.00 (as adjusted pursuant to I.R.C. ss. 415(d)); and, if the employer elects the application of I.R.C. ss. 414(q)(1)(B)(ii) for such preceding year, was in the top-paid group of employees for such preceding year. For the above purposes, the determination year shall be the Plan Year. The preceding year shall be the twelve (12) month period immediately preceding the determination year. A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performed no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday. The determination of who is a highly compensated employee, including the determination of the number and identity of employees in the top-paid group and the compensation that is considered, will be made in accordance with I.R.C. ss. 414(g) and the regulations thereunder. For purposes of this section 2.15(B), the term compensation is the "participant's compensation" as defined in I.R.C. ss. 415(c)(3).

          (C) Leased Employee. The term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with I.R.C. ss. 414(n)(6)) on a substantially full time basis for a period of at least one (1) year, and such services are performed under the primary direction or control by the recipient. Contributions or benefits provided to a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient if:
     (i) such employee is covered by a money  purchase  pension plan  providing:
     (1) a non-integrated employer contribution rate of at least ten percent (10%) of compensation, as defined in I.R.C. ss. 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under I.R.C. ss.ss. 125, 402(a)(8), 402(h) or 403(b), (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated workforce.

     The immediately preceding amendments to Sections 2.16(B) and (C) are effective for plan years beginning after December 31, 1996.

AMENDED LANGUAGE:  2.27(A) Maximum Annual Addition.

     The following Section 2.27(A) shall be amended to read as follows:

          (A) Maximum Annual Addition. Pursuant to said limitation, the maximum aggregate Annual Addition to the account of any Participant in any Limitation Year shall not exceed the lesser of the maximum permissible amount (as described below) or any other limitation contained in this Plan.

               (1) Dollar Limitation. Thirty Thousand Dollars ($30,000.00); or,

               (2) Percentage Limitation. Twenty-five percent (25%) of the Compensation paid to the Participant by the Employer in the Plan Year; provided, the Compensation limitation described herein shall not apply to any contribution for medical benefits made within the meaning of I.R.C. ss.ss. 401(h) or 419(A)(f)(2) which are otherwise treated as Annual Additions under I.R.C. ss.ss. 415(1)(1) or 419(A)(d)(2), respectively.

               (3) 415 Safe-Harbor Compensation. Wages, salaries and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income, including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances, any elective deferral (as defined in I.R.C. ss. 402(g)(3)) and any amount which is contributed or deferred by the employer at the election of the employee which is not includible in the gross income of the employee by reason of I.R.C. ss.ss. 125 or 457, and excluding the following:

                    (a) Amounts  realized  from the exercise of a  non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and,

                    (b) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

DELETED LANGUAGE:  2.27(B) Maximum Annual Addition.

     The following sections of Section 2.27(B) shall be deleted:

               (1) Participation in Both Defined Contribution and Defined Benefit Plans. In any case in which an individual is or was a Participant in both a Defined Benefit Plan and a Defined Contribution Plan maintained by the same Employer, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any year may not exceed 1.0 in any Limitation Year.

               (2) Defined Benefit Plan Fraction Defined Benefit Plan Fraction for any year is a fraction:

                    (a) The  numerator of which is the sum of the  Participant's projected annual benefits to the Participant under all qualified defined benefit plans (whether or not terminated) maintained by the Employer (determined as of the close of the Limitation Year); and,

                    (b) The denominator of which is the lesser of:

                         (i) The  product of 1.25 (1.0 if for such year the Plan
                    is a "Top-Heavy Plan," except in the event the conditions of I.R.C. ss. 416(h)(2) are met), multiplied by the dollar limitation on the annual benefit in effect under I.R.C. ss.ss. 415 (b) and (d) determined for such Limitation Year; or

                         (ii) The  product  of 1.4,  multiplied  by one  hundred
                    percent (100%) of the Participant's highest average Compensation with the Employer for the three (3) highest consecutive Years of Service during which the Participant was an active Participant in such Plan, including any adjustments as provided under I.R.C. ss. 415(b).

               Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last

          Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of I.R.C. ss. 415 for all Limitation Years beginning before January 1, 1987.

               (3) Defined Contribution Plan Fraction. For purposes of this subsection, the Defined Contribution Plan Fraction for any Limitation Year is a fraction:

                    (a) The numerator of which is the sum of the Annual Additions credited to the Participants' account under this Plan and all qualified defined contribution plans maintained by the Employer in which the Employee participates, as of the close of the Limitation Year and all prior Limitation Years (including Annual Additions attributable to the Participant's non-deductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds, as defined in I.R.C. ss. 419(e), and individual medical accounts as defined in I.R.C. ss. 415(l)(2) maintained by the Employer; and,

                    (b) The denominator of which is the sum of the lesser of the following maximum aggregate amounts determined for such Limitation Year and for each prior Limitation Years of Service with the Employer regardless of whether a defined contribution plan was maintained by the Employer:

                         (i) The  product of 1.25 (1.0 if for such year the Plan
                    is a "Top-Heavy Plan," except in the event the conditions of I.R.C. ss. 416(h) are met), multiplied by the dollar limitation in effect under I.R.C. ss. 415(c)(1)(A) for such Limitation Year; or,

                         (ii) The product of 1.4, multiplied by the amount which
                    may be taken into account under I.R.C. ss. 415(c)(1)(B) with respect to such Participant under such Plan for such Limitation Year.

                    If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the I.R.C. ss. 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

     Except as expressly provided below, the immediately preceding amendments to
Section 2.27(A) and deletion of Sections 2.27(B)(1)-(3) are effective for Plan Limitation Years beginning after December 31, 1999. The amendment to Section 2.27(A)(1) to delete the language "if greater, one-quarter (1/4) of the defined benefit dollar limitation, as adjusted for cost of living increases, as in effect under I.R.C. ss. 415(b)(1)(A) as in effect for the Limitation Year; or," shall be effective for Plan Years commencing after December 31, 1994.

DELETED LANGUAGE: 4.9 Minimum Plan Participation Requirements.

     The following language shall be deleted from the Plan:

     4.9 Minimum Plan Participation Requirements. For Plan Years commencing after December 31, 1988, a trust shall not constitute a qualified trust under I.R.C. ss. 401(a)(26) unless such trust is part of a Plan, which on each day of the Plan Year benefits the lesser of: fifty (50) Employees of the Employer; or, forty percent (40%) or more of all Employees of the Employer. For purposes of determining compliance with the above provisions, the following Employees of the Employer may be excluded: Employees who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers; Employees who have not met the minimum age and service requirements established by the Plan for Plan participation; and, any other employee excluded under I.R.C. ss. 401(a)(26), as amended, unless such Employee is otherwise eligible to participate hereunder. Employees who are eligible to contribute or who may elect to have contributions made on their behalf, pursuant to a deferred salary reduction election under I.R.C. ss. 401(k) or matching contributions under I.R.C. ss. 401(m) shall be treated as benefiting under the Plan.

AMENDED LANGUAGE: 5.7 Actual Deferral Percentage Tests.

     Section 5.7 of the Plan shall be amended to read as follows:

     5.7 Actual Deferral Percentage Tests.

          (A) Maximum Annual Allocation of Elective Employer Contributions. For each Plan Year commencing after December 31, 1986, the annual allocation derived from Elective Employer Contributions, or Elective Employer Contributions in combination with Qualified Nonelective Contributions and/or Qualified Matching Contributions that are treated as Elective Contributions under the Plan, made to a Participant's Elective Account shall satisfy one of the following actual deferral percentage tests:

               (1) The "Actual Deferral Percentage" for the eligible Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the eligible Non-Highly Compensated Participant group multiplied by 1.25; or,

               (2)  The  excess  of the  "Actual  Deferral  Percentage"  for the eligible Highly Compensated Participant group over the "Actual Deferral Percentage" for the eligible Non-Highly Compensated Participant group shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the eligible Highly Compensated Participant Group shall not be more than the "Actual Deferral Percentage" for the eligible Non-Highly Compensated Participant group multiplied by two (2).

               The  provisions  of I.R.C.  ss.  401(k)(3)  and Treas.  Reg.  ss.
          1.401(k)-1(b) shall also apply to this Plan and are incorporated herein by reference.

               The adopting Employer named herein has elected to utilize all Elective Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions which are treated as Elective Contributions under the Plan, as applicable, to satisfy the Actual Deferral Percentage Test.

               Subject to applicable transition rules, compliance with the Actual Deferral Percentage nondiscrimination requirements shall be based on the applicable actual Deferral Percentages as of the Plan Year immediately preceding the current Plan Year; provided, for the initial year to which such provisions apply, the Actual Deferral
          Percentage shall be based on either the current or immediately preceding Plan Year as permitted by applicable transition rules.

          (B) Coordination of Actual Deferral Percentage and Actual Compensation Percentage Tests. Notwithstanding the above, for Plan Years commencing after December 31, 1988, in order to prevent the multiple use of the alternative method described in the immediately preceding paragraph and in I.R.C. ss. 401(m)(9)(A), any Highly Compensated Participant eligible to make Elective deferrals pursuant to this section and to make after-tax Employee contributions or to receive matching contributions under this Plan, if applicable, or under any other plan maintained by the Employer or an Affiliated Employer, shall have his actual contribution ratio reduced pursuant to Treas. Reg. ss. 1.401(M)-2, the provisions of which are incorporated herein by reference.

               1. Definitions. For purposes of this Section, "Actual Deferral Percentage" means, with regard to each specific group of Participants for a Plan Year, with respect to the Highly Compensated and Non-Highly Compensated Participant groups for a Plan Year, the average of the contribution percentage ratios, of the amount of Elective Employer Contributions allocated to each Participant's Elective Account for such Plan Year, including all or any portion of cash bonuses which may be deferred pursuant to this Plan in relation to such Participant's Compensation for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth (1/100) of one percent (1%). Elective Employer Contributions allocated to any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (a) Excess Elective Deferrals of Non-Highly Compensated Employees that arise solely from Elective Deferrals made under this Plan or plans of this Employer; and, (b) Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals; and, (2) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

               For purposes of this Plan, an Elective Contribution may only be taken into account under the Plan if such contribution satisfies the requirements described herein. Specifically, the Elective Contribution must be allocated to the Participant under the Plan as of the date within the applicable Plan Year. For purposes of this rule, an Elective Contribution is considered allocated as of a date within a Plan Year only if the allocation is not contingent on the Participant's participation in the Plan or performance of services on any date subsequent to the allocation date; and, the Elective Contribution is actually paid to the trust no later than the end of the twelve (12) month period immediately following the Plan Year to which the contribution relates. The Elective Contribution must also relate to compensation that either would have been received by the Participant in the Plan Year but for the Participant's election to defer under the Plan, or is attributable to services performed by the Participant in the Plan Year and, but for the Participant's election to defer, would have been received by the Participant within two and one-half (2 1/2) months after the close of the Plan Year. All Elective Contributions must satisfy the above requirements in order to be taken into account for purposes of the Actual Deferral Percentage Test.

               For the purposes of this section, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to this section, whether or not such deferral election was made or suspended pursuant to this Plan.

          (D) Aggregation of Cash or Deferred Plans. For the purposes of this Section and I.R.C. ss.ss. 401(a)(4), 401(k) and 410(b), if two or more plans which include cash or deferred arrangements are considered one plan for purposes of I.R.C. ss.ss. 401(a)(4) or 410(b) (other than I.R.C. ss. 410(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988, the cash or deferred arrangements included in such plans shall be treated as one arrangement.

          In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy I.R.C. ss.ss. 401(a)(4), 401(k) or 410(b). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and I.R.C. ss.ss. 401(a)(4), 401(k) and 410(b).

          For Plan Years beginning after December 31, 1989, plans may be aggregated under this subparagraph (E) only if they have the same Plan Year.

          For the purposes of this Section, if a Highly Compensated Participant is a Participant under two or more cash or deferred arrangements (other than a cash or deferred arrangement which is part of an employee stock ownership plan as defined in I.R.C. ss. 4975(e)(7) for Plan Years beginning after December 31, 1988), of the Employer or an Affiliated Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Participant. However, for Plan Years beginning after December 31, 1988, if the cash or deferred arrangements have different Plan Years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

          Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under I.R.C. ss. 401(k)

          (E) Adjustments to Actual Deferral Percentage Tests. In the event that the initial allocations of the Employer's Elective Contributions made pursuant to Section 5.7(A) above do not satisfy one of the tests set forth therein for Plan Years beginning after December 31, 1986, then the Administrator shall adjust Excess Contributions pursuant to the options set forth below:

               (1) Leveling and Distribution  Method. On or before the fifteenth
          (15th) day of the third (3rd) month following the end of each Plan Year, the Highly Compensated Participant having the highest dollar deferral shall have his portion of Excess Contributions distributed to him and/or, at his election recharacterized as a voluntary after-tax Employee contribution, if available, pursuant to this Plan, until one of the tests set forth in Section 5.7(A) is satisfied, or until his dollar amount deferred equals the next highest dollar ratio of the Highly Compensated Participant having the second highest dollar deferral. This process shall continue until one of the tests set forth in Section 5.7(A) is satisfied. For each Highly Compensated
          Participant, the amount of Excess Contributions is equal to the Elective Contributions made on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's Actual Deferral Ratio (determined after application of this paragraph) by his "414(s) Compensation." However, in determining the amount of Excess Contributions to be distributed and/or recharacterized with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferred Compensation amounts previously distributed to such affected Highly Compensated Participant for his taxable year ending with or within such Plan Year.

               With respect to the distribution of Excess Contributions pursuant to subsection (1) above, such distribution:

                    (a) may be  postponed  but not  later  than the close of the
               Plan Year following the Plan Year to which they are allocable;

                    (b) shall be made from Qualified  Nonelective  Contributions only to the extent that Excess Contributions exceed the balance in the Participant's Elective Account attributable to Deferred Compensation and Employer matching contributions made pursuant to this Plan, if any;

                    (c) shall be  adjusted  for  Income,  except  for gap period income as provided herein;

                    (d) shall be designated by the Employer as a distribution of
               Excess Contributions (and Income); and,

                    (e) in no case  shall the  amount  of  excess  contributions recharacterized for a Plan Year with respect to any Highly Compensated Employee exceed the amount of Elective Contributions made on behalf of such Highly Compensated Employee for such Plan Year.

               Notwithstanding the above, in the event of a complete termination of the Plan during the Plan Year in which the Excess Contribution arose, such distribution shall be made after the date of termination of the Plan and as soon as administratively feasible, but in no event later than the close of the twelve (12) month period immediately following such termination.

               (2)    Recharacterization    Method.    With   respect   to   the
          recharacterization of Excess Contributions pursuant to subsection (E) above, such recharacterized amounts:

                    (a) shall be deemed  to have  occurred  on the date on which the last of those Highly Compensated Participants with Excess Contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

                    (b) for Plan Years ending on or before  August 8, 1988,  may be postponed but not later than October 24, 1988;

                    (c) shall not exceed the amount of Deferred  Compensation on behalf of any Highly Compensated Participant for any Plan Year;

                    (d) shall be treated as voluntary Employee contributions for purposes of I.R.C. ss. 401(a)(4) and Treas. Reg. 1.401(k)-1(b). However, for purposes of Sections 5.7 and 6.2 to the extent required by applicable regulations, recharacterized Excess Contributions shall continue to be treated as Employer contributions that are Deferred Compensation. For Plan Years commencing after December 31, 1988, Excess Contributions recharacterized as voluntary Employee contributions shall continue to be nonforfeitable and subject to the same distribution rules provided for in Article 8;

                    (e) are not  permitted if the amount  recharacterized,  plus voluntary Employee contributions actually made by such Highly Compensated Participant, exceed the maximum amount of voluntary

               Employee contributions (determined prior to application of this section) that such Highly Compensated Participant is permitted to make under the Plan in the absence of recharacterization;

                    (f) shall be  adjusted  for  Income  except  for gap  period income as provided herein;

                    (g) any distribution and/or  recharacterization of less than the entire amount of Excess Contribution shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and Income; and,

                    (h) for Plan  Years  commencing  after  December  31,  1988,
               Elective Contributions may not be recharacterized hereunder unless they are recharacterized under the Plan with respect to which the Elective Contributions were made or under a Plan with the same Plan Year as the Plan under which the Elective Contributions were made.

               (3) Discretionary Qualified Nonelective Employer Contributions. Within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Nonelective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 5.7. Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the Plan Year bears to the total Compensation of all Non-Highly Compensated Participants.

          (F) Impermissible Treatment of Excess Contributions. Any excess contributions for a Plan Year may not remain unallocated or be allocated to a suspense account to one or more Participants in any future year.

          (G) Miscellaneous Provisions.

               (1) The income allocable to Excess Contributions shall be nondiscriminatory and used consistently for all Participants and for all corrective distributions made during each Plan Year. The income allocable to Excess Contributions is equal to the sum of the allocable gain or loss for the Plan Year and excluding the allocable gain or loss for the period between the end of the Plan Year and the date of distribution. Income includes all earnings and appreciation, including, such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation has been realized.

               The income allocable to excess contributions for the Plan Year is determined by multiplying the income for the Plan Year allocable to Elective Contributions and amounts treated as Elective Contributions by a fraction. The numerator of the fraction is the Excess Contributions by the Participant for the Plan Year. The denominator of the fraction is the total account balance of the Participant attributable to Elective Contributions and amounts treated as Elective Contributions as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year. Such income will be distributed under the fractional method set forth in Treas. Reg ss. 1.401(k)-1 or, alternatively, under the safe harbor method described below. If applicable, under the fractional method, the income for the period between the end of the Plan Year and the last day of the month preceding the distribution date that is allocable to Elective Contributions is multiplied by a fraction determined under the method described for the Plan Year. If elected, income may also be computed under the safe harbor method, the allocable income for the period between the end of the Plan Year and the distribution date is equal to ten percent (10%) of the income allocable to Excess Contributions for the Plan Year multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of determining the number of calendar months that have elapsed under the safe harbor method, a distribution occurring on or before the fifteenth (15th) day of the month will be treated as having been made on the last day of the preceding month, and a distribution occurring after such fifteenth (15th) day will be treated as having been made on the first day of the next month.

               No income allocable to Excess Contributions for the period between the end of the Plan Year and the date of a corrective distribution, herein referred to as "gap period income," will be distributed.

               (2) A corrective distribution of Excess Contributions (and income) may be made under the terms of the Plan without regard to any notice or consent otherwise required under I.R.C. ss.ss. 411(a)(11) and 417.

               (3) A corrective distribution of Excess Contributions (and income) under the terms of the Plan is includable in gross income on the earliest dates any Elective Contributions by the Participant during the Plan Year would have been received by the Participant had he originally elected to receive the amounts in cash, or, if distributed more than two and one-half (2 1/2) months after the Plan Year for which such contributions were made, in the Taxable

          Year of the Participant in which distributed. The amount of Excess contributions includable in the Participant's gross income shall be reduced as provided above. In addition, such a corrective distribution of Excess Contributions (and income) is not subject to the early distribution tax of I.R.C. ss. 72(t) and is not treated as a distribution for purposes of applying the excess tax under I.R.C. ss. 4981A.

               (4) A distribution of Excess Contributions (and income) is not treated as a distribution for purposes of determining whether the Plan satisfies the minimum distribution requirements of I.R.C. ss. 401(a)(9).

               (5) The amount of Excess Contributions to be recharacterized or distributed with respect to a Participant for a Plan Year shall be reduced by any Excess Deferrals previously distributed to such Participant for the Participant's Taxable Year ending with or within such Plan Year.

               (6) A Plan may use Qualified Nonelective Contributions, Qualified Matching Contributions, the recharacterization method, the corrective distribution method, or a combination of these methods, to avoid or correct excess contributions. This Plan does not, at present, require that, upon commencement of participation, a Highly Compensated
          Employee may elect whether any Excess Contributions are to be recharacterized or distributed, however, the Plan reserves the right to require Highly Compensated Employees to make such election. This Plan does permit a Highly Compensated Employee to elect to have all or a portion of the Excess contributions on behalf of such Participant for a Plan Year recharacterized or distributed. Any recharacterization or distribution of less than the entire amount of Excess Contributions with respect to any Highly Compensated Employee is treated as a pro rata recharacterization or distribution of excess contributions and allocable income or loss.

     The immediately preceding amendment to Section 5.7 is effective for plan years beginning after December 31, 1996.

DELETED LANGUAGE: 6.3 Limitations on Amount.

     The following family aggregation rules under Section 6.3(B)(2) [sic] commencing at page 59 shall be deleted:

          (B)(2) [sic] Family Aggregation Rules. For the purpose of determining the actual deferral ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of I.R.C. ss. 414(q)(6) because such Participant is either: a "five percent owner" of the Employer; or, one of the ten (10) Highly Compensated Employees paid the greatest I.R.C. ss. 415 Compensation during the year, the following rules shall apply:

               (a) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be the greater of: (i) the ratio determined by aggregating Employee mandatory contributions, Employer matching contributions and Employee voluntary contributions made, if any, and all I.R.C. ss. 414(s)
          Compensation" of all eligible Family Members who are Highly Compensated Participants without regard to family aggregation; and,
          (ii) the ratio determined by aggregating Employee mandatory contributions, Employer matching contributions and Employee voluntary contributions made, if any, and I.R.C. ss. 414(s) Compensation of all eligible Family Members (including Highly Compensated Participants). However, in applying the compensation limit to I.R.C. ss. 414(s) Compensation for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not yet attained age nineteen (19) before the close of the Plan Year.

               (b) The Employee mandatory contributions, Employer matching contributions and Employee voluntary contributions made and I.R.C. ss. 414(s) Compensation of all Family Members shall be disregarded for purposes of determining the Actual Contribution Percentage of Non-Highly Compensated Participants, except to the extent taken into account above.

               (c) If a Participant is required to be aggregated as a member of more than one (1) family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one (1) family group in accordance with the above.

     Plan Section 6.3(B) shall be renumbered to provide for the following subsections under Section 6.3(B):

          6.3(B)(1) Average Contribution Percentage Test

          6.3(B)(2) Definition of Average Contribution Percentage

          6.3(B)(3) Excess Aggregate Contributions

          6.3(B)(4) Aggregation of Related Employers

          6.3(B)(5) Aggregation of Highly Compensated Participant Contributions

          6.3(B)(6) Included Participants

DELETED LANGUAGE:  6.3 Limitations on Amount.

     The following family aggregation rules under Section 6.3(C)(6) shall be deleted:

          (C)(6) Calculation of Excess in Conjunction With Family Aggregation Rules. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Employee mandatory contributions, Employer matching contributions, Employee voluntary contributions and any qualified non-elective contributions or elective deferrals taken into account, of each family member that is combined to determine the combined Average Contribution Percentage.

     Plan Sections 6.3(C)(7) and (8) shall be renumbered to 6.3(C)(6) and (7), respectively.

     The immediately preceding deletions of Sections 4.9, 6.3(B)(2) [sic] and 6.3(C)(6) are effective for plan years beginning after December 31, 1996.

AMENDED LANGUAGE: 8.2(K) Involuntary Distributions.

     The following Section 8.2(K) shall be amended to read as follows:

          (K) Involuntary Distributions. As provided in I.R.C. ss. 411(a)(11), involuntary distributions due to a Participant's termination of participation in the Plan up to the maximum amount provided by law (currently $5,000.00 or less for Plan years beginning after August 5, 1997) will only be made if such distribution represents the entire value of the Participant's vested account balance which includes all accrued benefits attributable to both Employer and Employee contributions. Any nonvested portion shall be treated as a forfeiture. For purposes of this Section, if the value of a Participant's vested account balance is zero, the Participant shall be deemed to have received a distribution of such vested account balance. A Participant's vested account balance shall not include accumulated deductible employee contributions within the meaning of I.R.C. ss. 72(o)(5)(B) for Plan Years beginning prior to January 1, 1989. Distributions of any account balance which exceeded the maximum amount provided by law at any time shall only be made with the advance written consent of both the Participant and his spouse, if applicable. Any spousal consent required must be in the same form as provided for above.

     The immediately preceding amendment to Section 8.2(K) is effective for plan years beginning after August 5, 1997.

     5. No I.R.C. ss. 411(d)(6) Impermissible Cut-Back. Nothing herein shall result in an impermissible cut-back in Participant benefits as prohibited by I.R.C. ss. 411(d)(6).


     DATED this _____ day of ______________________, 1998.


                                        EVERETT MUTUAL SAVINGS BANK


                                        ------------------------------------
                                        By:  Michael B. Hansen
                                        Its: President and CEO/Director


                                        ------------------------------------
                                        By:  Lori Christenson
                                        Its: Vice President and
                                             Corporate Secretary


                                        COMMERCIAL BANK OF EVERETT


                                        ------------------------------------
                                        By:  Dale Lyski
                                        Its: President and COO/Director


                                        ------------------------------------
                                        By:  Lori Christenson
                                        Its: Vice President and
                                             Corporate Secretary


                                        MUTUAL BANCSHARES


                                        ------------------------------------
                                        By:  Michael B. Hansen
                                        Its: President, Chairman of the
                                             Board of Directors and CEO


                                        ------------------------------------
                                        By:  Lori Christenson
                                        Its: Secretary and Chief Information
                                             Officer

EVERETT MUTUAL SAVINGS BANK 401(k)
EMPLOYEES SAVINGS AND PROFIT SHARING
PLAN AND TRUST

TRUSTEE:

U.S. BANK OF WASHINGTON, N.A.


----------------------------------------------
By:  James M. Beaumont
Its: Vice President, Asset Management Division

                          FOURTH PLAN AMENDMENT TO THE
                         EVERTRUST FINANCIAL GROUP, INC.
                      401(k) PROFIT SHARING PLAN AND TRUST
                       (p/k/a EVERETT MUTUAL SAVINGS BANK
                      401(k) PROFIT SHARING PLAN AND TRUST)


     THESE AMENDMENTS ARE MADE TO THE EVERTRUST FINANCIAL GROUP, INC. 401(k) PROFIT SHARING PLAN AND TRUST PREVIOUSLY KNOWN AS THE EVERETT MUTUAL SAVINGS BANK 401(k) PROFIT SHARING PLAN AND TRUST, TO AMEND THE SAME AS PROVIDED FOR BELOW, PURSUANT TO ARTICLE IX OF SAID PLAN.

     1. Effective Date. Except as may be expressly provided for herein, this Amendment shall be effective on and after the date specified below.

     2. Change of Plan Name and Employer Name. The name of the Plan shall be changed from the Everett Mutual Savings Bank 401(k) Profit Sharing Plan and
Trust to the EverTrust Financial Group, Inc. 401(k) Profit Sharing Plan and Trust effective June 1, 1999. The name of the Employer Sponsor shall be changed from Everett Mutual Savings Bank to EverTrust Financial Group, Inc. effective June 1, 1999. Any and all references to the Everett Mutual Savings Bank 401(k) Profit Sharing Plan and Trust shall be to the EverTrust Financial Group, Inc. 401(k) Profit Sharing Plan and Trust.

     3. Amended and/or Deleted Plan Provisions. The following described plan provisions shall be amended or deleted, as indicated, as follows:

AMENDED LANGUAGE: 7.7(D) General Powers.

     The following Section 7.7(D) shall be amended to read as follows:

          7.7(D) General Powers.

               (1) General. The Trustee shall have the power to sell, convey, exchange, lease, convert, transfer, divide, repair, partition, consent to partition, mortgage, encumber or otherwise dispose of any Trust Fund assets during the period of its trusteeship and, in addition, may bind the Trust by undertaking any of the preceding transactions for periods beyond the Trustee's own tenure as Trustee. The Trustee may engage in any of the foregoing transactions with Trust Fund assets at public or private sale (except as otherwise required by applicable laws), or on credit or such other terms and conditions as may appear appropriate under the circumstances in the reasonable judgment of the Trustee.

               (2) Qualifying Employer Securities. The Trustee is authorized and empowered to acquire and hold Qualifying Employer Securities pursuant to the self-directed investment election of any Participant; provided, however, the Trustee shall not be permitted to acquire any Qualifying Employer Securities if, immediately after the acquisition of such securities, the fair market value of all Qualifying Employer Securities held by the Trustee for any one Participant's account should exceed the lesser of: one hundred percent (100%) of such Participant's Elective Deferral Account; or, more than twenty-five percent (25%) of the fair market value of such Participant's combined vested account balances in the Trust Fund.

          For the initial year to which this expanded opportunity to self-direct investments into Qualifying Employer Securities in the Plan is implemented, the Participant's account balances as of April 30, 1999 shall be utilized to determine the maximum permissible Qualifying Employer Securities investment and such investments shall be further subject to purchase limitations described in the conversion of subscription rights agreements. Effective for Plan Years commencing on and after January 1, 1999, self-directed investment elections may be made on such dates as otherwise provided by the Plan and the maximum permissible Qualifying Employer Securities self-directed investment election therein shall be based on the valuation date immediately prior to the effective date of such self-directed investment election. All such investment elections shall be further subject to applicable securities laws, as amended. Participants shall not have the option to receive and the Trustees shall not make an in kind distribution of Qualifying Employer Securities incident to any Plan Distribution. It is intended that any investment in Qualifying Employer Securities will meet the requirements of applicable securities laws and of ERISA, including, without limitation, the prudence and diversification rules of ERISA. Participants shall not have the opportunity to vote any Qualifying Employer Securities held by the Trust, except as may be expressly required to comply with applicable securities law or as otherwise expressly provided herein. No commissions shall be payable on any acquisition or disposition of Qualifying Employer Securities. Any acquisition or disposition of a Qualifying Employer Security shall be at an independently determined fair market value.

--------------------------------------------------------------------------------
The immediately preceding amendment to Section 7.7(D) is effective on and after September 1, 1999.
--------------------------------------------------------------------------------

     4. No I.R.C. ss. 411(d)(6) Impermissible Cut-Back. Nothing herein shall result in an impermissible cut-back in Participant benefits as prohibited by I.R.C. ss. 411(d)(6).

     DATED this _____ day of ___________________, 1999.


                                     EVERTRUST FINANCIAL GROUP, INC.


                                     -------------------------------------------
                                     By:  Michael B. Hansen
                                     Its: President and CEO/Director


                                     -------------------------------------------
                                     By:  Lori Christenson
                                     Its: Vice President and Corporate Secretary


EVERTRUST FINANCIAL GROUP, INC.
401(k) PROFIT SHARING PLAN AND TRUST

TRUSTEE:

U.S. BANK OF WASHINGTON, N.A.


-----------------------------------------------
By:  Cynthia Johnson
Its:  Vice President, Asset Management Division



     The  undersigned   affiliates  of  EverTrust  Financial  Group,  Inc.  also
acknowledges their acceptance, adoption and approval of this Fourth Plan Amendment.

     Dated this _____ day of ______________, 1999.

                                     I-PRO, INC.


                                     -------------------------------------------
                                     By:
                                     Its:


                                     -------------------------------------------
                                     By:
                                     Its:


                                     COMMERCIAL BANK OF EVERETT


                                     -------------------------------------------
                                     By:
                                     Its:


                                     -------------------------------------------
                                     By:
                                     Its:


                                     EVERETT MUTUAL BANK


                                     -------------------------------------------
                                     By:
                                     Its:


                                     -------------------------------------------
                                     By:
                                     Its:


                                     MUTUAL BANCSHARES CAPITAL, INC.


                                     -------------------------------------------
                                     By:
                                     Its:



                                     -------------------------------------------
                                     By:
                                     Its: